Registration No. 333-_______

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                ________________

                                    FORM S-3

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                ________________

                       NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  (State or Other Jurisdiction of Incorporation
                                or Organization)

                                   35-3672336
                      (I.R.S. Employer Identification No.)

                2 World Financial Center, Building B, 21st Floor
                            New York, New York 10281
                                 (212) 667-9300
                        (Address, Including Zip Code, and
                        Telephone Number, Including Area
                         Code, of Registrant's Principal
                               Executive Offices)

                            Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                           Wilmington, Delaware 19801
                                 (302) 658-7581
                       (Name, Address, Including Zip Code,
                         and Telephone Number, Including
                        Area Code, of Agent For Service)
                                ________________
                                   Copies to:
Jay Gracin, Esq.                                     Jeffrey J. Murphy, Esq.
Nomura Asset Acceptance Corporation                  Thacher Proffitt & Wood LLP
2 World Financial Center, Building B, 21st Floor     2 World Financial Center
New York, New York 10281                             New York, New York 10281

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         Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions and pursuant to Rule 415.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

                                  CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                               Proposed        Proposed maximum
   Title of securities registration       Amount being     maximum offering   aggregate offering   Amount of
           being registered              registered(1)    price per unit(1)        price(1)         fee(2)
--------------------------------------   -------------    -----------------   ------------------   ----------
Mortgage Pass-Through Certificates
and Mortgage-Backed Notes, issued in
Series(3).............................   $1,000,000.00           100%           $1,000,000.00       $80.90
=============================================================================================================

(1) Estimated solely for the purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.
(2)  Calculated in reliance upon 457(o).
(3) $166,805,031 aggregate principal amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes registered by the Registrant under Registration Statement No. 33-82746 and $5,880,266,827 aggregate principal amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes registered by the Registrant under Registration Statement No. 33-22133 referred to below and not previously sold are proposed to be consolidated in this Registration Statement concurrently with the effectiveness hereof pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates and Mortgage-Backed Notes have been previously paid by the Registrant under the foregoing Registration Statements. Accordingly, the total amount proposed to be registered under the Registration Statement as so consolidated as of the date of this filing is $6,048,071,858.

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

         Pursuant to Rule 429 of the General Rules and Regulations of the Securities Act of 1933, as Amended, the Prospectus and Prospectus Supplement Contained in this Registration Statement also relate to the Registrant's Registration Statements on Form S-3 (Registration Statement No. 33-82746 and Registration Statement No. 33-22133). This Registration Statement, which is a new Registration Statement, also constitutes a post-effective amendment to Registration Statement No. 33-82746 and Registration Statement No. 33-22133. Such post-effective amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement in accordance with Section 8(a) of the Securities Act of 1933.

                           CROSS REFERENCE SHEET FURNISHED PURSUANT TO RULE 404(a)

                Items and Captions in Form S-3                           Location in Prospectuses
---------------------------------------------------------  -------------------------------------------------
1.   Forepart of Registration Statement and Outside
     Front Cover Page of Prospectus......................  Forepart of Registration Statement and Outside
                                                           Front Cover Page of Prospectuses**
2.   Inside Front and Outside Back Cover Pages of
     Prospectus..........................................  Inside Front Cover Page of Prospectuses and
                                                           Outside Back Cover Page of
                                                           Prospectuses**
3.   Summary Information, Risk Factors and Ratio of
     Earnings to Fixed Charges...........................  Summaries of Prospectus; Special Considerations
4.   Use of Proceeds.....................................  Use of Proceeds**
5    Determination of Offering Price.....................  *
6.   Dilution............................................  *
7.   Selling Security Holders............................  *
8.   Plan of Distribution................................  Method of Distribution**
9.   Description of Securities to Be Registered..........  Outside Front Cover Page; Summaries of
                                                           Prospectus; Description of the Trust Funds;
                                                           Description of the Certificates**
10.  Interests of Named Experts and Counsel..............  *
11.  Material Changes....................................  Financial Information
12.  Incorporation of Certain Information by Reference...  Incorporation of Certain Information by Reference
13.  Disclosure of Commission Position on
     Indemnification for Securities Act Liabilities......  See page II-2

_________________________
*  Answer negative or item inapplicable.
** To be completed or provided from time to time by Prospectus Supplement.

                                EXPLANATORY NOTE

This Registration Statement consists of (i) a basic prospectus for use in a residential or multifamily transaction and (ii) two forms of prospectus supplement (one form to be used in offering a Series of Senior/Subordinate Certificates and the second form to be used in offering Mortgage-Backed Notes). Each basic prospectus used (in either preliminary or final form) will be accompanied by the applicable prospectus supplement.


                            Contents of Registration Statement
                            ----------------------------------

                                                                                                   Page
                                                                                                   ----

Forms of Prospectus Supplement:

Version 1: Form of Prospectus Supplement relating to a typical Senior/Subordinate Series............S-1

Version 2: Form of Prospectus Supplement relating to an offering of Mortgage-Backed Notes...........S-1

Basic Prospectus:

     Form of Basic Prospectus for use in a residential or multifamily transaction.....................1

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                                                     [Version 1]

                                                Subject to Completion, Dated [ ]

Prospectus Supplement (to Prospectus dated [   ])

$[   ] (APPROXIMATE)

NOMURA ASSET ACCEPTANCE CORPORATION

[   ] TRUST

[   ] PASS-THROUGH CERTIFICATES

[   ] ORIGINATOR AND SERVICER


CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SAND ON PAGE [ ] OF THE PROSPECTUS.

For a list of capitalized terms used in this prospectus supplement and the prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

The certificates will represent interests in the trust fund only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


The trust fund will issue certificates including the following:



                                     CLASS PRINCIPAL
           CLASS                         AMOUNT(1)             RATE
----------------------------      --------------------     ------------
            $[ ]                           [ ]                 [ ]

(1) These amounts are approximate, as described in this prospectus supplement.
(2) Interest will accrue on the Class [ ] and [ ] Certificates at [described as applicable].

This prospectus supplement and the accompanying prospectus relate only to the offering of the certificates listed in the table above and not to the other classes of certificates that will be issued by the trust fund as described in this prospectus supplement.

[Describe assets of trust fund.]

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[Describe underwriting arrangements.]

On or about [ ], delivery of the certificates offered by this prospectus supplement will be made through the book-entry facilities of [ ].

                                  UNDERWRITER:

                      NOMURA SECURITIES INTERNATIONAL, INC.

                  The date of this prospectus supplement is [ ]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

We provide information to you about the certificates offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (2) this prospectus supplement, which describes the specific terms of your certificates.

IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                              ____________________

Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                              ____________________

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                          PAGE

SUMMARY OF TERMS...........................................................S-4
RISK FACTORS...............................................................S-9
DESCRIPTION OF THE CERTIFICATES...........................................S-13
[The Insurance Policy.....................................................S-21
DESCRIPTION OF THE MORTGAGE POOL..........................................S-23
ADDITIONAL INFORMATION....................................................S-32
[ORIGINATOR/SERVICER......................................................S-32
THE POOLING AND SERVICING AGREEMENT.......................................S-34
YIELD CONSIDERATIONS......................................................S-39
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS................................S-44
STATE AND LOCAL INCOME TAX CONSIDERATIONS.................................S-45
LEGAL INVESTMENT CONSIDERATIONS...........................................S-45
USE OF PROCEEDS...........................................................S-45
UNDERWRITING..............................................................S-45
ERISA CONSIDERATIONS......................................................S-46
EXPERTS  .................................................................S-46
LEGAL MATTERS.............................................................S-46
RATINGS  .................................................................S-46
GLOSSARY OF DEFINED TERMS.................................................S-47
ANNEX I  .................................................................S-48

                                SUMMARY OF TERMS

          o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE CERTIFICATES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

          o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

          o [WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST FUND OR IN ANY POOL, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE CERTIFICATES-- DISTRIBUTIONS OF PRINCIPAL" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES, UNLESS WE SPECIFY OTHERWISE.]

THE OFFERED CERTIFICATES

         Nomura Asset Acceptance Corporation's [ ] Pass-Through Certificates consist of the following classes: [ ]. Only the [ ] Certificates are being offered by this prospectus supplement. These certificates will be issued in book-entry form.

         SEE "DESCRIPTION OF THE CERTIFICATES--GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE MINIMUM DENOMINATIONS AND THE INCREMENTAL DENOMINATIONS OF EACH CLASS OF CERTIFICATES.

         The certificates represent ownership interests in a trust fund, the assets of which consist primarily of [describe assets of trust fund.]

         The certificates will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the certificates on the date they are issued and the approximate total principal amount of the certificates on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE CERTIFICATES

         Principal and interest on the certificates will be payable on the [25th] day of each month, beginning in [ ]. However, if the [25th] day is not a business day, distributions will be made on the next business day after the [25th] day of the month.

INTEREST PAYMENTS

         Interest will accrue on each class of certificates, [other than the Class [ ] Certificate], at the applicable annual rates described in this prospectus supplement.

         SEE "DESCRIPTION OF THE CERTIFICATES -- DISTRIBUTIONS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

         The amount of principal payable on the certificates, [other than the Class [ ] Certificate], will be determined by (1) funds actually received on the mortgage loans in [each] pool that are available to make payments on the certificates, (2) the amount of interest received or advanced on the mortgage loans that is used to pay principal on the certificates, calculated as described in this prospectus supplement, (3) [formulas that allocate a portion of principal payments received on the mortgage loans to each class of certificates, as described in this prospectus supplement,] and (4) [ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

         WE EXPLAIN HOW PRINCIPAL IS PAID ON THE CERTIFICATES UNDER "DESCRIPTION OF THE CERTIFICATES--DISTRIBUTIONS OF PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT.

[PREPAYMENT PENALTIES ON THE MORTGAGE LOANS

         The holder of the Class [ ] Certificate will be entitled to receive any prepayment penalties received on the mortgage loans. These amounts will not be available to make payments on other classes of certificates.

         SEE "DESCRIPTION OF THE CERTIFICATES" AND "DESCRIPTION OF THE MORTGAGE POOL--GENERAL" IN THIS PROSPECTUS SUPPLEMENT.]

LIMITED RECOURSE

         The only source of cash available to make interest and principal payments on the certificates will be the assets of the trust fund. The trust fund will have no other source of cash and no entity other than the trust fund will be required or expected to make any payments on the certificates.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE CERTIFICATES

[Describe any applicable financial guaranty insurance policy or guarantee.]

[SUBORDINATION OF PAYMENTS

         The [ ] certificates will have a payment priority as a group over the Class [ ] Certificates both for payments of interest and payments of principal. No amounts will be paid to the Holder of the Class [ ] Certificate on any distribution date until all amounts due to the senior certificates and the Class
[ ] Certificates on that date have been paid and overcollateralization has reached the required level.]

[OVERCOLLATERALIZATION

         On the closing date, the total principal balance of the mortgage loans is expected to [approximately equal the total principal amount of the certificates]. Any interest received on the mortgage loans in excess of the amount needed to pay interest on the certificates and some of the expenses and fees of the trust fund will be used to reduce the total principal amount of the certificates to a level set by the rating agencies until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the certificates by the amount required by the rating agencies. This condition is referred to as "overcollateralization." We cannot assure you that sufficient interest will be generated by the mortgage loans to create overcollateralization, to increase overcollateralization to the level required by the rating agencies, or to maintain it at that level.

         SEE "RISK FACTORS--POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT FOR THE CLASS [ ] CERTIFICATES" AND "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT.]

[ALLOCATION OF LOSSES

         As described in this prospectus supplement, amounts representing losses on the mortgage loans in excess of overcollateralization will be applied to reduce the principal amount of the Class [ ] Certificates until their principal amount has been reduced to zero.

          o If a loss has been allocated to reduce the principal amount of your Class [ ] Certificate, you will receive no payment in respect of that reduction at that time.

          o After overcollateralization has been created and has been increased to the required level, you will receive the amount of that loss if there are sufficient funds to pay you, as described in this prospectus supplement, but you will not receive any interest on that amount.

          o After the principal amount of the Class [ ] Certificates has been reduced to zero, amounts representing losses on the mortgage loans will be paid to holders of the senior certificates by [ ], to the extent funds available are insufficient to cover these losses.

         SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--ALLOCATION OF LOSSES" AND "THE INSURANCE POLICY" IN THIS PROSPECTUS SUPPLEMENT.]

THE MORTGAGE LOANS

         On the closing date, which is expected to be on or about [ ], the assets of the trust fund will consist of [two] pools of mortgage loans with a total principal balance of approximately $[ ]. The mortgage loans will be secured by mortgages, deeds of trust, or other security instruments, all of which are referred to in this prospectus supplement as mortgages.

         [Description of mortgage loans.]

         [Description of pre-funding account and additional mortgage loans as applicable.]

         [The mortgage loans in the trust fund will not be insured or guaranteed by any government agency.]

         SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT FOR A GENERAL DESCRIPTION OF THE MORTGAGE LOANS AND "[ORIGINATOR/SERVICER]" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE UNDERWRITING GUIDELINES APPLIED IN ORIGINATING THE MORTGAGE LOANS.

[THE PRE-FUNDING ACCOUNT

         On the closing date, approximately $[ ] will be deposited by [ ] in a pre-funding account maintained by [ ]. It is intended that additional mortgage loans will be sold to the trust fund by the depositor from time to time, from [ ] until [ ], paid for with the funds on deposit in the pre-funding account.

         [Description of pre-funding account and additional mortgage loans as applicable.]

         SEE "DESCRIPTION OF THE CERTIFICATES--PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.]

SERVICING OF THE MORTGAGE LOANS

         The mortgage loans will be serviced by [  ].

         SEE "[ORIGINATOR/SERVICER]" AND "THE POOLING AND SERVICING AGREEMENT" IN THIS PROSPECTUS SUPPLEMENT.

OPTIONAL PURCHASE OF MORTGAGE LOANS

         [ ] will have the option to purchase all of the mortgage loans and the other property of the trust fund, [other than the insurance policy], after the total principal balance of the mortgage loans declines to less than [ ]% of their initial total principal balance; if [ ] does not exercise that option, [ ] may purchase the Mortgage Loans and other property of the trust fund.

         If the mortgage loans and other assets are purchased, the certificateholders will be paid accrued interest and principal equal to the outstanding principal amount of the certificates.

         SEE "DESCRIPTION OF THE CERTIFICATES--OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE PURCHASE PRICE TO BE PAID FOR THE MORTGAGE LOANS.

TAX STATUS

         [The Trust Fund will make one or more elections to treat certain assets of the trust as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes. The Class [ ] Certificates will represent regular interests in a REMIC and generally will be treated as debt instruments for federal income tax purposes. The Class [R] Certificates will represent the residual interest in each REMIC.]

         [Alternatively, grantor trust, partnership or FASIT status to be described as applicable.]

         SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS TO THE CERTIFICATES.

ERISA CONSIDERATIONS

         The Offered Certificates may be acquired by employee benefit plans and other retirement arrangements, subject to certain conditions.

         SEE "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR A MORE COMPLETE DISCUSSION OF THESE ISSUES.

LEGAL INVESTMENT CONSIDERATIONS

         [Only the Class [ ] Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

         There are other restrictions on the ability of some types of investors to purchase the certificates that prospective investors should consider.

         SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

RATINGS OF THE CERTIFICATES

         The certificates will initially have the
following ratings from [   ]:


Class               [Rating            [Rating
                    Agency]            Agency]

[   ]               [   ]              [   ]
[   ]               [   ]              [   ]
[   ]               [   ]              [   ]

These ratings are not recommendations to buy, sell or hold these certificates. A rating may be changed or withdrawn at any time by the assigning rating agency.

         o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your certificates may be lower than anticipated.

         SEE "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE COMPLETE DISCUSSION OF THE CERTIFICATE RATINGS.

                                  RISK FACTORS

         THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE CERTIFICATES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

[SOME OF THE LOANS IN THE MORTGAGE POOL ARE MORE LIKELY TO DEFAULT THAN OTHERS, AND HIGHER THAN EXPECTED DEFAULTS ON THESE LOANS COULD REDUCE THE YIELD ON YOUR CERTIFICATES

         The payment schedules for most of the mortgage loans in the pool require the borrower to pay off the principal balance of the loan gradually over the life of the loan. Some of the mortgage loans in the pool, however, have payment schedules under which the borrowers makes relatively small payments of principal over the life of the loan, and then must make a large final payment at maturity that pays off the entire principal balance outstanding. This final payment is usually much larger than the previous monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the risk of default is greater than on other types of loans. High rates of default on these types of loans in the pool will result in greater losses on your certificates.

The ability of a borrower to refinance the type of loan described above or sell the mortgaged property will depend upon a number of factors, including:

        o         the level of mortgage interest rates;

        o          the borrower's equity in the mortgaged property;

        o          general economic conditions; and

        o          the availability of credit.

We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage Pool" for information on the percentage of loans in the mortgage loan pool that consists of these loans.]

[MORTGAGE LOAN INTEREST RATES MAY LIMIT INTEREST RATES ON THE CERTIFICATES

         [LIBOR may increase or decrease at different times and in different amounts than the index applicable to the adjustable rate mortgage loans]

[The trust fund will include a reserve fund whose primary asset will be [describe as applicable]].

SEE "DESCRIPTION OF THE CERTIFICATES--THE RESERVE FUND" IN THIS PROSPECTUS SUPPLEMENT. FOR DETAILED INFORMATION ON THE INTEREST RATES OF THE MORTGAGE LOANS, SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.]

[POTENTIAL INADEQUACY OF CREDIT ENHANCEMENT FOR THE CLASS [   ] CERTIFICATES

         The Class [ ] Certificates are not insured by any financial guaranty insurance policy. The overcollateralization feature described in this prospectus supplement is intended to enhance the likelihood that holders of Class [ ] Certificates will receive regular payments of interest and principal, but is limited in nature and may be insufficient to cover all losses on the mortgage loans or shortfalls in interest payments on the mortgage loans.

In order to create, increase and maintain overcollateralization, it will be necessary that the mortgage loans generate more interest than is needed to pay interest on the certificates as well as fees and expenses of the trust fund and other amounts that are described in this prospectus supplement. We expect that the mortgage loans will generate more interest than is needed to pay those amounts, at least during some periods, because the weighted average of the interest rates on the mortgage loans will be higher, at the time the certificates are issued, than the weighted average of the interest rates on the certificates. We cannot assure you, however, that enough excess interest will be generated to reach the overcollateralization levels required by the rating agencies. The following factors will affect the amount of excess interest that the mortgage loans will generate:

         o PREPAYMENTS. Every time a mortgage loan with an interest rate higher than the weighted average of the interest rates on the certificates is prepaid, total excess interest after the date of prepayment will be reduced because that mortgage loan will no longer be outstanding and generating interest. The effect on your certificates of this reduction will be influenced by the amount of prepaid loans and the characteristics of the prepaid loans. Prepayment of a disproportionately high number of high interest rate mortgage loans would have a greater negative effect on future excess interest.

         o DEFAULTS. The rate of defaults on the mortgage loans may turn out to be higher than expected. Defaulted mortgage loans may be liquidated, and liquidated mortgage loans will no longer be outstanding and generating interest.

         o LEVEL OF LIBOR. If LIBOR increases, more money will be needed to pay interest to certificateholders, so less money will be available as excess interest.]

[SPECIAL RISKS FOR THE CLASS [   ]  CERTIFICATES

         The rights of holders of Class [ ] Certificates to receive payments of interest are subordinate to the rights of holders of senior certificates to receive payments of interest, and the rights of holders of Class [ ] Certificates to receive payments of principal are subordinate to the rights of holders of senior certificates to receive payments of principal.

         In addition, you should consider the following:

         o If you buy a Class [ ] Certificate and losses on the mortgage loans exceed excess interest and any overcollateralization that has been created, the principal amount of your certificate will be reduced proportionately with the principal amounts of the other Class [ ] Certificates by the amount of that excess;

         o If, after overcollateralization is created in the required amount, the mortgage loans generate interest in excess of the amount needed to pay interest and principal on the certificates and fees and expenses of the trust fund, the excess interest will be used to pay you and other holders of Class [ ] Certificates the amount of any reduction in the principal balances of the Class [ ] Certificates caused by application of losses.

         o We cannot assure you, however, that any excess interest will be generated and, in any event, no interest will be paid to you on the amount by which your principal balance was reduced because of the application of losses.

SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

[EFFECT OF LACK OF PRIMARY MORTGAGE INSURANCE ON THE CLASS [   ] CERTIFICATES

         Approximately [ ]% of the mortgage loans have loan-to-value ratios greater than 80%. None of the mortgage loans are covered by a primary mortgage insurance policy. If borrowers default on their mortgage loans, there is a greater likelihood of losses than if the loans were insured. We cannot assure you that the applicable credit enhancement will be adequate to cover those losses.

SEE "DESCRIPTION OF THE CERTIFICATES--CREDIT ENHANCEMENT--SUBORDINATION" AND "--ALLOCATION OF LOSSES" IN THIS PROSPECTUS SUPPLEMENT.]

UNPREDICTABILITY AND EFFECT OF PREPAYMENTS

         Borrowers may prepay their mortgage loans in whole or in part at any time; [however, approximately [ ]% of the mortgage loans require the payment of a prepayment penalty in connection with some voluntary prepayments, which may discourage these borrowers from prepaying their mortgage loans]. Prepayments of principal may also be caused by liquidations of or insurance payments on the mortgage loans. A prepayment of a mortgage loan will usually result in a prepayment on the certificates.

         The prepayment experience on the mortgage loans may affect the average life of the certificates. The rate of principal payments on the mortgage loans is from time to time influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the mortgage loans or that the rate of payments will conform to the model described in this prospectus supplement.

         If prevailing interest rates fall significantly below the interest rates on the mortgage loans, principal prepayments are likely to be higher than if prevailing rates remain at or above the interest rates on the mortgage loans. As a result, the actual maturity of the certificates could occur significantly earlier than expected. Conversely, if prevailing interest rates rise significantly above the interest rates on the mortgage loans, principal prepayments are likely to be lower than if prevailing rates remain at or below the interest rates on the mortgage loans and the maturity of the certificates could occur significantly later than expected. In addition, some prepayments may result in the collection of less interest than would otherwise be the case in the month of prepayment.

         o If you purchase your certificates at a discount and principal is repaid more slowly than you anticipate, then your yield may be lower than you anticipate.

         o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

         SEE "YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF FACTORS THAT MAY INFLUENCE THE RATE AND TIMING OF PREPAYMENTS ON THE MORTGAGE LOANS.

GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS

         Approximately [ ]% of the mortgage loans expected to be in the pool on the closing date are secured by properties in [California]. Delinquencies, defaults and losses on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in one state because the following conditions in [California] will have a disproportionate impact on the mortgage loans in general:

         o Declines in the [California] residential real estate market may reduce the values of properties located in that state, which would result in an increase in the loan-to-value ratios.

         o Properties in [California] may be more susceptible than homes located in other parts of the country to some types of uninsured hazards, such as earthquakes, as well as floods, wildfires, mudslides and other natural disasters.

         Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of those mortgage loans.

         FOR ADDITIONAL INFORMATION REGARDING THE GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS IN EACH POOL, SEE THE APPLICABLE TABLE UNDER "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.

REAL ESTATE MARKET MAY AFFECT PERFORMANCE OF MORTGAGE LOANS

         A decline in the real estate values or in economic conditions generally could increase the rates of delinquencies, foreclosures and losses on the mortgage loans to a level that is significantly higher than those experienced currently; and no assurance can be given that values of the properties securing the mortgage loans will not decline since the date of origination of the mortgage loan. If the credit enhancement described in this prospectus supplement is not enough to protect your certificates from these losses, the yield on your certificates may be reduced.

[EARLY PRINCIPAL PAYMENT FROM CASH REMAINING IN PRE-FUNDING  ACCOUNT

         If the cash in the pre-funding account on the closing date is not used to acquire additional mortgage loans by [ ], then that cash will be [paid to you on a proportionate basis with the other certificateholders in reduction of the principal balance of your certificates.] If the amount of that cash is substantial, you will receive a significant unexpected early payment of principal in (or before) [ ]. We cannot assure you that you will be able to reinvest that money in another investment with a comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL CERTIFICATES, WHICH CAN CAUSE DELAYS IN DISTRIBUTIONS AND HAMPER YOUR ABILITY TO PLEDGE OR RESELL YOUR CERTIFICATES

         Unless you are the purchaser of the residual certificates, your ownership of the certificates will be registered electronically with DTC. The lack of physical certificates could:

          o result in payment delays on the certificates because the trustee will be sending distributions on the certificates to DTC instead of directly to you;

          o make it difficult for you to pledge your certificates if physical certificates are required by the party demanding the pledge; and

          o could hinder your ability to resell the certificates because some investors may be unwilling to buy certificates that are not in physical form.

         SEE "DESCRIPTION OF THE CERTIFICATES--BOOK-ENTRY REGISTRATION" IN THIS PROSPECTUS SUPPLEMENT.

LIMITED ABILITY TO RESELL CERTIFICATES

         The underwriter is not required to assist in resales of the certificates, although it may do so. A secondary market for any class of certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your certificates. The certificates will not be listed on any securities exchange.

[Additional risk factors to be provided as applicable.]

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The [   ] Pass-Through Certificates will consist of the following
Classes: [   ] (together, the "Certificates").

         The [ ] Certificates are referred to in this prospectus supplement as the "Senior Certificates." Only the Class [ ] Certificates (the "Offered Certificates") are offered by this prospectus supplement. The Class [ ] Certificates are referred to in this prospectus supplement as the "LIBOR Certificates." The Class [ ] Certificates are referred to in this prospectus supplement as the "Subordinate Certificates." The Class R Certificate is also referred to as the "Residual Certificate."

         The Class [ ] Certificate will be issued as a single Certificate in fully registered, certificated form.

         The Certificates represent beneficial ownership interests in a trust fund (the "Trust Fund"), the assets of which consist primarily of (1) [describe mortgage loans] mortgage loans (the "Mortgage Loans"), (2) the assets that from time to time are identified as deposited in respect of the Mortgage Loans in the Collection Account and the Certificate Account (each as defined in this prospectus supplement), (3) property acquired by foreclosure of Mortgage Loans or deed in lieu of foreclosure, (4) any applicable insurance policies and all proceeds of these insurance policies, and (5) [describe other assets, as applicable].

         Each Class of Offered Certificates will be issued in the respective approximate initial total principal amount set forth or described on the cover page of this prospectus supplement. The total principal amount of each Class of Offered Certificates is referred to in this prospectus supplement as the "Class Principal Amount" for that Class. The Class [ ] Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described in this prospectus supplement. The total Certificate Principal Amount (as defined in this prospectus supplement) of the Certificates and the initial Class Principal

Amount of each Class of Offered Certificates may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined in this prospectus supplement) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pools" in this prospectus supplement.

         Distributions on the Certificates will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to Certificateholders of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately preceding the month in which that Distribution Date occurs.

         o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in New York or [California] are closed.

         Distributions on the Offered Certificates will be made to each registered holder entitled to the distributions, either (1) by check mailed to the Certificateholder's address as it appears on the books of the Trustee (as defined in this prospectus supplement), or (2) at the request, submitted to the Trustee in writing at least five Business Days prior to the related Record Date, of any holder of an Offered Certificate (at the holder's expense) in immediately available funds; provided, that the final distribution in respect of any Certificate will be made only upon presentation and surrender of the Certificate at the Corporate Trust Office (as defined in this prospectus supplement) of the Trustee. See "-- The Trustee" in this prospectus supplement.

[PRE-FUNDING ACCOUNT

         On the Closing Date approximately $[ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by [ ], which account shall be part of the trust fund. During the period (the "Pre-Funding Period") from [ ] until [ ], the Pre-Funding Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined in this prospectus supplement) deposited in the trust fund in accordance with the Pooling and Servicing Agreement. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to [to be provided as applicable].

         Amounts on deposit in the Pre-Funding Account will be invested in [to be provided as applicable] and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [to be provided as applicable] following the Pre-Funding Period.]

BOOK-ENTRY REGISTRATION

         GENERAL

         The Offered Certificates (the "Book-Entry Certificates") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Certificates will be issued in minimum denominations in principal amount of $25,000 and integral multiples of $1 in excess of $25,000.

         Each Class of Book-Entry Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. Nomura Asset Acceptance Corporation (the "Depositor") has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Certificate (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Certificate"), except as set forth below under "--Definitive Certificates" and in the Prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Securities -- Definitive Securities."

         Unless and until Definitive Certificates are issued, it is anticipated that:

          o the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement (as defined in this prospectus supplement).

          o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC [, Clearstream Luxembourg or Euroclear, as applicable,] and [its/their] Participants.

          o while the Offered Certificates are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream Luxembourg and Euroclear] and [its/their] operations, DTC [Clearstream Luxembourg and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream Luxembourg and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

         None of the Depositor, [ ], the Servicer or the Trustee [or additional parties] (as those terms are defined in this prospectus supplement) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream Luxembourg and Euroclear], see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the Prospectus" [and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to this Prospectus Supplement].

         DEFINITIVE CERTIFICATES

         Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under " Description of the Securities -- Book-Entry Registration and Definitive Securities -- Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their Book-Entry Certificates. Upon surrender by DTC of the Definitive Certificates representing the Book-Entry Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Certificates as Definitive Certificates in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

DISTRIBUTIONS OF INTEREST

         The amount of interest distributable on each Distribution Date in respect of each Class of Certificates (other than the Class [ ] Certificate) will equal the sum of [to be provided as applicable]. Interest will accrue on the Offered Certificates on the basis of a 360-day year and the actual number of days in each Accrual Period.

          o The "Interest Rate" for each Class of Certificates will be the applicable annual rate described below.

         [If [ ] does not exercise its option to purchase the Mortgage Loans when it is first entitled to do so, as described under "-- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, then with respect to each succeeding Distribution Date, the [ ] will be increased to %]. Subject to the preceding proviso, the Interest Rates for the Class [ ] Certificates will be the applicable annual rate determined as follows:

          o    [To be provided as applicable].

          o The "Net Mortgage Rate" for any Mortgage Loan equals the Mortgage Rate of the Mortgage Loan MINUS the Total Expense Rate (as defined in this prospectus supplement).

          o The "Total Expense Rate" for each Distribution Date is the sum of [the Servicing Fee Rate and the Trustee Fee Rate (each as defined in this prospectus supplement)].

         The "Certificate Principal Amount" of any Offered Certificate for any date of determination will equal that Certificate Principal Amount on [ ] (the "Closing Date") as reduced by all amounts previously distributed on that Certificate in respect of principal and, in the case of a Class [ ] Certificate, any Applied Loss Amount (as defined in this prospectus supplement) previously allocated to that Certificate.

         For each Distribution Date, the "Accrual Period" applicable to each Class of Offered Certificates will be the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

          o The "Interest Remittance Amount" for any Distribution Date will equal the sum of [to be provided as applicable].

         On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

         [To be provided as applicable.]

         When a principal prepayment in full is made on a Mortgage Loan, the borrower is charged interest only to the date of the prepayment, instead of for a full month, with a resulting reduction in interest payable for the month during which the prepayment is made. Prepayments in part will be applied as of the date of receipt. Full or partial prepayments (or proceeds of other liquidations) received in any Prepayment Period will be distributed to holders of Offered Certificates on the Distribution Date following that Prepayment Period. To the extent that, as a result of a full or partial prepayment, a borrower is not required to pay a full month's interest on the amount prepaid, a shortfall (a "Prepayment Interest Shortfall") in the amount available to make distributions of interest on the Certificates could result. A Prepayment Interest Shortfall will result from a prepayment in full only if that prepayment is received on or after the [16th] day of a calendar month. If a prepayment in full is received on or prior to the [15th] day of a calendar month, there will be an excess of interest over one month's interest for that Mortgage Loan ("Prepayment Interest Excess") available for distribution to Certificateholders on the related Distribution Date. The Servicer is obligated to fund Prepayment Interest Shortfalls that exceed Prepayment Interest Excess, but only in an amount up to the total of the Servicing Fees for the applicable Distribution Date. See "The Pooling and Servicing Agreement -- Prepayment Interest Shortfalls" in this prospectus supplement. Any of these payments by the Servicer is referred to in this prospectus supplement as "Compensating Interest." Any Prepayment Interest Shortfalls not funded by the Servicer ("Net Prepayment Interest Shortfalls") will reduce the Interest Remittance Amount available for distribution on the related Distribution Date.

[DETERMINATION OF INDEX

         On the second Business Day preceding the beginning of each Accrual Period (each date, an "Index Determination Date"), the Trustee will determine the Index for that Accrual Period.

         On each Index Determination Date, the Index for the next succeeding Accrual Period will be established by the Trustee as follows:

         [To be provided as applicable.]]

DISTRIBUTIONS OF PRINCIPAL

         Distributions of principal on the Class [ ] Certificates will be made primarily from [to be provided as applicable.]

         o The "Principal Distribution Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided as applicable].

         o The "Principal Remittance Amount" for [each Mortgage Pool for] any Distribution Date will be equal to the sum of [to be provided as applicable.]

         o The "Due Period" for any Distribution Date is the one-month period beginning on [the second day of the calendar month immediately preceding the month in which that Distribution Date occurs and ending on the first day of the month in which that Distribution Date occurs.]

         o The "Prepayment Period" for each Distribution Date is the one-month period beginning on the Cut-off Date, in the case of [the first Distribution Date, and on the day immediately following the close of the immediately preceding Prepayment Period, in the case of each subsequent Distribution Date, and ending on the [ ]th day (or if that day is not a Business Day, the immediately preceding Business Day) of the month in which that Distribution Date occurs].

         On each Distribution Date, the Principal Distribution Amount will be distributed in the following order of priority:

         [To be provided as applicable].

CREDIT ENHANCEMENT

         Credit enhancement for the Offered Certificates consists of [the Insurance Policy, the subordination of the Subordinate Certificates, the priority of application of Realized Losses (as defined in this prospectus supplement) and overcollateralization], in each case as described in this prospectus supplement. [The Insurance Policy is described under "The Insurance Policy" below.]

[SUBORDINATION

         The rights of holders of the Class [ ] Certificates to receive distributions with respect to the Mortgage Loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the Senior Certificates, as described under "-- Distributions of Interest" and "-- Distributions of Principal." This subordination is intended to enhance the likelihood of regular receipt by holders of Senior Certificates of the full amount of interest and principal distributable on the Senior Certificates, and to afford holders of Senior Certificates limited protection against Realized Losses incurred on the Mortgage Loans.

         No amounts will be distributed to the holder of the Class [ ] Certificate until all amounts due to the holders of the Class [ ] Certificates have been distributed.

         The limited protection afforded to holders of Class [ ] Certificates by means of the subordination of Subordinate Certificates having a lower priority of distribution will be accomplished by the preferential right of holders of Offered Certificates to receive, prior to any distribution in respect of interest or principal, respectively, being made on any Distribution Date in respect of Certificates having a lower priority of distribution, the amounts of interest due them and principal available for distribution, respectively, on that Distribution Date.]

[ALLOCATION OF LOSSES

         If a Mortgage Loan becomes a Liquidated Mortgage Loan during any Prepayment Period, the related Net Liquidation Proceeds, to the extent allocable to principal, may be less than the outstanding principal balance of the Mortgage Loan. The amount of that insufficiency is a "Realized Loss." Realized Losses on Mortgage Loans will have the effect of reducing amounts distributable in respect of, first, the Class [ ] Certificate (both through the application of Monthly Excess Interest to fund the deficiency and through a reduction in the Overcollateralization Amount for the related Distribution Date), and second, the Class [ ] Certificates, before reducing amounts distributable in respect of the Senior Certificates.

         o A "Liquidated Mortgage Loan" is, in general, a defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover in respect of that Mortgage Loan have been recovered (exclusive of any possibility of a deficiency judgment).

         To the extent that Realized Losses occur, those Realized Losses will reduce the Total Loan Balance, and thus may reduce the Overcollateralization Amount. As described in this prospectus supplement, the Overcollateralization Amount is created, increased and maintained by application of Monthly Excess Cashflow to make distributions of principal on the Offered Certificates.

         If on any Distribution Date after giving effect to all Realized Losses incurred during the related Due Period and distributions of principal on that Distribution Date, the total Certificate Principal Amount of the Certificates exceeds the Total Loan Balance for that Distribution Date (this excess, an "Applied Loss Amount"), the Class Principal Amount of the Class [ ] Certificates will be reduced by that amount, until the Class Principal Amount of the Class [ ] Certificates has been reduced to zero. The Class Principal Amounts of the Senior Certificates will not be reduced by allocation of Applied Loss Amounts.

         Holders of Class [ ] Certificates will not receive any distributions in respect of Applied Loss Amounts, except to the extent of available Monthly Excess Cashflow as described below.]

         [OVERCOLLATERALIZATION

         The weighted average Net Mortgage Rate of the Mortgage Loans is generally expected to be higher than the weighted average of the interest rates of the Certificates, thus generating excess interest collections. To the extent described in this prospectus supplement, Monthly Excess Interest will be applied on any Distribution Date in reduction of the Certificate Principal Amounts of the Offered Certificates. This application of interest collections as distributions of principal will cause the total Certificate Principal Amount of the Certificates to amortize more rapidly than the Total Loan Balance, creating, increasing and maintaining overcollateralization. However, Realized Losses will reduce overcollateralization, and could result in an Overcollateralization Deficiency.

         For each Distribution Date, the Monthly Excess Interest and any Excess Principal will be the "Monthly Excess Cashflow," which will be in the following order of priority:

         [To be provided as applicable.]]

         [THE RESERVE FUND

         The Reserve Fund will be an asset of the Trust Fund but not of the REMIC. The holder of the Residual Certificate will be the owner of the Reserve Fund, and amounts on deposit in the Reserve Fund will be invested at the direction of the holder of the Residual Certificate as provided in the Pooling and Servicing Agreement. The Reserve Fund will consist of [to be provided as applicable].

         Withdrawals will be made from the Reserve Fund for the benefit of the Offered Certificates as described under "Overcollateralization" above.

         The only asset of the Reserve Fund on the Closing Date will be [to be provided as applicable.]

         If on any Distribution Date the sum of the amount on deposit in the Reserve Fund and the Overcollateralization Amount exceeds the Targeted Overcollateralization Amount, the excess will be released to the Residual Certificateholder, provided that the amount remaining in the Reserve Fund equals or exceeds the reserve fund requirement specified in the Pooling and Servicing Agreement.]

FINAL SCHEDULED DISTRIBUTION DATE

         It is expected that scheduled distributions on the Mortgage Loans, assuming no defaults or losses that are not covered by the limited credit support described in this prospectus supplement, will be sufficient to make timely distributions of interest on the Offered Certificates and to reduce the Class Principal Amount of each Class of the Senior Certificates to zero not later than [ ] and of the Class [ ] Certificates not later than [ ]. As to each Class, the actual final Distribution Date may be earlier or later, and could be substantially earlier, than the applicable Final Scheduled Distribution Date.

REPORTS TO CERTIFICATEHOLDERS

         On each Distribution Date the Trustee will make available to each Certificateholder a statement containing the following information:

          o the amount of principal distributed on that date to holders of each Class of Offered Certificates;

          o the amount of interest distributed on that date to holders of each Class of Offered Certificates;

          o    the Interest Rate applicable to each Class of Offered
               Certificates;

          o the Class Principal Amount of each Class of Offered Certificates after distributions on that date;

          o the amount of the Servicing Fees and Trustee Fee paid with respect to that date;

          o    the Total Loan Balance as of the related Distribution Date;

          o the amount of any Realized Losses on the Mortgage Loans during the immediately preceding calendar month and total Realized Losses since the Cut-off Date;

          o the number and aggregate Principal Balance of Mortgage Loans (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property; o any amount distributed to the holder of the Residual Certificate; and

          o other information to the extent provided in the Pooling and Servicing Agreement.

OPTIONAL PURCHASE OF MORTGAGE LOANS; TERMINATION OF THE TRUST FUND

         On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, the holder of the [ ] will (subject to the terms of the Pooling and Servicing

Agreement) have the option to purchase the Mortgage Loans, any REO Property and any other related property for a price equal to the sum of (1) 100% of the total outstanding principal balance of the Mortgage Loans plus accrued interest on the Mortgage Loans at the applicable Mortgage Rate, (2) the fair market value of all other property being purchased, (3) any unpaid Servicing Fees and other amounts payable to the Servicer and the Trustee and (4) [ ]; provided, that the purchase price will not be less than the total Certificate Principal Amount of the Offered Certificates, plus accrued interest on the Offered Certificates. If the holder of the [ ] does not exercise that option, the [ ] will then have the same purchase option. If either purchase option is exercised, the Trust Fund will be terminated (this event, an "Optional Termination").

         If the [ ] does not exercise its option as described above when it is first entitled to do so, [to be provided as applicable].

THE TRUSTEE

         [ ], a [ ] banking corporation, will be the Trustee under the Pooling and Servicing Agreement (the "Trustee"). The Trustee will be paid a monthly fee (the "Trustee Fee") calculated as a fixed percentage equal to [ ]% annually (the "Trustee Fee Rate") on the Total Loan Balance. As additional compensation, the Trustee will be entitled to [to be provided as applicable]. The Trustee's "Corporate Trust Office" for purposes of presentment and surrender of the Offered Certificates for the final distribution on the Offered Certificates and for all other purposes is located at [ ], or any address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

[THE INSURANCE POLICY

         The following information has been supplied by [ ] (the "Insurer") for inclusion in this Prospectus Supplement. Accordingly, the Depositor, the Servicer and the Underwriter do not make any representation as to the accuracy and completeness of this information. The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Certificate Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Certificates or the advisability of investing in the Certificates.

THE INSURER

         [To be provided as applicable.]

INSURER FINANCIAL INFORMATION

         [To be provided as applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

         [To be provided as applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

         [To be provided as applicable.]

THE INSURANCE POLICY

         [To be provided as applicable.]]

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of approximately [ ] [description of Mortgage Loans] Mortgage Loans with original terms to maturity from the first due date of the scheduled monthly payment (a "Monthly Payment") of not more than [30] years, having a total Principal Balance as of the Cut-off Date (after giving effect to Monthly Payments due on that date) of approximately $[ ] (the "Cut-off Date Balance"). The Mortgage Loans were originated or acquired by the originators described in this prospectus supplement generally in accordance with the underwriting guidelines described in this prospectus supplement.

         Wherever reference is made in this prospectus supplement to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total Principal Balance of the related Mortgage Loans as of the Cut-off Date.

         All of the Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating [to be provided as applicable.] The Mortgage Loans to be included in the Mortgage Pool will be acquired by the Depositor from [ ] ("[ ]"), which acquired the Mortgage Loans from [ ]. See "[Originator/Servicer]" and "The Pooling and Servicing Agreement -- Assignment of Mortgage Loans" in this prospectus supplement.

         Pursuant to its terms, each Mortgage Loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount generally equal to the lower of the unpaid principal amount of the Mortgage Loan or the replacement value of the improvements on the Mortgaged Property. Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building. See "Description of Mortgage and Other Insurance Hazard -- Insurance on the Loans -- Standard Hazard Insurance Policies" in the Prospectus.

         [Approximately [ ]% of the Mortgage Loans have Loan-to-Value Ratios in excess of 80%. None of those Mortgage Loans or any other Mortgage Loans are covered by primary mortgage insurance policies. The "Loan-to-Value Ratio" of a Mortgage Loan at any time is the ratio of the principal balance of the Mortgage Loan at the date of determination to (a) in the case of a purchase, the lesser of the sale price of the Mortgaged Property and its appraised value at the time of sale, or (b) in the case of a refinance or modification, the appraised value of the Mortgaged Property at the time of refinance or modification.]

         [Approximately [ ]% of the Mortgage Loans are fully amortizing. Approximately [ ]% of the Mortgage Loans will have original terms to maturity that are shorter than their amortization schedules, leaving final payments ("Balloon Payments") due on their maturity dates that are significantly larger than other monthly payments (these loans, "Balloon Loans"). The Balloon Loans are generally expected to have original terms to maturity of [15] years. The ability of the borrower to repay a Balloon Loan at maturity frequently will depend on the borrower's ability to refinance the loan. Any loss on a Balloon Loan as a result of the borrower's inability to refinance the loan will be borne by Certificateholders, to the extent not covered by the applicable credit enhancement. Neither the Servicer nor the Trustee will make any Advances with respect to delinquent Balloon Payments.]


ADJUSTABLE RATE MORTGAGE LOANS

         [Describe adjustment of adjustable rate Mortgage Loans, as applicable.]

[THE INDEX

         The Index applicable to the determination of the Mortgage Rates for the Adjustable Rate Mortgage Loans will be [described as applicable].]

THE MORTGAGE LOANS

         The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Certificates, the Mortgage Loans may be removed from the Trust Fund as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other mortgage loans may be included in the Trust Fund prior to the issuance of the Offered Certificates.


Number of Mortgage Loans...........................................
Initial Pool Balance............................................... $
Mortgage Rates:....................................................         %
              Weighted Average.....................................
                                                                            % to
              Range................................................ %
Weighted Average Remaining Term to Maturity (in months)............

         The Principal Balances of the Mortgage Loans range from approximately
$[   ] to approximately $[  ]. The Mortgage Loans have an average Principal
Balance of approximately $[ ].

         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

         No more than approximately [ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

         The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the percentages in the following tables may not equal the totals due to rounding.)

                         CUT-OFF DATE PRINCIPAL BALANCES



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF PRINCIPAL      NUMBER OF             TOTAL                TOTAL
   BALANCES ($)       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

              The average Cut-off Date Principal Balance is approximately $[ ].


                              LOAN-TO-VALUE RATIOS



                                                                PERCENTAGE OF
  RANGE OF ORIGINAL                                           MORTGAGE LOANS BY
LOAN-TO-VALUE RATIOS     NUMBER OF             TOTAL                TOTAL
         (%)           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

The weighted average original Loan-to-Value Ratio is approximately [   ]%.


                                 MORTGAGE RATES





                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF PRINCIPAL      NUMBER OF             TOTAL                TOTAL
   BALANCES ($)       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

_______________

* Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans. The weighted average Mortgage Rate is approximately [ ]% per annum.

                                   LOAN TYPES


                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
   LOAN TYPE          MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========



                           ORIGINAL TERMS TO MATURITY



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF MATURITIES     NUMBER OF             TOTAL                TOTAL
     (MONTHS)         MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------   --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


     The weighted average original term to maturity is approximately [ ]months.


                           REMAINING TERMS TO MATURITY



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
  REMAINING TERM TO     NUMBER OF             TOTAL                TOTAL
  MATURITY (MONTHS)   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------   --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


              The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately [ ] months.

                             GEOGRAPHIC DISTRIBUTION


                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
       STATE          MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========



                                 PROPERTY TYPES



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
 PROPERTY TYPE        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


                                  LOAN PURPOSES



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
   LOAN PURPOSE       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


                                OCCUPANCY STATUS




                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
OCCUPANCY STATUS      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========



                               DOCUMENTATION TYPES



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
DOCUMENTATION TYPE    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

                                  CREDIT GRADES




                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
   CREDIT GRADE       MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========



                              PREPAYMENT PENALTIES




                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                        NUMBER OF             TOTAL                TOTAL
PREPAYMENT PENALTY    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

               MAXIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS




                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF MAXIMUM        NUMBER OF             TOTAL                TOTAL
     RATES (%)        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

              The weighted average Maximum Rate of the Adjustable Rate Mortgage Loans is approximately [ ]% per annum.


               MINIMUM RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF MINIMUM        NUMBER OF             TOTAL                TOTAL
     RATES (%)        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

              The weighted average Minimum Rate of the Adjustable Rate Mortgage Loans is approximately [ ]% per annum.


               GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS



                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
RANGE OF GROSS          NUMBER OF             TOTAL                TOTAL
   MARGINS (%)        MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

              The weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately % per annum.

           NEXT ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                               PERCENTAGE OF
                                                             MORTGAGE LOANS BY
NEXT ADJUSTMENT          NUMBER OF             TOTAL                TOTAL
     DATE             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------    --------------    -----------------    ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


            INITIAL FIXED TERM/SUBSEQUENT ADJUSTABLE RATE TERM OF THE
                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                PERCENTAGE OF
 INITIAL FIXED                                                MORTGAGE LOANS BY
TERM/SUBSEQUENT           NUMBER OF            TOTAL                TOTAL
ADJUSTABLE RATE TERM    MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------    --------------    -----------------  -------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========


               PERIODIC CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS


                                                              PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                          NUMBER OF            TOTAL              TOTAL
 PERIODIC CAP (%)       MORTGAGE LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------    --------------    -----------------  ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

               INITIAL CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS

                                                              PERCENTAGE OF
                                                             MORTGAGE LOANS BY
                          NUMBER OF            TOTAL              TOTAL
  INITIAL CAP (%)       MORTGAGE LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
--------------------    --------------    -----------------  ------------------
                                                $                             %
                         ---------             ---------             ---------

Total..........                                $                        100.00%
                         =========             =========             =========

[SUBSEQUENT MORTGAGE LOANS

              The obligation of the Trust Fund to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the Pooling and Servicing Agreement (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

              The characteristics of Subsequent Mortgage Loans may vary significantly from time to time subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided as applicable.]]

                             ADDITIONAL INFORMATION

              The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for Monthly Payments due on or before that date. A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in this prospectus supplement under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                              [ORIGINATOR/SERVICER

              The information in this section has been provided by [servicer]. None of the Depositor, [ ], the Trustee, the Insurer, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

GENERAL

              [Description of the Originator/Servicer.]

LENDING ACTIVITIES AND LOAN SALES

              [ ] originates real estate loans through its network of offices and loan origination centers. [ ] also participates in secondary market activities by originating and selling mortgage loans while continuing to service the majority of the loans sold. In other cases [ ]'s whole loan sale agreements provide for the transfer of servicing rights.

              [ ]'s primary lending activity is funding loans to enable borrowers to purchase or refinance residential real property, which loans are secured by first or second liens on the related real property. [ ]'s single-family real estate loans are predominantly "conventional" mortgage loans, meaning that they are not insured by the Federal Housing Administration or partially guaranteed by the U.S. Department of Veterans Affairs.

              The following table summarizes [ ]'s one- to four-family residential mortgage loan origination and sales activity for the periods shown below. Sales activity may include sales of mortgage loans purchased by [ ] from other loan originators.




                                         YEAR ENDED DECEMBER 31                      THREE MONTHS ENDED MARCH 31
                          ------------------------------------------         ------------------------------------
                                         (DOLLARS IN THOUSANDS)                         (DOLLARS IN THOUSANDS)
Originated and
     Purchased........... $           $            $             $             $            $            $
Sales.................... $           $            $             $             $            $            $

LOAN SERVICING

      The Servicer services all of the mortgage loans it originates that are retained in its portfolio and continues to service at least a majority of the loans that have been sold to investors. Servicing includes collecting and remitting loan payments, accounting for principal and interest, contacting delinquent borrowers, and supervising foreclosure in the event of unremedied defaults. The Servicer's servicing activities are audited periodically by applicable regulatory authorities. Some financial records of the Servicer relating to its loan servicing activities are reviewed annually as part of the audit of the Servicer's financial statements conducted by its independent accountants.

UNDERWRITING GUIDELINES

      The Mortgage Loans were originated generally in accordance with guidelines (the "Underwriting Guidelines") established by [ ]. The Underwriting Guidelines are primarily intended to evaluate the value and adequacy of the mortgaged property as collateral and are also intended to consider the borrower's credit standing and repayment ability. On a case-by-case basis and only with the approval of two or more senior lending officers, [ ] may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial number of the Mortgage Loans will have been originated under underwriting exceptions.

      [Describe originator's underwriting guidelines.]

SERVICING PRACTICES AND EXPERIENCE

      In general, when a borrower fails to make a required payment on a residential mortgage loan, [ ] attempts to cause the deficiency to be cured by corresponding with the borrower. In most cases deficiencies are cured promptly. Pursuant to [ ]'s customary procedures for residential mortgage loans serviced by it for its own account, [ ] generally mails a notice of intent to foreclose to the borrower after the loan has become 31 days past due (two payments due but not received) and, within one month thereafter, if the loan remains delinquent, typically institutes appropriate legal action to foreclose on the property securing the loan. If foreclosed, the property is sold at public or private sale and may be purchased by [ ]. In California, real estate lenders are generally unable as a practical matter to obtain a deficiency judgment against the borrower on a loan secured by single-family real estate.

      The following table sets forth the delinquency and loss experience at the dates indicated for residential (one- to four-family and multifamily) first lien mortgage loans serviced by the Servicer that were originated or purchased by the
Servicer:

      [To be provided as applicable.]

      There can be no assurance that the delinquency and loss experience of the Mortgage Loans will correspond to the loss experience of the Servicer's mortgage portfolio set forth in the table above. The statistics shown above represent the delinquency and loss experience for the Servicer's total servicing portfolio only for the periods presented, whereas the total delinquency and loss experience on the Mortgage Loans will depend on the results over the life of the Trust Fund. The Servicer's portfolio includes mortgage loans with payment and other characteristics that are not representative of the payment and other characteristics of the Mortgage Loans. A substantial number of the Mortgage Loans may also have been originated based on Underwriting Guidelines that are less stringent than those generally applicable to the servicing portfolio reflected in the table. If the residential real estate market experiences an overall decline in property values, the actual rates of delinquencies, foreclosures and losses could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses on to the Mortgage Loans.]

                       THE POOLING AND SERVICING AGREEMENT

GENERAL

      The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of [ ] among the Depositor, the Servicer and the Trustee. Reference is made to the Prospectus for important information in addition to that set forth in this Prospectus Supplement regarding the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. Offered Certificates in certificated form will be transferable and exchangeable at the Corporate Trust Office of the Trustee. [ ] serve as Certificate Registrar and Paying Agent.

ASSIGNMENT OF MORTGAGE LOANS

      The Depositor will assign the Mortgage Loans to the Trustee, together with all principal and interest received with respect to the Mortgage Loans on and after the Cut-off Date, other than Monthly Payments due on or before that date. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement that will specify with respect to each Mortgage Loan, among other things, the original principal balance and the Principal Balance as of the close of business on the Cut-off Date, the Mortgage Rate, the Monthly Payment and the maturity date.

      The Trustee will, concurrently with the assignment to it of the property constituting the Trust Fund, authenticate and deliver the Certificates.

      [As to each Mortgage Loan, the following documents are generally required to be delivered to the Trustee or its custodian (the "Custodian") in accordance with the Pooling and Servicing Agreement:

          o the related original Mortgage Note endorsed without recourse to the Trustee or in blank;

          o the original Mortgage with evidence of recording indicated on the original Mortgage (or, if the original recorded Mortgage has not yet been returned by the recording office, a copy certified to be a true and complete copy of the Mortgage sent for recording), the original security agreement and related documents;

          o an original assignment of the Mortgage to the Trustee or in blank in recordable form and originals of all intervening assignments, if any, showing a complete chain of title from origination to the Trustee;

          o the policies of title insurance issued with respect to each Mortgage Loan; and

          o the originals of any assumption, modification, extension or guaranty agreements.

Where necessary to protect the interest of the Trustee in the Mortgage Loans, the assignments of each Mortgage to the Trustee are required to be submitted for recording promptly after the Closing Date.]

      Under the terms of the agreements (the "Mortgage Loan Purchase Agreements") pursuant to which [ ] purchased the Mortgage Loans from [the Originator] and the Depositor purchased the Mortgage Loans from [ ], the Custodian [has conducted an initial review of the mortgage loan documents and has notified] the Depositor, [ ] and [the Originator] as to each mortgage loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Purchase Agreements, [the Originator] will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest on the Mortgage Loan (the "Repurchase Price") or, in some circumstances, to substitute another mortgage loan.

      [[The Originator] has made to [ ] and the Depositor under the Mortgage Loan Purchase Agreements representations and warranties that include representations and warranties similar to those summarized in the Prospectus under the heading "Description of the Agreements -- Material Terms of the Pooling and

Servicing Agreements and Underlying Servicing Agreements -- Representations and Warranties; Repurchases." [ ]'s and the Depositor's rights under these representations and warranties will be assigned to the Trustee for the benefit of Certificateholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders or the Insurer, [the Originator] will be obligated, within 60 days following its discovery of a breach or receipt of notice of a breach to cure the breach or purchase the affected Mortgage Loan from the Trust Fund for the Repurchase Price or, in some circumstances, to substitute another mortgage loan.]

      To the extent that any Mortgage Loan as to which a representation or warranty has been breached is not repurchased by [the Originator] and a Realized Loss occurs on the Mortgage Loan, holders of Offered Certificates, in particular the Class [ ]Certificates, may incur a loss if the applicable credit enhancement is not sufficient to cover that loss.

VOTING RIGHTS

      Voting rights of Certificateholders under the Pooling and Servicing Agreement will be allocated among the Classes of Certificates and among the Certificates of each Class as provided in the Pooling and Servicing Agreement.

GENERAL SERVICING PROVISIONS

      The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Pooling and Servicing Agreement.

      [The Servicer will be required to use reasonable efforts to collect all amounts due under each Mortgage Loan and to administer the Mortgage Loans in accordance with generally accepted servicing practices. See "[Originator/Servicer]--Servicing Practices and Experience." The Servicer will be required to deposit all amounts collected and recovered with respect to the Mortgage Loans within three Business Days of receipt of those amounts in a separate account in the name of the Trustee (the "Collection Account"); on the [ ] day of each month, or if that date is not a Business Day, on the immediately following Business Day, the Servicer will be required to transfer the Interest Remittance Amount and the Principal Remittance Amount to a separate account maintained by the Trustee for the benefit of the Certificateholders (the "Certificate Account").

      The Servicer will be prohibited under the Pooling and Servicing Agreement from making any material modification to the terms of a Mortgage Loan, including a change in the Mortgage Rate other than as provided in the Mortgage Note, deferral or forgiveness of a Monthly Payment or extension of the maturity date, unless the Mortgage Loan is in default or default is, in the judgment of the Servicer, reasonably foreseeable.

      The Servicer will also be prohibited from waiving any prepayment premium except in the case of a default or imminent default, and then may waive the prepayment premium only if the waiver would maximize amounts collected under the Mortgage Loan.]

PREPAYMENT INTEREST SHORTFALLS

      When a borrower prepays a Mortgage Loan in full or in part between Monthly Payment dates, the borrower pays interest on the amount prepaid only from the last Monthly Payment date to the date of prepayment, with a resulting reduction in interest payable for the month during which the prepayment is made. [Any Prepayment Interest Shortfall resulting from a prepayment in full or in part is required to be paid by the Servicer, but only to the extent that the shortfall does not exceed the total of the Servicing Fees for the applicable Distribution Date.]

ADVANCES

      [The Servicer will be obligated to make advances ("Advances") with respect to delinquent payments of principal of and interest on the Mortgage Loans (other than Balloon Payments), adjusted to the related Mortgage Rate less the Servicing Fee Rate, to the extent that those Advances, in its judgment, are recoverable from future payments and collections, insurance payments or proceeds of liquidation of a Mortgage Loan. The Trustee will be obligated to make any required Advance if the Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. The Servicer or the Trustee, as applicable, will be entitled to recover any Advances made by it with respect to a Mortgage Loan out of late payments on the Mortgage Loan or out of related liquidation proceeds and insurance proceeds or, if the Servicer determines that those Advances are not recoverable from those sources, then from collections on other Mortgage Loans. These reimbursements may result in Realized Losses.

      The purpose of making Advances is to maintain a regular cash flow to Certificateholders, rather than to guarantee or insure against losses. No party will be required to make any Advances with respect to reductions in the amount of the Monthly Payments on Mortgage Loans due to reductions made by a bankruptcy court in the amount of a Monthly Payment owed by a borrower or a reduction of the applicable Mortgage Rate by application of the Relief Act.]

SERVICING ADVANCES

      The Servicer will be required to advance its own funds for particular purposes, including preserving and restoring Mortgaged Properties, payment of delinquent taxes and insurance premiums, managing and disposing of REO Properties, and legal proceedings. Advances for these and similar purposes are referred to as "Servicing Advances." The Servicer will be reimbursed for Servicing Advances made with respect to a Mortgage Loan out of late payments on the Mortgage Loan, to the extent provided in the Pooling and Servicing Agreement, or out of related liquidation proceeds and insurance proceeds, if the Servicer determines that Servicing Advances are not recoverable from those sources, then from collections and other recoveries on other Mortgage Loans. The Pooling and Servicing Agreement will require that the Servicer not make a Servicing Advance that is not expected to be recoverable from proceeds of the related Mortgage Loan unless, in the Servicer's judgment, making that Servicing Advance is in the best interests of the Certificateholders.

COLLECTION OF TAXES AND INSURANCE PREMIUMS

      The Servicer will, to the extent required by the related loan documents, maintain escrow accounts for the collection of hazard insurance premiums as well as real estate taxes and similar items with respect to the Mortgage Loans, and will make Servicing Advances with respect to delinquencies in required escrow payments by the related borrowers.

INSURANCE COVERAGE

      The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of their respective officers and employees.

PURCHASES OF DEFAULTED MORTGAGE LOANS

      The Servicer may, but will not be obligated to, purchase any Mortgage Loan that becomes three months or more delinquent in payment or as to which the Servicer has started foreclosure proceedings, for a price equal to the unpaid principal balance plus interest accrued and unpaid.

EVIDENCE AS TO COMPLIANCE

      The Pooling and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Trustee to the effect that the firm has examined the necessary documents and records relating to the servicing of mortgage loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions as the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated as [ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. The Servicer will also be entitled to receive, to the extent provided in the Pooling and Servicing Agreement, additional compensation, in the form of any interest or other income earned on funds it has deposited in the Collection Account pending remittance to the Trustee, as well as customary fees and charges paid by borrowers (other than prepayment premiums).

      [The Servicing Fee is subject to reduction as described above under "--Prepayment Interest Shortfalls."]

SUBSERVICING

      The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Pooling and Servicing Agreement, but it may employ one or more subservicers. If the Servicer chooses to employ subservicers, the Servicer will remain liable for fulfillment of its obligations under the Pooling and Servicing Agreement, and will be considered to have itself received any payment received by a subservicer whether or not the subservicer actually remits that payment.

RESIGNATION OR REMOVAL OF THE SERVICER

      The Servicer will agree in the Pooling and Servicing Agreement not to resign except with the consent of the Trustee, unless the Servicer delivers to the Trustee an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Pooling and Servicing Agreement.

      If the Servicer is in default under the Pooling and Servicing Agreement, or the Trustee or Certificateholders having a majority of Voting Rights may remove the Servicer. [Events of default include:

          o failure by the Servicer to remit any required payment, including any Advance, to the Trustee for one Business Day after receipt of written notice that the payment has not been made;

          o failure by the Servicer to make a required Servicing Advance for 60 days after receipt of written notice that the Servicing Advance has not been made;

          o failure by the Servicer to fulfill any other material requirement under the Pooling and Servicing Agreement within the applicable time period;

          o failure by the Servicer to be qualified to service mortgage loans for either Fannie Mae or Freddie Mac;

          o    insolvency of the Servicer; and

          o    other events specified in the Pooling and Servicing Agreement.]

      [If the Servicer is removed, the Trustee will immediately assume the role of Servicer under the Pooling and Servicing Agreement unless another Servicer is appointed pursuant to the Pooling and Servicing Agreement. The Trustee will solicit bids from prospective successor Servicers as provided in the Pooling and Servicing Agreement. If a qualifying bid is not received, the Trustee will continue to service the Mortgage Loans if it is legally qualified to do so until the Trustee appoints a successor Servicer as provided in the Pooling and Servicing Agreement. If the servicing rights are sold, any proceeds of the sale after deduction of expenses will be paid to the predecessor Servicer.]

                              YIELD CONSIDERATIONS

GENERAL

      The yields to maturity (or to early termination) on the Offered Certificates will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Offered Certificates and other factors.

      Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of the Mortgage Loans include factors such as changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions. The Mortgage Loans generally have due-on-sale clauses.

      [Approximately [ ]% of the Mortgage Loans are subject to prepayment premiums during intervals ranging from one to five years following origination, as described under "Description of the Mortgage Pools" in this prospectus supplement. The prepayment premiums may have the effect of reducing the amount or the likelihood of prepayment of these Mortgage Loans during intervals when a prepayment premium would be payable.]

      The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans, repurchases of Mortgage Loans due to breaches of representations and warranties or defective documentation and exercise by the holder of the Residual Certificate of its right to purchase all of the Mortgage Loans as described in this prospectus supplement. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully in this prospectus supplement and in the Prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Offered Certificates. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

      From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. [The Originator] will represent and warrant that as of the Closing Date each Mortgaged Property was free of material damage. In the event of an uncured breach of this representation and warranty that materially and adversely affects the value of a Mortgage Loan, [the Originator] will be required to repurchase the affected Mortgage Loan or, under some circumstances, substitute another mortgage loan. If any damage caused by earthquakes, flooding, storms, wildfires, or landslides (or other cause) occurs after the Closing Date, [the Originator] will not have any repurchase obligation. In addition, the standard hazard policies covering the Mortgaged Properties generally do not cover damage caused by earthquakes, flooding and landslides, and earthquake, flood or landslide insurance may not have been obtained with respect to the affected Mortgaged Properties. As a consequence, Realized Losses could result. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration of those Mortgage Properties, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Offered Certificates and will reduce the yields on the Offered Certificates to the extent they are purchased at a premium.

      Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to holders of the related Certificates of principal amounts that would otherwise be distributed over the remaining terms of those Mortgage Loans. The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years.

      The yields on the Class [ ] Certificates may be adversely affected by Net Prepayment Interest Shortfalls on the Mortgage Loans. The yields to investors in the Offered Certificates may be affected by the purchase of defaulted Mortgage Loans by the Servicer and by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Certificates -- Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, or the failure of [ ] to exercise that right.

      If the purchaser of an Offered Certificate offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

      [The Interest Rates applicable to the Offered Certificates will be affected by the level of [ ] from time to time, and by the Mortgage Rates of the Mortgage Loans from time to time as described under "Risk Factors -- Mortgage Loan Interest Rates May Limit Interest Rates on the Certificates."]

OVERCOLLATERALIZATION

      [Describe as applicable.]

[SUBORDINATION OF THE CLASS [   ] CERTIFICATES

      As described in this prospectus supplement, the Senior Certificates are senior to the Class [ ]Certificates, and the Senior Certificates will have a preferential right to receive amounts in respect of interest to the extent of the Interest Remittance Amount and amounts in respect of principal to the extent of the Principal Distribution Amount for the related Mortgage Pool. As a result, the yield on the Class [ ]Certificates will be particularly sensitive to delinquencies and losses on the Mortgage Loans.]

WEIGHTED AVERAGE LIFE

      Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average lives of the Offered Certificates will be influenced by, among other things, the rate at which principal of the related Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

      Prepayments on mortgage loans are commonly measured relative to a [ ] prepayment standard or model. The model used in this Prospectus Supplement represents [ ]. [ ] does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust Fund.

      [The following tables were prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

          o the initial Class Principal Amounts are as set forth on the cover of this Prospectus Supplement, and the Interest Rates are as described in this prospectus supplement;

          o each Monthly Payment of principal and interest is timely received on the first day of each month starting in [ ];

          o principal prepayments are received in full on the first day of each month starting in [ ] and there are no Net Prepayment Interest Shortfalls;

          o    prepayments are received on the Mortgage Loans at the [ ] rate;

          o    there are no defaults or delinquencies on the Mortgage Loans;

          o Distribution Dates occur on the [ ]th day of each month, starting in [ ];

          o    there are no re-purchases or substitutions of the Mortgage Loans;

          o [the Mortgage Rates of the Adjustable Rate Mortgage Loans adjust semi-annually;]

          o    [the value of the Index is [ ]%;]

          o    [the value of LIBOR is %;]

          o    the Certificates are issued on [ ];

          o the sum of the Trustee Fee Rate and the Servicing Fee Rate is [ ]%; and

          o the Mortgage Loans were aggregated into assumed mortgage loans having the following characteristics:]

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS


                                     ORIGINAL   REMAINING
                            GROSS    TERM TO    TERM TO
              PRINCIPAL     COUPON   MATURITY   MATURITY   LOAN AGE   GROSS
LOAN TYPE    BALANCE ($)   RATE (%)  (MONTHS)   (MONTHS)   (MONTHS)   MARGIN (%)
---------    -----------   --------  --------   --------   --------   ----------



      The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of initial Class Principal Amounts outstanding over time and the weighted average lives of the Offered Certificates to differ (which difference could be material) from the corresponding [assumed prepayment rates].

      Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Offered Certificates and set forth the percentages of the initial Class Principal Amounts of the Offered Certificates that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rates].

      The weighted average life of an Offered Certificate is determined by (1) multiplying the net reduction, if any, of the applicable Class Principal Amount by the number of years from the date of issuance of the Offered Certificate to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount described in (1) above.

               PERCENTAGE OF INITIAL CLASS PRINCIPAL AMOUNT OF THE
    CLASS [ ] CERTIFICATES OUTSTANDING UNDER THE FOLLOWING [PREPAYMENT RATES]



    DISTRIBUTION DATE                 [ ]    [ ]     [ ]    [ ]    [ ]   [ ]
------------------------------------  ---    ---     ---    ---    ---   ---

Initial Percentage..................  100    100     100    100    100   100




-------------------------
Weighted Average
          Life in Years
              With Optional Termination.........
              Without Optional Termination......


* Based upon the assumption that [ ] exercises its option to repurchase the Mortgage Loans as described under "Description of the Certificates --Optional Purchase of Mortgage Loans; Termination of the Trust Fund" in this prospectus supplement, except in the case of the "Weighted Average Life With Optional Termination."

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

         For federal income tax purposes, one or more elections will be made to treat certain assets of the Trust Fund as a REMIC. Upon the issuance of the Offered Certificates, Thacher Proffitt & Wood ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, each segregate pool of assets for which a REMIC election is made will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Offered Certificates will represent the ownership of regular interests in the REMIC. The Class [R] Certificates will represent the residual interest in each REMIC. All prospectus purchasers of Offered Certificates should see "Material Federal Income Tax Considerations--REMICs" in the accompanying prospectus.

         Because the Offered Certificates are considered REMIC regular interests, they generally are taxable as debt obligations under the Code, and interest paid or accrued on such certificates, including original issue discount with respect to any such certificate issued with original issue discount, will be taxable to holders of Offered Certificates in accordance with the accrual method of accounting. See "Material Federal Income Tax Considerations--REMICs--Taxation of Owners of Regular Securities" in the accompanying prospectus.

         The prepayment assumption that is used in determining the rate of accrual of original issue discount with respect to the Offered Certificates is [100% Prepayment Assumption], as defined below. However, this rate does not represent the rate at which prepayments have actually occurred and no representation is made as to the rate at which prepayments actually will occur in the future.

         The ["100% Prepayment Assumption] assumes a constant prepayment rate of ...]

         [Alternatively, grantor trust, partnership or FASIT status to be described as applicable.]

                    STATE AND LOCAL INCOME TAX CONSIDERATIONS

         In addition to the federal income tax matters described under "Material Federal Income Tax Considerations" above, prospective investors should consider the state and local income tax consequences of the acquisition, ownership and disposition of the Offered Certificates. State and local income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                         LEGAL INVESTMENT CONSIDERATIONS

         [The [Senior Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by one or more nationally recognized rating agencies, and, as such, are legal investments for some entities to the extent provided in SMMEA.] These investments, however, will be subject to general regulatory considerations governing investment practices under state and federal laws.

         Institutions whose investment activities are subject to review by regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by the regulatory authorities, on the investment by those institutions in some mortgage related securities. In addition, several states have adopted or may adopt regulations that prohibit some state-chartered institutions from purchasing or holding similar types of securities.

         Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates may be purchased by them.

         SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THE PROSPECTUS.

                                 USE OF PROCEEDS

         The net proceeds from the sale of the Certificates will be applied by the Depositor, or an affiliate of the Depositor, toward the purchase of the Mortgage Loans. The Mortgage Loans will be acquired by the Depositor from [ ] in a privately negotiated transaction.

                                  UNDERWRITING

         [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") among the Depositor, [ ] and the Underwriter, the Depositor and [ ] have agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, all of the Offered Certificates.

         The distribution of the Offered Certificates by the Underwriter will be effected in each case from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect these transactions by selling the Certificates to or through dealers, and dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be an underwriter, and any discounts, commissions or concessions received by them, and any profit on the resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act"). The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against some civil liabilities, including liabilities under the Act.]

         Expenses incurred by the Depositor in connection with this offering are
expected to be approximately $[   ].

         The Underwriter is an affiliate of the Depositor and [   ].

                              ERISA CONSIDERATIONS

         Employee benefit plans and other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code ("Plans") and any person utilizing the assets of a Plan, may be eligible to purchase the Offered Certificates, pursuant to a prohibited transaction exemption which has been issued to the Underwriter by the Department of Labor as described in "ERISA Considerations" in the Prospectus, except that if the rating of the Offered Certificates is lower than "BBB-" at the time of its acquisition by a Plan in the secondary market it may only be acquired by an insurance company general account if the exemptive relief granted by the Department of Labor for transactions involving insurance company general accounts in Prohibited Transaction Exemption 95-60, is available with respect to the investment. The Pooling and Servicing Agreement will include restrictions on the transfer of the Offered Certificates. A fiduciary of a Plan must determine that the purchase of a [Note] is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code.

         SEE "ERISA CONSIDERATIONS" IN THE ACCOMPANYING PROSPECTUS.

                                     EXPERTS

         [Describe as applicable.]

                                  LEGAL MATTERS

         Certain legal matters with respect to the Certificates will be passed upon for the Depositor and for the Underwriter by Thacher Proffitt & Wood.

                                     RATINGS

         It is a condition to the issuance of the [ ] Certificates that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency] (the "Rating Agencies "). It is a condition to the issuance of the Class [ ] Certificates that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency].

         A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Offered Certificates of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Offered Certificates might suffer a lower than anticipated yield due to prepayments.

         The security ratings assigned to the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

         The Depositor has not requested a rating of the Offered Certificates by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Offered Certificates could be lower than the ratings assigned by the Rating Agencies.

                            GLOSSARY OF DEFINED TERMS

         [To be provided.]

                                     ANNEX I

                      GLOBAL CLEARANCE, SETTLEMENT AND TAX
                            DOCUMENTATION PROCEDURES

         Except in some limited circumstances, the globally offered Nomura Asset Acceptance Corporation [ ] Pass-Through Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

         Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         TRADING BETWEEN DTC SELLER AND CLEARSTREAM LUXEMBOURG OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         TRADING BETWEEN CLEARSTREAM LUXEMBOURG OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

         o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global securities holding securities through Clearstream, Luxembourg or Euroclear, or through DTC will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons or to 31% backup withholding, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. If the information shown on Form W-8 BEN changes, a new Form W-8 must be filed within 30 days of the change.

         EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons that are beneficial owners of securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN (including Part II thereof). If the treaty provides only for a reduced rate, the beneficial owner may still be entitled to complete exemption from withholding under item (1) above.

         EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

         U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI are generally effective for three calendar years from the close of the calendar year in which it is collected.

         The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership (or other entity properly classified as a corporation or partnership for U.S. Federal income tax purposes) organized in or under the laws of the United States or any state or the District of Columbia,
(3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. Treasury regulations provide certain presumptions regarding the entity classification and foreign or U.S. status of a holder that a payor generally must apply in the absence of appropriate documentation from the holder, and provide detailed documentation and procedures for holders claiming withholding tax exemptions through intermediaries. Prospective investors are urged to consult their tax advisors regarding the effect of these regulations on their ability to claim and the means for claiming exemptions from or reduced rates of U.S. withholding taxes.

         This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global securities.

                               $[ ] (APPROXIMATE)

                  NOMURA ASSET ACCEPTANCE CORPORATION [ ] TRUST

                         [ ] PASS-THROUGH CERTIFICATES,



                           [ ] ORIGINATOR AND SERVICER

                         ______________________________

                              PROSPECTUS SUPPLEMENT
                         ______________________________


                      NOMURA SECURITIES INTERNATIONAL, INC.


THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                                                     [Version 2]

                                                Subject to Completion, Dated [ ]
Prospectus Supplement (to Prospectus dated [   ])

$[ ] (APPROXIMATE)

NOMURA ASSET ACCEPTANCE CORPORATION

[ ] TRUST [ ]

ASSET BACKED NOTES

[ ]

SERVICER

________________________________________________________________________________

CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE PROSPECTUS.

For a list of capitalized terms used in this prospectus supplement and the prospectus, see the glossary of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the prospectus.

The notes will represent obligations of the trust only and will not represent interests in or obligations of any other entity.

This prospectus supplement may be used to offer and sell the notes only if accompanied by the prospectus.
________________________________________________________________________________

The trust will issue the following notes:

              Original Class      Interest                     Underwriting    Proceeds to
  Class    Principal Amount (1)   Rate(2)    Price to Public     Discount       Depositor
--------   --------------------  ---------   ---------------   ------------    -----------
   [ ]             $[ ]             [ ]%          $[ ]             [ ]%           $[ ]

___________

(1)  This amount is approximate, as described in this prospectus supplement.
(2) The interest rate is subject to increase as described in this prospectus supplement and the prospectus, see supplement.

     This prospectus supplement and the accompanying prospectus relate only to the offering of the notes and not to the residual certificate that will be issued by the trust as described in this prospectus supplement.

     [Describe assets of trust fund.]

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [Describe underwriting arrangements.]

     On or about [ ], delivery of the notes offered by this prospectus supplement will be made through the book-entry facilities of The Depository Trust Company.

                                  UNDERWRITER:
                      NOMURA SECURITIES INTERNATIONAL, INC.

                  The date of this prospectus supplement is [ ]

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

     We provide information to you about the notes offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your notes, and (2) this prospectus supplement, which describes the specific terms of your notes.

     IF INFORMATION VARIES BETWEEN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the notes in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                                _________________

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the notes and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                _________________

     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                            PAGE


SUMMARY OF TERMS...............................................................5

RISK FACTORS...................................................................8

DESCRIPTION OF THE TRUST......................................................10

DESCRIPTION OF THE NOTES......................................................11

[THE INSURANCE POLICY.........................................................15

DESCRIPTION OF THE MORTGAGE POOL..............................................17

ADDITIONAL INFORMATION........................................................23

THE ORIGINATOR................................................................24

THE SERVICER..................................................................24

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS..........................24

YIELD CONSIDERATIONS..........................................................30

MATERIAL FEDERAL INCOME TAX CONSIDERATIONS....................................34

STATE AND LOCAL INCOME TAX CONSIDERATIONS.....................................34

ERISA CONSIDERATIONS..........................................................35

LEGAL INVESTMENT CONSIDERATIONS...............................................35

USE OF PROCEEDS...............................................................35

UNDERWRITING..................................................................35

EXPERTS ......................................................................36

LEGAL MATTERS.................................................................36

RATINGS ......................................................................36

GLOSSARY OF DEFINED TERMS.....................................................37

ANNEX I ......................................................................38

                                SUMMARY OF TERMS

o THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROSPECTUS SUPPLEMENT AND DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU NEED TO CONSIDER IN MAKING YOUR INVESTMENT DECISION. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, IT IS NECESSARY THAT YOU READ CAREFULLY THIS ENTIRE PROSPECTUS SUPPLEMENT AND ACCOMPANYING PROSPECTUS.

o WHILE THIS SUMMARY CONTAINS AN OVERVIEW OF CERTAIN CALCULATIONS, CASH FLOW PRIORITIES, AND OTHER INFORMATION TO AID YOUR UNDERSTANDING, YOU SHOULD READ CAREFULLY THE FULL DESCRIPTION OF THESE CALCULATIONS, CASH FLOW PRIORITIES AND OTHER INFORMATION IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS BEFORE MAKING ANY INVESTMENT DECISION.

o WHENEVER WE REFER TO A PERCENTAGE OF SOME OR ALL OF THE MORTGAGE LOANS IN THE TRUST, THAT PERCENTAGE HAS BEEN CALCULATED ON THE BASIS OF THE TOTAL PRINCIPAL BALANCE OF THOSE MORTGAGE LOANS AS OF [ ], UNLESS WE SPECIFY OTHERWISE. WE EXPLAIN IN THIS PROSPECTUS SUPPLEMENT UNDER "DESCRIPTION OF THE NOTES" HOW THE PRINCIPAL BALANCE OF A MORTGAGE LOAN IS DETERMINED. WHENEVER WE REFER IN THIS SUMMARY OF TERMS OR IN THE RISK FACTORS SECTION OF THIS PROSPECTUS SUPPLEMENT TO THE TOTAL PRINCIPAL BALANCE OF ANY MORTGAGE LOANS, WE MEAN THE TOTAL OF THEIR PRINCIPAL BALANCES DETERMINED BY THAT METHOD, UNLESS WE SPECIFY OTHERWISE.

THE OFFERED NOTES

     Nomura Asset Acceptance Corporation [ ] Trust [ ] is offering the Class [ ] Asset Backed Notes as part of Series [ ]. The notes will be issued in book-entry form.

     SEE "DESCRIPTION OF THE NOTES--GENERAL" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE MINIMUM DENOMINATIONS AND THE INCREMENTAL DENOMINATIONS OF THE NOTES.

     The notes will represent obligations of the trust and will be secured by the assets of the trust, which consist primarily of [describe assets of the trust.]

     The notes will have an approximate total initial principal amount of $[ ]. Any difference between the total principal amount of the notes on the date they are issued and the approximate total principal amount of the notes on the date of this prospectus supplement will not exceed 5%.

PAYMENTS ON THE NOTES

     Principal and interest on the notes will be payable on the [25]th day of each month, beginning in [ ]. However, if the [25]th day is not a business day, payments will be made on the next business day after the [25]th day of the month.

INTEREST PAYMENTS

     Interest will accrue on the notes at the annual rate described in this prospectus supplement.

SEE "DESCRIPTION OF THE NOTES--PAYMENTS--PAYMENTS OF INTEREST" IN THIS PROSPECTUS SUPPLEMENT.

PRINCIPAL PAYMENTS

     The amount of principal payable on the notes will be determined by (1) funds actually received on the mortgage loans that are available to make payments on the notes, (2) the amount of interest received on the mortgage loans that is used to pay principal on the notes, calculated as described in this prospectus supplement, (3) [the amount of principal received on the mortgage loans that is released to the residual certificate, calculated as described in this prospectus supplement,] and (4) [ ]. Funds actually received on the mortgage loans may consist of expected, scheduled payments, and unexpected payments resulting from prepayments or defaults by borrowers, liquidation of defaulted mortgage loans, or repurchases of mortgage loans under the circumstances described in this prospectus supplement.

     WE EXPLAIN HOW PRINCIPAL IS PAID ON THE NOTES UNDER "DESCRIPTION OF THE NOTES--

PAYMENTS--PAYMENTS OF PRINCIPAL" IN THIS PROSPECTUS SUPPLEMENT.

     The last possible day on which the principal of the notes could become payable in full is [ ] and is referred to as the maturity date. The notes could be paid in full before the maturity date.

LIMITED RECOURSE

     The only source of cash available to make interest and principal payments on the notes will be the assets of the trust. The trust will have no other source of cash and no entity other than the trust will be required or expected to make any payments on the notes.

ENHANCEMENT OF LIKELIHOOD OF PAYMENT ON THE NOTES

[Describe Any Applicable Financial Guaranty Insurance Policy or Guarantee.]

[SUBORDINATION OF PAYMENTS

     No amounts will be paid to the holder of the residual certificate on any distribution date until all amounts due to the notes on that date have been paid and overcollateralization has reached the required level.]

[OVERCOLLATERALIZATION

     On the closing date, the total principal balance of the mortgage loans is expected to exceed the total principal amount of the notes by approximately [ ]%. This condition is referred to as "overcollateralization." Any interest received on the mortgage loans in excess of the amount needed to pay interest on the notes and some expenses and fees of the trust will be used to reduce the total principal amount of the notes to a level set by [ ], until the mortgage loans have a total principal balance that exceeds the total outstanding principal amount of the notes by the amount required by [ ]. We cannot assure you that sufficient interest will be generated by the mortgage loans to increase overcollateralization to the level required by [ ], or to maintain it at that level.

     SEE "DESCRIPTION OF THE NOTES--OVERCOLLATERALIZATION" IN THIS PROSPECTUS SUPPLEMENT.]

THE MORTGAGE LOANS

     On the closing date, which is expected to be on or about [ ], the assets of the trust will consist primarily of [describe mortgage loans.]

     [Description of pre-funding account and additional mortgage loans as applicable.]

     SEE "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT FOR A GENERAL DESCRIPTION OF THE MORTGAGE LOANS AND "THE ORIGINATOR" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE UNDERWRITING GUIDELINES APPLIED IN ORIGINATING THE MORTGAGE LOANS.

[THE PRE-FUNDING ACCOUNT

On the closing date, approximately $[ ] will be deposited by [ ] in a pre-funding account maintained by [ ]. It is intended that additional mortgage loans will be sold to the trust by the depositor from time to time, from [ ] until [ ], paid for with the funds on deposit in the pre-funding account.

[Description of pre-funding account and additional mortgage loans as applicable.]

SEE "DESCRIPTION OF THE NOTES--PRE-FUNDING ACCOUNT" IN THIS PROSPECTUS SUPPLEMENT.]

SERVICING OF THE MORTGAGE LOANS

The mortgage loans will be serviced by [ ].

SEE "THE SERVICER" AND "DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS" IN THIS PROSPECTUS SUPPLEMENT.

OPTIONAL PURCHASE OF MORTGAGE LOANS

     [ ] will have the option to purchase all of the mortgage loans and the other assets of the trust, after the total principal balance of the mortgage loans declines to less than [ ]% of their initial total principal balance; if [ ] does not exercise that option, [ ] may purchase the mortgage loans and other assets of the trust. If the mortgage loans and other assets are purchased, the noteholders will be paid accrued interest, and principal equal to the outstanding principal amount of the notes.

SEE "DESCRIPTION OF THE NOTES--OPTIONAL REDEMPTION" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF THE PURCHASE PRICE TO BE PAID FOR THE MORTGAGE LOANS.

TAX STATUS

     Thacher Proffitt & Wood, special federal tax counsel, will deliver an opinion of counsel that for federal income tax purposes, the notes will be treated as indebtedness and the trust will not be an association, or publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

     SEE "MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE ACCOMPANYING PROSPECTUS FOR ADDITIONAL INFORMATION CONCERNING THE APPLICATION OF FEDERAL INCOME TAX LAWS TO THE NOTES.

ERISA CONSIDERATIONS

     The Notes may be acquired by employee benefit plans and other retirement arrangements subject to certain conditions.

     SEE "ERISA CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS FOR A MORE COMPLETE DISCUSSION OF THESE ISSUES.

LEGAL INVESTMENT CONSIDERATIONS

     [The notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.]

     There are other restrictions on the ability of some types of investors to purchase the notes that prospective investors should consider.

SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THIS
PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS.

RATINGS OF THE NOTES

     The notes will initially be rated "[ ]" by [Rating Agency], and "[ ]" by [Rating Agency].

     These ratings are not recommendations to buy, sell or hold these notes. A rating may be changed or withdrawn at any time by the assigning rating agency. o The ratings do not address the possibility that, as a result of principal prepayments, the yield on your notes may be lower than anticipated.

     SEE "RATINGS" IN THIS PROSPECTUS SUPPLEMENT FOR A MORE COMPLETE DISCUSSION OF THE NOTE RATINGS.

                                  RISK FACTORS

     THE FOLLOWING INFORMATION, WHICH YOU SHOULD CAREFULLY CONSIDER, IDENTIFIES CERTAIN SIGNIFICANT SOURCES OF RISK ASSOCIATED WITH AN INVESTMENT IN THE NOTES. YOU SHOULD ALSO CAREFULLY CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS.

UNPREDICTABILITY AND EFFECT OF PREPAYMENTS

     Borrowers may prepay their mortgage loans in whole or in part at any time; however, approximately [ ] of the mortgage loans require the payment of a prepayment penalty in connection with any voluntary prepayment during [ ]. The prepayment penalties may be waived by the servicer. A prepayment of a mortgage loan will usually result in a prepayment on the notes.

     o If you purchase your notes at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

     o If you purchase your notes at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

     The rate at which defaults and losses occur on the mortgage loans will affect the rate of payment of principal on the notes. We encourage you to review the information in this prospectus supplement about the underwriting guidelines applied in originating the mortgage loans, the credit quality of the mortgage loans and the collateral for the mortgage loans.

     SEE "YIELD CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT FOR A DESCRIPTION OF FACTORS THAT MAY INFLUENCE THE RATE AND TIMING OF PREPAYMENTS ON THE MORTGAGE LOANS.

     [The prepayment experience of the mortgage loans may differ significantly from that of first lien residential mortgage loans, or junior lien mortgage loans with a principal balance lower than the value of the related property.]

[EFFECT OF CREATION AND MAINTENANCE OF OVERCOLLATERALIZATION ON PAYMENTS OF PRINCIPAL ON THE NOTES

     We describe in this prospectus supplement the underwriting guidelines used in originating the mortgage loans, the collateral for the mortgage loans and the servicing of the mortgage loans. These and other factors will affect the rate of defaults and losses on the mortgage loans, which in turn will affect the rate at which overcollateralization is created or maintained. When overcollateralization is less than the level required by [ ], a portion of interest collections on the mortgage loans will be used to make principal payments on the notes. This will accelerate the rate at which you receive payments of principal. When overcollateralization is greater than the level required by [ ], a portion of principal collections on the mortgage loans will be released to the residual certificate. This will slow the rate at which you receive payments of principal.]

GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS

     Approximately [ ]% of the mortgage loans expected to be in the trust on the closing date are secured by properties in [California]. The rate of delinquencies and defaults, and therefore the rate of prepayments, on the mortgage loans may be higher than if fewer of the mortgage loans were concentrated in one state because the following conditions in [California] will have a disproportionate impact on the mortgage loans in general:

     o Weak economic conditions in [California] (which may or may not affect real property values) may affect the ability of borrowers to repay their mortgage loans on time;

     o Declines in the [California] residential real estate market may reduce the values of properties located in [California], which would result in an increase in the combined loan-to-value ratios;

     o Properties in [California] may be more susceptible than homes located in other parts of the country to some types of uninsurable hazards, such as earthquakes, as well as floods, mudslides and other natural disasters; and

     o Any increase in the market value of properties located in [California] would reduce the combined loan-to-value ratios of the mortgage loans and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

     Natural disasters affect regions of the United States from time to time, and may result in increased losses on mortgage loans in those regions, or in insurance payments that will constitute prepayments of those mortgage loans.

     FOR ADDITIONAL INFORMATION REGARDING THE GEOGRAPHIC DISTRIBUTION OF THE MORTGAGE LOANS IN THE TRUST, SEE THE APPLICABLE TABLE UNDER "DESCRIPTION OF THE MORTGAGE POOL" IN THIS PROSPECTUS SUPPLEMENT.

[SOME OF THE LOANS IN THE MORTGAGE POOL ARE MORE LIKELY TO DEFAULT THAN OTHERS, AND HIGHER THAN EXPECTED DEFAULTS ON THESE LOANS COULD REDUCE THE YIELD ON YOUR NOTES

     The payment schedules for most of the mortgage loans in the pool require the borrower to pay off the principal balance of the loan gradually over the life of the loan. Some of the mortgage loans in the pool, however, have payment schedules under which the borrowers makes relatively small payments of principal over the life of the loan, and then must make a large final payment at maturity that pays off the entire principal balance outstanding. This final payment is usually much larger than the previous monthly payments. Because the borrower's ability to make this final payment usually depends on the ability to refinance the loan or sell the underlying property, the risk of default is greater than on other types of loans. High rates of default on these types of loans in the pool will result in greater losses on your notes.

     The ability of a borrower to refinance the type of loan described above or sell the mortgaged property will depend upon a number of factors, including:

     o    the level of mortgage interest rates;

     o    the borrower's equity in the mortgaged property;

     o    general economic conditions; and

     o    the availability of credit.

     We cannot predict how these factors will affect the default rate of these mortgage loans in the pool. You should refer to "Description of the Mortgage Pool" for information on the percentage of loans in the mortgage pool that consists of these loans.]

[EFFECT OF LACK OF PRIMARY MORTGAGE INSURANCE ON THE NOTES

     Approximately [ ]% of the mortgage loans have loan-to-value ratios greater than [ ]%. None of the mortgage loans are covered by a primary mortgage insurance policy. If borrowers default on their mortgage loans, there is a greater likelihood of losses than if the loans were insured. We cannot assure you that the applicable credit enhancement will be adequate to cover those losses.

     SEE "DESCRIPTION OF THE NOTES" IN THIS PROSPECTUS SUPPLEMENT.]

REAL ESTATE MARKET MAY AFFECT PERFORMANCE OF MORTGAGE LOANS

     A decline in the real estate values or in economic conditions generally could increase the rates of delinquencies, foreclosures and losses on the mortgage loans to a level that is significantly higher than those experienced currently; and no assurance can be given that values of the properties securing the mortgage loans will not decline since the date of origination of the mortgage loan. If the credit enhancement described in this prospectus supplement is not enough to protect your notes from these losses, the yield on your notes may be reduced.

[EARLY PRINCIPAL PAYMENT FROM CASH REMAINING IN PRE-FUNDING ACCOUNT

     If the cash in the pre-funding account on the closing date is not used to acquire additional mortgage loans by [ ], then that cash will be [paid to you on a proportionate basis with the other noteholders in reduction of the principal balance of your notes.] If the amount of that cash is substantial, you will receive a significant unexpected early payment of principal in (or before) [ ]. We cannot assure you that you will be able to reinvest that money in another investment with a comparable yield.]

YOU WILL NOT RECEIVE PHYSICAL NOTES, WHICH CAN CAUSE DELAYS IN DISTRIBUTIONS AND HAMPER YOUR ABILITY TO PLEDGE OR RESELL YOUR NOTES

     Your ownership of the notes will be registered electronically with DTC. The lack of physical notes could:

     o result in payment delays on the notes because the indenture trustee will be sending distributions on the notes to DTC instead of directly to you;

     o make it difficult for you to pledge your notes if physical notes are required by the party demanding the pledge; and

     o could hinder your ability to resell the notes because some investors may be unwilling to buy notes that are not in physical form.

     SEE "DESCRIPTION OF THE NOTES--BOOK-ENTRY REGISTRATION" IN THIS PROSPECTUS SUPPLEMENT.

LIMITED ABILITY TO RESELL NOTES

     The underwriter is not required to assist in resales of the notes, although it may do so. A secondary market for the notes may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your notes. The certificates will not be listed on any securities exchange.

     [Additional risk factors to be provided as applicable.]

                            DESCRIPTION OF THE TRUST

GENERAL

     Nomura Asset Acceptance Corporation [ ] Trust [ ] (the "Trust" or the "Issuer") will be a [statutory trust] [common law trust] formed under the laws of [ ] pursuant to an amended and restated Trust Agreement (the "Trust Agreement") dated as of [ ] (the "Cut-off Date") between Nomura Asset Acceptance Corporation as depositor (the "Depositor") and [ ] as owner trustee (the "Owner Trustee"), for the transactions described in this prospectus supplement. The Trust will not engage in any activity other than acquiring, holding and managing the Mortgage Loans (as defined in this prospectus supplement) and the other assets of the Trust and proceeds from the Mortgage Loans and other assets, issuing the Securities (as defined in this prospectus supplement), making payments on the Securities, and engaging in related activities.

     On or about [ ] (the "Closing Date"), the Trust will purchase the Mortgage Loans from the Depositor pursuant to a Sale and Servicing Agreement (as amended and supplemented from time to time, the "Sale and Servicing Agreement") dated as of the Cut-off Date, among the Trust, the Depositor, the Servicer and [ ], as indenture trustee (the "Indenture Trustee").

     The Trust's principal offices are located in [ ].

THE OWNER TRUSTEE

     [ ] will act not in its individual capacity but solely as the Owner Trustee under the Trust Agreement. [ ] is a [ ] banking corporation and its principal offices are located at [ ]. The compensation of the Owner Trustee will be paid by [ ].

THE RESIDUAL CERTIFICATE

     The equity interest in the Trust will be represented by a residual interest certificate (the "Residual Certificate").

     The holder of the Residual Certificate (the "Residual Certificateholder," and together with the Noteholders (as defined in this prospectus supplement), the "Securityholders") will be entitled to receive [to be described as applicable].

                            DESCRIPTION OF THE NOTES

GENERAL

     The Trust will issue the Class [ ] Notes (the "Notes") pursuant to an Indenture dated as of the Cut-off Date (the "Indenture") between the Issuer and the Indenture Trustee. The Trust will also issue the Residual Certificate pursuant to the Trust Agreement. The Notes and the Residual Certificate are referred to in this prospectus supplement as the "Securities." Only the Notes are offered by this prospectus supplement. The Notes will be secured by the Trust Estate (as defined below) pursuant to the Indenture.

     The "Trust Estate" will consist primarily of [describe as applicable].

     The Notes will be issued in the approximate initial total principal amount specified on the cover page of this prospectus supplement (the "Original Class Principal Amount"). The total principal amount of the Notes outstanding at any time is referred to in this prospectus supplement as the "Class Principal Amount." The Residual Certificate will be issued without a principal amount or interest rate, and will be entitled only to the amounts that are described in this prospectus supplement. The Original Class Principal Amount of the Notes may be increased or decreased by up to 5% to the extent that the Cut-off Date Balance (as defined in this prospectus supplement) of the Mortgage Loans is increased or decreased as described under "Description of the Mortgage Pool" in this prospectus supplement.

     Payments on the Notes will be made on the [25th] day of each month or, if the [25th] day is not a Business Day, on the next succeeding Business Day, commencing in [ ] (each, a "Distribution Date"), to holders of Notes ("Noteholders") of record on the applicable Record Date. The "Record Date" for each Distribution Date will be the close of business on the last Business Day of the calendar month immediately before the month in which that Distribution Date occurs.

     o A "Business Day" is generally any day other than a Saturday or Sunday or a day on which banks in [New York] are closed.

     Payments on the Notes will be made to each registered holder entitled to these payments, either (1) by check mailed to the Noteholder's address as it appears on the books of the Indenture Trustee, or (2) at the request, submitted to the Indenture Trustee in writing not later than the related Record Date, of any Noteholder (at the Noteholder's expense) in immediately available funds; provided, that the final payment for any Note will be made only upon presentation and surrender of the Note at the Corporate Trust Office (as defined in this prospectus supplement) of the Indenture Trustee or the office of the Note Registrar (as defined in this prospectus supplement). See "-- The Indenture Trustee" in this prospectus supplement.

[PRE-FUNDING ACCOUNT

     On the Closing Date approximately $[ ] (the "Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") maintained by [ ]. During the period (the "Pre-Funding Period") from [ ] until [ ], the Pre-Funding Amount will be maintained in the Pre-Funding Account. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount of Subsequent Mortgage Loans (as defined in this prospectus supplement) purchased by the Trust in accordance with the [Sale and Servicing Agreement]. During the Pre-Funding Period, the Pre-Funded Amount will be used only to purchase Subsequent Mortgage Loans. Immediately following the Pre-Funding Period, any Pre-Funded Amount remaining will be distributed to [to be provided as applicable].

     Amounts on deposit in the Pre-Funding Account will be invested in [to be provided as applicable] and all investment earnings on amounts on deposit in the Pre-Funding Account will be distributed to [to be provided as applicable] following the Pre-Funding Period.]

BOOK-ENTRY REGISTRATION

     GENERAL. The Notes (the "Book-Entry Notes") will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") in the United States [, or through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear") in Europe] and through [its/their] participating organizations (each, a "Participant"). The Book-Entry Notes will be issued in minimum denominations in principal amount of $25,000 and integral multiples of $1 in excess of $25,000.

     Each Class of Book-Entry Notes will be represented by one or more certificates registered in the name of the nominee of DTC. Nomura Asset Acceptance Corporation (the "Depositor") has been informed by DTC that DTC's nominee will be Cede & Co. [Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries, which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC.] No person acquiring an interest in a Book-Entry Note (each, a "Beneficial Owner") will be entitled to receive a certificate representing an interest (a "Definitive Note"), except as set forth below under "--Definitive Notes" and in the prospectus under "Description of the Securities --Book-Entry Registration and Definitive Securities--Definitive Securities."

     Unless and until Definitive Notes are issued, it is anticipated that:

     o the only "Noteholder" of the Notes will be Cede & Co., as nominee of DTC, and Beneficial Owners will not be Noteholders as that term is used in the Indenture.

     o Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Notes from the Indenture Trustee through DTC [, Clearstream Luxembourg or Euroclear, as applicable,] and [its/their] Participants.

     o while the Notes are outstanding, under the rules, regulations and procedures creating and affecting DTC [Clearstream Luxembourg and Euroclear] and [its/their] operations, DTC [Clearstream Luxembourg and Euroclear] [is/are] required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit distributions of principal of, and interest on, the Notes. Participants and indirect participants with whom Beneficial Owners have accounts with respect to Notes are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates, DTC [Clearstream Luxembourg and Euroclear] [has/have] in place a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

     None of the Depositor, [ ] ("[ ]'), the Servicer , the Owner Trustee or the Indenture Trustee [or additional parties] (as those terms are defined in this prospectus supplement) will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

     For a more complete description of book-entry registration and clearance and the rules and regulations governing DTC [,Clearstream Luxembourg and Euroclear], see "Description of the Securities--Book-Entry Registration and Definitive Securities" in the prospectus".

     DEFINITIVE NOTES. Definitive Notes will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the prospectus under " Description of the Securities--Book-Entry Registration and Definitive Securities --Definitive Securities." Upon the occurrence of an event described in that section, the Trustee is required to direct DTC to notify Participants who have ownership of Book-Entry Notes as indicated on the records of DTC of the availability of Definitive Notes for their Book-Entry Notes. Upon surrender by DTC of the Definitive Notes representing the Book-Entry Notes and upon receipt of instructions from DTC for re-registration, the Trustee will re-issue the Book-Entry Notes as Definitive Notes in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee will recognize the holders of the Definitive Notes as Noteholders under the Indenture and the Sale and Servicing Agreement.

PAYMENTS

     Payments on the Notes on each Distribution Date will be made from the Available Collection Amount. The Available Collection Amount will be determined as [to be provided as applicable.]

     o With respect to each Distribution Date, the "Due Period" is the calendar month immediately before that Distribution Date.

     PAYMENTS OF INTEREST. Interest on the Class Principal Amount of the Notes will accrue during each Accrual Period (as defined in this prospectus supplement) at the interest rate specified on the front cover of this prospectus supplement (the "Interest Rate") and will be payable to Noteholders on each Distribution Date, starting in [ ]. [If the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and the other assets of the Trust when it is first entitled to do so, as described under "--Optional Redemption" in this prospectus supplement, then with respect to each succeeding Distribution Date the Interest Rate will be increased [to be provided as applicable.]] See "--Optional Redemption" in this prospectus supplement. Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

     o The "Accrual Period" for the Notes will be the calendar month immediately preceding the month in which the related Distribution Date occurs.

     Payments of interest on the Notes will be made from [to be provided as applicable].

     PAYMENTS OF PRINCIPAL. Principal payments will be made to Noteholders on each Distribution Date in an amount generally equal to [to be provided as applicable].

     o The "Principal Distribution Amount" for any Distribution Date will be equal to the sum of [to be provided as applicable].

PAYMENT PRIORITIES

     On each Distribution Date, the Available Funds will be applied in the following order of priority: [to be provided as applicable.]

OVERCOLLATERALIZATION

     On the Closing Date the Cut-off Date Balance is expected to exceed the Original Class Principal Amount of the Notes by approximately $[ ]. The weighted average Net Mortgage Loan Rate (as defined below) of the Mortgage Loans is generally expected to be higher than the Interest Rate of the Notes, thus generating excess interest collections. To the extent described in this prospectus supplement, Excess Spread will be applied on any Distribution Date as [to be provided as applicable].

     o The "Net Mortgage Loan Rate" for any Mortgage Loan equals [to be provided as applicable].

MATURITY DATE

     The Class Principal Amount of the Notes and all interest accrued and unpaid on the Notes will be payable in full on [ ] (the "Maturity Date"). See "--Rights of Noteholders Upon Occurrence of Event of Default" below. The actual final Distribution Date for the Notes could be substantially earlier than the Maturity Date.

REPORTS TO NOTEHOLDERS

     On each Distribution Date the Indenture Trustee will make available to each Noteholder a statement containing the following information:

     o    the amount of principal distributed on that date to Noteholders;

     o    the amount of interest distributed on that date to Noteholders;

     o the amount of any outstanding Noteholders' Interest Carryforward Amount for the Notes after distributions on that date;

     o the Class Principal Amount of the Notes after distributions on that date;

     o    the amount of the Servicing Fees paid with respect to that date;

     o    the Total Loan Balance as of the related Distribution Date;

     o the number and total Principal Balance of Mortgage Loans (1) remaining outstanding, (2) delinquent by one, two, three or four or more monthly payments, (3) in foreclosure, and (4) with respect to REO Property;

     o    any amount distributed to the holder of the Residual Certificate; and

     o other information to the extent provided in the Sale and Servicing Agreement.

OPTIONAL REDEMPTION

     On any Distribution Date after the date on which the Total Loan Balance is less than [ ]% of the Cut-off Date Balance, [ ] will (subject to the terms of the Sale and Servicing Agreement) have the option to purchase the Mortgage

Loans, any REO Property and any other assets of the Trust for the Termination Price. If [ ] does not exercise that option, [ ] will then have the same purchase option. If either purchase option is exercised, the Notes will be redeemed and the Residual Certificate and the Trust will be terminated (this event, an "Optional Redemption").

     If the Residual Certificateholder does not exercise its option as described above when it is first entitled to do so, the Interest Rate of the Notes will be increased as described under "-- Payments of Interest" in this prospectus supplement.

RIGHTS OF NOTEHOLDERS UPON OCCURRENCE OF EVENT OF DEFAULT

     Under the Indenture, a failure to pay the full amount of the Noteholders' Interest Distribution Amount within five days of the Distribution Date on which that payment is due (without regard to the amount of Available Funds) or failure to pay the entire outstanding principal amount of the Notes on the Maturity Date, will constitute an event of default (an "Event of Default").

     Upon the occurrence of an Event of Default, the holders of Notes evidencing more than [ ]% of the Class Principal Amount of the Notes then outstanding may exercise their remedies under the Indenture. These remedies include [to be provided as applicable]. See "Description of the Agreements--Material Terms of the Indenture" in the prospectus.

THE INDENTURE TRUSTEE

     [ ], a [ ], will be the Indenture Trustee under the Indenture. The Indenture Trustee will be entitled to [describe applicable fees of the indenture trustee]. The Indenture Trustee's "Corporate Trust Office" is located at [ ], or any address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Depositor and the Servicer.

                              [THE INSURANCE POLICY

     The following information has been provided by [ ] (the "Insurer") for inclusion in this prospectus supplement. Neither the Depositor nor the Underwriter makes any representation as to the accuracy or completeness of this information.

     The Insurer does not accept any responsibility for the accuracy or completeness of this prospectus supplement or any information or disclosure contained in this prospectus supplement, or omitted from this prospectus supplement, other than with respect to the accuracy of the information regarding the Note Guaranty Insurance Policy (the "Insurance Policy") and the Insurer set forth below under this heading "The Insurance Policy." Additionally, the Insurer makes no representation regarding the Notes or the advisability of investing in the Notes.

THE INSURER

     [To be provided as applicable.]

INSURER FINANCIAL INFORMATION

     [To be provided as applicable.]

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION ABOUT THE INSURER

     [To be provided as applicable.]

FINANCIAL STRENGTH RATINGS OF THE INSURER

     [To be provided as applicable.]

THE INSURANCE POLICY

     [To be provided as applicable.]]

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool will consist of approximately [ ] Mortgage Loans with original terms to maturity of not more than [thirty] years, having a total Principal Balance as of the Cut-off Date of approximately $[ ] (the "Cut-off Date Balance"). The Mortgage Loans are secured by [to be provided as applicable] ("Mortgages"). All of the Mortgage Loans will be [description of Mortgage Loans.]

     Generally, the Mortgage Loans were originated or acquired by the Originator (as defined in this prospectus supplement) in one of the following ways:

     o    [to be provided as applicable].

     For a description of the underwriting criteria applicable to the Mortgage Loans, see "The Originator -- Underwriting Criteria" in this prospectus supplement.

     The Servicer will be required to service the Mortgage Loans pursuant to the Sale and Servicing Agreement and will be compensated for these services as described under "Description of the Transfer and Servicing Agreements -- Servicing" in this prospectus supplement.

PAYMENTS ON THE MORTGAGE LOANS

     [To be provided as applicable.]

CHARACTERISTICS OF THE MORTGAGE LOANS

     The Mortgage Loans are expected to have the following approximate total characteristics as of the Cut-off Date. Prior to the issuance of the Notes, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems removal necessary or appropriate. In addition, a limited number of other home loans may be included in the Mortgage Pool prior to the issuance of the Notes.

     Wherever reference is made in this prospectus supplement to a percentage of some or all of the Mortgage Loans, the percentage is determined (unless otherwise specified) on the basis of the total principal balance of the related Mortgage Loans as of the Cut-off Date.

     Approximately [ ] of the Mortgage Loans provide for payment by the borrower of a prepayment premium in connection with full or partial prepayments of principal within [three to five years] of the date of origination of the loan, generally equal to [to be provided as applicable].

     The Mortgage Loan Rates of the Mortgage Loans range from approximately [ ]% annually to [ ]% annually. The weighted average Mortgage Loan Rate of the Mortgage Loans is approximately [ ]% annually.

     The Principal Balances of the Mortgage Loans range from approximately $[ ] to $[ ]. The Mortgage Loans have an average Principal Balance of approximately $[ ].

     The weighted average Combined Loan-to-Value Ratio at origination of the Mortgage Loans is approximately [ ]%.

     No more than approximately [ ]% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area.

     The following tables set forth as of the Cut-off Date the number, total Principal Balance and percentage of the Mortgage Loans having the stated characteristics shown in the tables in each range. (The sum of the amounts of the total Principal Balances and the percentages in the following tables may not equal the totals due to rounding.)

                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                       PERCENTAGE OF
                                                                     MORTGAGE LOANS BY
                                    NUMBER OF      TOTAL PRINCIPAL    TOTAL PRINCIPAL
RANGE OF PRINCIPAL BALANCES ($)   MORTGAGE LOANS       BALANCE            BALANCE
-------------------------------   --------------   ---------------   -----------------
                                                     $                           %


                                   ----------         ----------           ------
       Total.................                        $                     100.00%
                                   ==========         ==========           ======

     The average Cut-off Date Principal Balance is approximately $[ ].



                              LOAN-TO-VALUE RATIOS

                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
    RANGE OF ORIGINAL         NUMBER OF      TOTAL PRINCIPAL    TOTAL PRINCIPAL
LOAN-TO-VALUE RATIOS (%)    MORTGAGE LOANS       BALANCE            BALANCE
------------------------    --------------   ---------------   -----------------

                                               $                           %


                              ----------        ----------           ------
    Total...............                       $                     100.00%
                              ==========        ==========           ======


     The weighted average original Loan-to-Value Ratio is approximately [ ]%.

                                 MORTGAGE RATES

                                                                    PERCENTAGE OF
                                                                  MORTGAGE LOANS BY
                                NUMBER OF      TOTAL PRINCIPAL     TOTAL PRINCIPAL
RANGE OF MORTGAGE RATES (%)   MORTGAGE LOANS       BALANCE             BALANCE
---------------------------   --------------   ---------------    -----------------
                                                $                           %


                               ----------        ----------           ------
    Total...............                        $                     100.00%
                               ==========        ==========           ======

__________________
* Reflects current Mortgage Rates of Adjustable Rate Mortgage Loans. The weighted average Mortgage Rate is approximately [ ]% per annum.


                                   LOAN TYPES

                                                                PERCENTAGE OF
                                                              MORTGAGE LOANS BY
                      NUMBER OF        TOTAL PRINCIPAL         TOTAL PRINCIPAL
  LOAN TYPE         MORTGAGE LOANS         BALANCE                 BALANCE
-------------       --------------     ---------------        -----------------

                                       $                                %


                     ----------         ----------                ------
  Total......                          $                          100.00%
                     ==========         ==========                ======

                           ORIGINAL TERMS TO MATURITY

                                                                     PERCENTAGE OF
                                                                   MORTGAGE LOANS BY
                                 NUMBER OF      TOTAL PRINCIPAL     TOTAL PRINCIPAL
RANGE OF MATURITIES (MONTHS)   MORTGAGE LOANS       BALANCE             BALANCE
---------------------------    --------------   ---------------    -----------------
                                                 $                           %


                                ----------        ----------           ------
    Total..................                      $                     100.00%
                                ==========        ==========           ======

     The weighted average original term to maturity is approximately [ ] months.



                           REMAINING TERMS TO MATURITY

                                                              PERCENTAGE OF
                                                            MORTGAGE LOANS BY
REMAINING TERM TO        NUMBER OF       TOTAL PRINCIPAL     TOTAL PRINCIPAL
MATURITY (MONTHS)      MORTGAGE LOANS        BALANCE             BALANCE
-----------------      --------------    ---------------    -----------------

                                          $                           %


                         ----------        ----------           ------
  Total...........                        $                     100.00%
                         ==========        ==========           ======


     The weighted average remaining term to maturity of the fully amortizing Mortgage Loans is approximately [ ] months.

                             GEOGRAPHIC DISTRIBUTION

                                                           PERCENTAGE OF
                                                         MORTGAGE LOANS BY
                    NUMBER OF       TOTAL PRINCIPAL       TOTAL PRINCIPAL
     STATE        MORTGAGE LOANS        BALANCE               BALANCE
--------------    --------------    ---------------      ------------------
                                     $                                %


                    ----------        ----------                ------
  Total.......                       $                          100.00%
                    ==========        ==========                ======



                                 PROPERTY TYPES


                                                                PERCENTAGE OF
                                                              MORTGAGE LOANS BY
                     NUMBER OF          TOTAL PRINCIPAL        TOTAL PRINCIPAL
 PROPERTY TYPE     MORTGAGE LOANS           BALANCE                BALANCE
---------------    --------------       ---------------       ------------------
                                         $                                %


                    ----------            ----------                ------
  Total.......                           $                          100.00%
                    ==========            ==========                ======




                                  LOAN PURPOSES

                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
                         NUMBER OF         TOTAL PRINCIPAL      TOTAL PRINCIPAL
  LOAN PURPOSE         MORTGAGE LOANS          BALANCE              BALANCE
----------------       --------------      ---------------     -----------------
                                            $                            %


                       ----------            ----------            ------
  Total.......                              $                      100.00%
                       ==========            ==========            ======

                                OCCUPANCY STATUS

                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
                         NUMBER OF        TOTAL PRINCIPAL       TOTAL PRINCIPAL
OCCUPANCY STATUS       MORTGAGE LOANS         BALANCE               BALANCE
----------------       --------------      ---------------     -----------------
                                            $                            %


                        ----------           ----------            ------
  Total.......                              $                      100.00%
                        ==========           ==========            ======



                               DOCUMENTATION TYPES

                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
                         NUMBER OF         TOTAL PRINCIPAL      TOTAL PRINCIPAL
DOCUMENTATION TYPE     MORTGAGE LOANS          BALANCE              BALANCE
----------------       --------------      ---------------     -----------------
                                            $                            %


                        ----------           ----------            ------
  Total.......                              $                      100.00%
                        ==========           ==========            ======


                                  CREDIT GRADES


                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
                       NUMBER OF        TOTAL PRINCIPAL         TOTAL PRINCIPAL
  CREDIT GRADE       MORTGAGE LOANS         BALANCE                 BALANCE
----------------     --------------     ---------------        -----------------
                                           $                             %


                       ----------           ----------             ------
  Total.......                             $                       100.00%
                       ==========           ==========             ======

                              PREPAYMENT PENALTIES

                                                                 PERCENTAGE OF
                                                               MORTGAGE LOANS BY
                           NUMBER OF       TOTAL PRINCIPAL      TOTAL PRINCIPAL
PREPAYMENT PENALTY       MORTGAGE LOANS        BALANCE              BALANCE
------------------       --------------    ---------------     -----------------
                                            $                             %


                          ----------         ----------             ------
  Total.......                              $                       100.00%
                          ==========         ==========             ======


[SUBSEQUENT MORTGAGE LOANS

     The obligation of the Trust to purchase additional Mortgage Loans (the "Subsequent Mortgage Loans") on [any] date, as specified in the [Sale and Servicing Agreement] (each, a "Subsequent Transfer Date") will be subject to the Subsequent Mortgage Loans meeting the following criteria: [to be provided as applicable]. These criteria will be based on the characteristics of the Subsequent Mortgage Loans on the related Subsequent Transfer Date.

     The characteristics of Subsequent Mortgage Loans may vary significantly from time to time, subject to the requirements described above, and may bear no particular relationship to the characteristics of the initial Mortgage Loans at any time. It is expected that a substantial portion of the Subsequent Mortgage Loans will be [to be provided as applicable.]]

                             ADDITIONAL INFORMATION

     The description in this prospectus supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date. A Current Report on Form 8-K will be available to purchasers of the Notes and will be filed, together with the Sale and Servicing Agreement, the Indenture and the Trust Agreement, with the Securities and Exchange Commission (the "SEC") within fifteen days after the initial issuance of the Notes. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as described in this prospectus supplement under "Description of the Mortgage Pool," the removal or addition, to the extent material, will be noted in the Current Report on Form 8-K.

                                 THE ORIGINATOR

GENERAL

     [Describe the Originator.]

UNDERWRITING CRITERIA

     The information contained in this prospectus supplement regarding the Originator's underwriting requirements and practices was obtained from publicly available information regarding asset-backed notes secured by loans made by the Originator that are similar to the Mortgage Loans and not from the Originator directly. As a result, there can be no assurance that the Mortgage Loans were originated, in whole or in part, in accordance with these underwriting requirements and practices, or that these underwriting requirements and practices were in effect when the Mortgage Loans were originated.

     [Describe Originator's underwriting guidelines.]

                                  THE SERVICER

     The following information has been provided by the Servicer. Neither the Depositor nor the Underwriter makes any representation as to the accuracy or completeness of this information.

GENERAL

     [ ] (the "Servicer") will service the Mortgage Loans pursuant to the terms of the Sale and Servicing Agreement.

     [Description of the servicer.]

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

     The following summary describes terms of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, and the Administration Agreement (collectively, the "Transfer and Servicing Agreements"). The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements, and to the extent inconsistent, replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements under the headings "Description of the Agreements" in the prospectus.

SALE AND ASSIGNMENT OF THE MORTGAGE LOANS

     On the Closing Date, [ ] will sell the Mortgage Loans (other than the right to receive some of the charges payable by borrowers) to the Depositor, and the Depositor will sell the Mortgage Loans (other than those amounts) to the Trust. The Trust will, concurrently, deliver or cause to be delivered the Securities to the Depositor. The Trust will pledge and assign the Mortgage Loans to the Indenture Trustee in exchange for the Notes. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Sale and Servicing Agreement (the "Mortgage Loan Schedule").

     [In addition, the Depositor will, as to each Mortgage Loan, deliver to a custodian appointed by the Indenture Trustee (the "Custodian") the following documents (together, with respect to each Mortgage Loan, a "Mortgage Loan File"):

     o the related Note endorsed to the order of the Indenture Trustee, or in blank, without recourse,

     o any assumption and modification agreements and the Mortgage with evidence of recording indicated on the Mortgage (except for any Mortgage not returned from the public recording office),

     o an assignment of the Mortgage in the name of the Indenture Trustee, or in blank, in recordable form, and

     o    any intervening assignments of the Mortgage.]

     Assignments of the Mortgages to the Indenture Trustee will be recorded following the Closing Date in the real property records of the states in which the related Mortgaged Properties are located to protect the Indenture Trustee's interest in the Mortgage Loans against the claims of creditors of [ ] or subsequent purchasers. In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the assignment with evidence of recording on the Mortgage Loan concurrently with the conveyance of the Mortgage Loan under the Sale and Servicing Agreement because they have not yet been returned by the public recording office, the Depositor will deliver or cause to be delivered to the Custodian a certified true photocopy of the assignment. The Depositor will deliver or cause to be delivered to the Custodian any assignment with evidence of recording indicated on the assignment upon receipt of the assignment from the public recording office. The Custodian will review (or cause to be reviewed) each Mortgage Loan File within ninety days after the conveyance of the related Mortgage Loan to the Trust to ascertain that all required documents have been executed and received.

     Under the terms of the agreement (the "Mortgage Loan Sale Agreement") pursuant to which the Depositor will purchase the Mortgage Loans from [ ], and of the Sale and Servicing Agreement, the Custodian will conduct an initial review of the Mortgage Loan documents and will notify the Depositor and [ ] as to each Mortgage Loan document that either has not yet been delivered to the Depositor as required or appears to be not properly executed, not in conformity with the description of the Mortgage Loan on the Mortgage Loan schedule or otherwise defective. If any Mortgage Loan document is not delivered or any material defect in a document is not cured within the time period specified in the Mortgage Loan Sale Agreement, [ ] will be required to repurchase the affected Mortgage Loan for a price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest on the Mortgage Loan (the "Repurchase Price") or, in some circumstances, to substitute another Mortgage Loan that satisfies the requirements specified in the Sale and Servicing Agreement.

     [ ] will make to the Depositor under the Mortgage Loan Sale Agreement representations and warranties that include representations and warranties similar to those summarized in the prospectus under the heading "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Representations and Warranties; Repurchases." The Depositor's rights under these representations and warranties will be assigned to the Indenture Trustee for the benefit of the Noteholders. In the event of a breach of any of these representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Noteholders, [ ] will be obligated, within 60 days following its discovery of a breach or receipt of notice of a breach, to cure the breach or purchase the affected Mortgage Loan from the Trust for the Repurchase Price or, in some circumstances, to substitute another Mortgage Loan.

     No assurance can be given that, at any particular time, [ ] will be capable, financially or otherwise, of repurchasing defective Mortgage Loans or substituting additional Mortgage Loans for defective Mortgage Loans.

TRUST FEES AND EXPENSES

     The Servicer is entitled to the Servicing Fee and reimbursement for specific expenses as described under "--Servicing Compensation and Payment of Expenses" below. The fees and expenses of the Indenture Trustee, the Owner Trustee and the Custodian will be paid by [ ].

VOTING RIGHTS

     Voting rights of Securityholders under the Transfer and Servicing Agreements will be allocated among the Notes and the Residual Certificate as provided in the Transfer and Servicing Agreements.

GENERAL SERVICING PROVISIONS

     The Mortgage Loans will be serviced by the Servicer in accordance with the provisions of the Sale and Servicing Agreement.

     [Describe servicing provisions as applicable.]

NO DELINQUENCY ADVANCES

     In the event of a delinquency or default with respect to a Mortgage Loan, neither the Servicer nor any Subservicer (as defined below) will have any obligation to advance scheduled monthly payments of principal or interest with respect to the Mortgage Loan.

SERVICING ADVANCES

     The Servicer or any Subservicer will make reasonable and customary expense advances with respect to the Mortgage Loans (each, a "Servicing Advance") and will be entitled to reimbursement for Servicing Advances as described in this prospectus supplement. Servicing Advances may include costs and expenses advanced for the preservation, restoration and protection of any Mortgaged Property, including advances to pay delinquent real estate taxes and assessments. Any Servicing Advances by the Servicer or any Subservicer will be reimbursable from late collections on the related Mortgage Loan, or with respect to any Liquidated Mortgage Loan from the related Liquidation Proceeds. Servicing Advances remaining outstanding will be reimbursed, to the extent of Available Funds, as described under "Description of the Notes -- Payment Priorities."

INSURANCE COVERAGE

     The Servicer is required to obtain and thereafter maintain in effect a bond or similar form of insurance coverage (which may provide blanket coverage) insuring against loss occasioned by the errors and omissions of its officers and employees.

EVIDENCE AS TO COMPLIANCE

     The Sale and Servicing Agreement will provide that each year a firm of independent accountants will furnish a statement to the Indenture Trustee to the effect that the firm has examined the necessary documents and records relating to the servicing of home loans by the Servicer and that, on the basis of that examination, the firm is of the opinion that the servicing has been conducted in accordance with applicable accounting standards, except for those exceptions that the firm believes to be immaterial and those exceptions set forth in the statement.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Servicer will be paid a monthly fee (the "Servicing Fee") with respect to each Mortgage Loan calculated at [ ]% annually (the "Servicing Fee Rate") on the outstanding principal balance of each Mortgage Loan. No Servicing Fee will be payable on a Liquidated Mortgage Loan unless the Servicer determines that additional collection efforts are warranted with respect to that Mortgage Loan. The Servicer will be entitled to reimbursement from collections on the Mortgage Loans for some of its expenses before any amounts are paid to Noteholders.

SUBSERVICING

     The Servicer will be prohibited from assigning the responsibility for servicing the Mortgage Loans, except as permitted by the Sale and Servicing Agreement, but it may employ one or more subservicers ("Subservicers") as provided under the Sale and Servicing Agreement. If the Servicer chooses to employ Subservicers, the Servicer will remain liable for fulfillment of its obligations under the Sale and Servicing Agreement, and will be considered to have itself received any payment received by a Subservicer whether or not the Subservicer actually remits that payment.

RESIGNATION OR REMOVAL OF THE SERVICER

     The Servicer will agree in the Sale and Servicing Agreement not to resign except with the consent of [ ], unless the Servicer delivers to [ ] an opinion of legal counsel to the effect that the Servicer is no longer permitted under applicable law to perform the duties of the Servicer under the Sale and Servicing Agreement.

     If the Servicer is in default under the Sale and Servicing Agreement, the Indenture Trustee or Noteholders having a majority of voting rights may remove the Servicer. [Events of default include:

     o failure by the Servicer to remit any required payment to the Indenture Trustee for one Business Day after receipt of written notice that the payment has not been made;

     o failure by the Servicer to deposit collections or other recoveries on the Mortgage Loans in the Collection Account on a daily basis in accordance with the Sale and Servicing Agreement;

     o failure by the Servicer to fulfill any other material requirement under the Sale and Servicing Agreement within the applicable time period;

     o failure by the Servicer to be qualified to service home loans for either Fannie Mae or Freddie Mac;

     o failure by the Servicer to maintain any applicable licenses in each jurisdiction where Mortgaged Properties are located;

     o failure by the Servicer to maintain a minimum net worth of $25,000,000;

     o    insolvency of the Servicer; and

     o    other events specified in the Sale and Servicing Agreement.]

     [If the Servicer is removed, the Indenture Trustee will immediately assume the role of Servicer under the Sale and Servicing Agreement unless another Servicer is appointed pursuant to the Sale and Servicing Agreement. The Indenture Trustee may continue to service the Mortgage Loans if it is legally qualified to do so or may appoint a successor Servicer as provided in the Sale and Servicing Agreement].

COLLECTION ACCOUNT, NOTE DISTRIBUTION ACCOUNT AND CERTIFICATE DISTRIBUTION
ACCOUNT

     The Servicer is required to deposit in a segregated account (the "Collection Account") within [ ] Business Days of receipt all payments received on or after the Cut-off Date on account of principal and interest on the Mortgage Loans, all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts payable in connection with the repurchase or substitution of any Mortgage Loan and any amount required to be deposited in the Collection Account in connection with the redemption of the Notes. Withdrawals will be made from the Collection Account only for the purposes specified in the Sale and Servicing Agreement. The Collection Account may be maintained at any depository institution that satisfies the requirements specified in the Sale and Servicing Agreement.

     Amounts on deposit in the Collection Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Collection Account will be paid to [ ]. Any net losses on these investments will be paid by [ ].

     The Servicer will establish and maintain with the Paying Agent an account on behalf of the Noteholders, into which amounts released from the Collection Account for payment to the Noteholders will be deposited and from which all payments to the Noteholders will be made (the "Note Distribution Account"). The Servicer will also establish and maintain with the Paying Agent an account in the name of the Owner Trustee on behalf of the Residual Certificateholder, into which amounts released from the Collection Account for distribution to the Residual Certificateholder will be deposited and from which all distributions to the Residual Certificateholder will be made (the "Certificate Distribution Account").

     On the [ ] day of each month, or if the [ ] day is not a Business Day, the preceding Business Day, the Servicer will remit the Available Funds to the Paying Agent for deposit into the Note Distribution Account and Certificate Distribution Account by making appropriate withdrawals from the Collection Account. On each Distribution Date, the Indenture Trustee will make withdrawals from the Note Distribution Account and Certificate Distribution Account for application as described under "Description of the Notes--Payment Priorities" in this prospectus supplement. Amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be invested as provided in the Sale and Servicing Agreement. All interest and any other investment earnings on amounts on deposit in the Note Distribution Account and Certificate Distribution Account will be retained by the Indenture Trustee as its compensation. Any net losses on these investments will be paid by the Indenture Trustee.

THE OWNER TRUSTEE AND INDENTURE TRUSTEE

     The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Securities in their own names or as pledgees. For the purpose of meeting the legal requirements of some jurisdictions, the Servicer, the Owner Trustee and the Indenture Trustee acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of another trustee all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement and upon the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee and the Indenture Trustee, respectively, and in each case the separate trustee or co-trustee, jointly, or, in any jurisdiction in which the Owner Trustee or Indenture Trustee will be incompetent or unqualified to perform particular acts, singly upon the separate trustee or co-trustee, which will exercise and perform these rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee, as applicable.

     The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor to the Owner Trustee or the Indenture Trustee, as the case may be. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as Owner Trustee or Indenture Trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In these circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or a successor Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or Indenture Trustee and appointment of a successor Owner Trustee or Indenture Trustee will not become effective until acceptance of the appointment by the successor.

     The Trust Agreement and Indenture will provide that the Owner Trustee and Indenture Trustee will be entitled to indemnification by [ ] and the Depositor for, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement or Indenture, as the case may be).

DUTIES OF THE OWNER TRUSTEE AND INDENTURE TRUSTEE

     The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Residual Certificate (other than the execution and authentication of the Residual Certificate), the Notes or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before these monies are deposited into the Collection Account, the Note Distribution Account or the Certificate Distribution Account. So long as no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default, unless the Owner Trustee has actual knowledge of any failure.

     The Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Trust Agreement or to make any investigation of matters arising under the Trust Agreement or to institute, conduct or defend any litigation under the Trust Agreement or in relation to the Trust Agreement at the request, order or direction of the holder of the Residual Certificate, unless the Residual Certificateholder has offered to the Owner Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or by the exercise of its rights or powers, an investigation by it of matters arising or the institution or defense of any litigation. Subject to the rights or consent of the Noteholders and Indenture Trustee, the Residual Certificateholder will not have any right under the Trust Agreement to institute any proceeding with respect to the Trust Agreement, unless the Residual Certificateholder previously has given to the Owner Trustee written notice of the occurrence of an Event of Default and (1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) the holder of the Residual Certificate has made written request upon the Owner Trustee to institute a proceeding in its own name as the Owner Trustee under the Trust Agreement and have offered to the Owner Trustee reasonable indemnity, and the Owner Trustee for 30 days has neglected or refused to institute any proceedings.

     The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Residual Certificate, the Notes (other than the execution and authentication of the Notes) or any Mortgage Loans or related documents, and will not be accountable for the use or application by the Depositor, the Servicer or the Owner Trustee of any funds paid to the Depositor, the Servicer or the Owner Trustee in respect of the Securities or the Mortgage Loans, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account or the Note Distribution Account. So long as no Event of Default under the Indenture or the Sale and Servicing Agreement has occurred or is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Transfer and Servicing Agreements. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Sale and Servicing Agreement, which failure constitutes an Event of Default under the Indenture or the Sale and Servicing Agreement, unless the Indenture Trustee obtains actual knowledge of any failure.

     The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation to the Indenture at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred in or by an exercise of any of its rights or powers, an investigation of matters arising or the institution or defense of any litigation. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, unless the holder previously has given to the Indenture Trustee written notice of the occurrence of an Event of Default and (1) the Event of Default arises from the Servicer's failure to remit payments when due or (2) Noteholders evidencing not less than [ ]% of the Class Principal Amount of the Notes, acting together as a single class, have made written request upon the Indenture Trustee to institute a proceeding in its own name as the Indenture Trustee under the Indenture and have offered to the Indenture Trustee reasonable indemnity, and the Indenture Trustee for 30 days has neglected or refused to institute any proceedings. See "Description of the Notes--Rights of Noteholders Upon Occurrence of Event of Default" in this prospectus supplement.

                              YIELD CONSIDERATIONS

GENERAL

     The yields to maturity (or to early termination) on the Notes will be affected by the rate of principal payments on the Mortgage Loans (including prepayments, which may include amounts received by virtue of purchase, condemnation, insurance or foreclosure) on the Mortgage Loans. Yields will also be affected by the extent to which Mortgage Loans bearing higher Mortgage Loan Rates prepay at a more rapid rate than Mortgage Loans with lower Mortgage Loan Rates, the amount and timing of borrower delinquencies and defaults resulting in Realized Losses, the application of Monthly Excess Cashflow, the purchase price paid for the Notes and other factors.

     Principal prepayments may be influenced by a variety of economic, geographic, demographic, social, tax, legal and other factors. These factors may include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity, if any, in the mortgaged properties, servicing decisions, homeowner mobility, the existence and enforceability of "due-on-sale" clauses, seasoning of loans, market interest rates for similar types of loans and the availability of funds for the loans. Nearly all of the Mortgage Loans contain due-on-sale provisions and the Servicer will generally enforce these provisions unless (1) the Servicer, in a manner consistent with its servicing practices, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan, or (2) enforcement is not permitted by applicable law. In some cases, the Servicer may, in a manner consistent with its servicing practices, permit a borrower who is selling his principal residence and purchasing a new one to substitute the new Mortgaged Property as collateral for the related Mortgage Loan, or may simply release its lien on the existing collateral, leaving the related Mortgage Loan unsecured. In that event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Mortgage Loan to the extent that the borrower has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

     Approximately [ ] of the Mortgage Loans are subject to prepayment penalties during the first [three to five years] after origination. Prepayment penalties may have the effect of reducing the amount or the likelihood of prepayments on the Mortgage Loans. A prepayment premium may be waived by the Servicer under some circumstances. The remaining Mortgage Loans may be prepaid in full or in part at any time without penalty.

     In general, if prevailing interest rates fall below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayments than if prevailing rates remain at or above the interest rates on the Mortgage Loans. Conversely, if prevailing interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.

     The rate of principal payments on the Mortgage Loans will also be affected by the amortization schedules of the Mortgage Loans, the rate and timing of prepayments by the borrowers, liquidations of defaulted Mortgage Loans and repurchases of Mortgage Loans due to breaches of representations and warranties or defective documentation as described in this prospectus supplement. The timing of changes in the rate of prepayments, liquidations and purchases of the related Mortgage Loans may significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully in this prospectus supplement and in the prospectus under "Yield Considerations") no assurance can be given as to the rate or the timing of principal payments on the Notes. In general, the earlier a prepayment of principal of the related Mortgage Loans, the greater the effect on an investor's yield. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     From time to time, areas of the United States may be affected by flooding, severe storms, landslides, wildfires or other natural disasters. Any resulting Realized Losses could affect the rate of payment of principal no the Notes. To the extent that the insurance proceeds received with respect to any damaged Mortgage Properties are not applied to the restoration of those Mortgage Properties, the proceeds will be used to prepay the related Mortgage Loans in whole or in part. Any repurchases or repayments of the Mortgage Loans may reduce the weighted average lives of the Notes and will reduce the yields on the Notes to the extent they are purchased at a premium.

     In addition, any future limitations on the rights of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment on the Mortgage Loans.

     The Depositor and [ ] make no representations as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of these factors, or as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date.

     Payments of principal at a faster rate than anticipated will decrease the yield on Notes purchased at a premium; payments of principal at a slower rate than anticipated will decrease the yield on Notes purchased at a discount. The effect on an investor's yield due to payments of principal occurring at a rate that is faster (or slower) than the rate anticipated by the investor during any period following the issuance of the Notes will not be entirely offset by a subsequent like reduction (or increase) in the rate of payments of principal during any subsequent period.

     The rate of delinquencies and defaults on the Mortgage Loans and of recoveries, if any, on defaulted Mortgage Loans and foreclosed properties will affect the rate and timing of principal payments on the Mortgage Loans, and, accordingly, the weighted average life of the Notes. Some factors may influence delinquencies and defaults, including origination and underwriting standards, loan-to-value ratios and delinquency history. In general, defaults on Mortgage Loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on similar types of home loans. The rate of default on Mortgage Loans with high loan-to-value ratios, or on Mortgage Loans secured by junior liens, may be higher than that of home loans with lower loan-to-value ratios or secured by first liens on comparable properties. In addition, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the area in which the related Mortgaged Properties are located or the related borrower is residing. See "Description of the Mortgage Pool" in this prospectus supplement. The risk of delinquencies and losses is greater and voluntary principal prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

     Investors in the Notes will bear the risk of reinvestment of amounts received in respect of principal on the Notes at yields that may be lower than the yield on the Notes.

     The yields to investors in the Notes may be affected by the exercise by [ ] of its right to purchase the Mortgage Loans, as described under "Description of the Notes--Optional Redemption" in this prospectus supplement, or the failure of [ ] to exercise that right.

     If the purchaser of a Note offered at a discount from its initial principal amount calculates its anticipated yield to maturity (or early termination) based on an assumed rate of payment of principal that is faster than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated. Conversely, if the purchaser of a Note offered at a premium calculates its anticipated yield based on an assumed rate of payment of principal that is slower than that actually experienced on the related Mortgage Loans, the actual yield may be lower than that so calculated.

     The effective yield to holders of the Notes will be lower than the yield otherwise produced by the Interest Rate and the purchase price because monthly payments will not be payable until the [ ] day (or later) of the month following the Accrual Period.

OVERCOLLATERALIZATION

     [Describe as applicable.]

MATURITY DATE

     The Maturity Date of the Notes is as set forth under "Description of the Notes--Maturity Date" in this prospectus supplement. The Maturity Date of the Notes was determined by [to be provided as applicable]. The actual maturity of the Notes may be significantly earlier than the Maturity Date.

WEIGHTED AVERAGE LIFE

     The following information illustrates the effect of prepayments of the Mortgage Loans on the weighted average life of the Notes under stated assumptions and is not a prediction of the prepayment rate that might actually be experienced on the Mortgage Loans. Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in net reduction of principal of the security (assuming no losses). The weighted average life of the Notes will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes unscheduled reductions of principal, including without limitation those resulting from full or partial prepayments, refinancings, liquidations and write-offs due to defaults, casualties or other dispositions, substitutions and repurchases by or on behalf of [ ] or the Depositor) and [to be provided as applicable].

     Prepayments on loans such as the Mortgage Loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement for the Mortgage Loans represents [to be provided as applicable]. [ ] does not purport to be either a historical description of the prepayment experience or any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans. Neither the Depositor nor the Underwriter makes any representation about the appropriateness of the [ ] model.

     [The following table was prepared based on the following assumptions, among other things (collectively, the "Modeling Assumptions"):

     o the initial Class Principal Amount and the Interest Rate are as set forth on the cover of this prospectus supplement;

     o each scheduled payment of principal and interest on a Mortgage Loan is timely received on the last day of each month starting in [ ];

     o principal prepayments are received in full on the last day of each month starting in [ ], and each prepayment includes 30 days of interest on the Mortgage Loan;

     o prepayments are received on the Mortgage Loans at the applicable constant rates indicated;

     o    there are no defaults or delinquencies on the Mortgage Loans;

     o    Distribution Dates occur on the [ ] day of each month, starting in
          [          ];

     o    there are no re-purchases or substitutions of the Mortgage Loans;

     o    the Notes are issued on [ ]; and

     o the Mortgage Loans were aggregated into assumed Mortgage Loans having the following characteristics:]


                                                                      REMAINING TERM
HOME LOAN                           HOME LOAN       NET HOME LOAN    TO MATURITY (IN
 NUMBER      PRINCIPAL BALANCE    INTEREST RATE     INTEREST RATE        MONTHS)




     The actual characteristics of the Mortgage Loans may, and the performance of the Mortgage Loans will, differ from the assumptions used in constructing the table below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is not expected that the Mortgage Loans will prepay at a constant rate until maturity, that all of the Mortgage Loans will prepay at the same rate or that there will be no defaults or delinquencies on the Mortgage Loans. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal payments than indicated in the table in the [assumed prepayment rate] specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between those assumptions and the actual characteristics and performance of the Mortgage Loans or actual prepayment or loss experience will cause the percentages of Original Principal Amounts outstanding over time and the weighted average lives of the Notes to differ (which difference could be material) from the corresponding information in the table for each indicated [assumed prepayment rate].

     Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average lives of the Notes and set forth the percentages of the Original Principal Amount of the Notes that would be outstanding after each of the Distribution Dates shown at the indicated [assumed prepayment rate].

     The weighted average life of the Notes is determined by (1) multiplying the net reduction, if any, of the Class Principal Amount by the number of years from the date of issuance of the Note to the related Distribution Date, (2) adding the results and (3) dividing the sum by the total of the net reductions of Class Principal Amount referred to in clause (1) and rounding to one decimal place.

              PERCENTAGE OF ORIGINAL PRINCIPAL AMOUNT OF THE NOTES
                 OUTSTANDING AT THE FOLLOWING [PREPAYMENT RATES]


                                              Class [__]
DISTRIBUTION DATE         [__]%     [__]%       [__]%      [__]%         [__]%
-----------------         -----     -----       -----      -----         -----




Weighted Average Life in Years (1)
Weighted Average Life in Years (1)(2)
_____________________
(1) The weighted average life of a certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the certificate.

(2) Assumes the holder of the Class CE Certificate exercises its option to purchase the mortgage loans on the earliest possible Distribution Date on which it is permitted to exercise this option. See "Pooling and Servicing Agreement--Termination" in this prospectus supplement.

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

     Upon the issuance of the notes, Thacher Proffitt & Wood, special federal tax counsel, will deliver an opinion of counsel that for federal income tax purposes, the Notes will be treated as indebtedness and the Trust will not be an association, or publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

     [The Trust does not anticipate treating the Notes as having been issued with original issue discount.] [It is anticipated that the Notes will be treated as issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount with respect to the Notes is [ ]. However, this rate does not represent the rate at which prepayments have actually occurred and no representation is made as to the rate at which prepayments actually will occur in the future.

     All prospective purchasers of the Notes should see "Material Federal Income Tax Consideration--Partnership Trust Funds and Disregarded Trust Funds--Taxation of Debt Securityholders" in the accompanying prospectus for a summary of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Notes.

                    STATE AND LOCAL INCOME TAX CONSIDERATIONS

     In addition to the federal income tax matters described under "Material Federal Income Tax Considerations" above, prospective investors should consider the state and local income tax consequences of the acquisition, ownership and disposition of the Notes. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

     The Notes may be purchased by an employee benefit plan or an individual retirement account (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). A fiduciary of a Plan must determine that the purchase of a Note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. For additional information regarding treatment of the Notes under ERISA, See "ERISA Considerations" in the prospectus.

                         LEGAL INVESTMENT CONSIDERATIONS

     [The Notes will [not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may [not] be legally authorized to invest in the Notes.]

     There may be restrictions on the ability of some investors, including depository institutions, either to purchase the Notes or to purchase Notes representing more than a specified percentage of the investor's assets. Investors should consult their own legal, tax and accounting advisors in determining whether and to what extent the Notes constitute legal investments for the investors and the applicable tax, regulatory and accounting treatment of the Notes.

     See "Certain Legal Aspects of Mortgage Loans" in the prospectus.

                                 USE OF PROCEEDS

     The net proceeds from the sale of the Notes will be applied by the Depositor, or an affiliate of the Depositor, toward the purchase of the Mortgage Loans. The Mortgage Loans will be acquired by the Depositor from [ ] in a privately negotiated transaction.

                                  UNDERWRITING

     [Subject to the terms and conditions provided in the underwriting agreement and in a terms agreement (collectively, the "Underwriting Agreement") among the Depositor, [ ] and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, all of the Notes.

     The Underwriter has advised the Depositor that the Underwriter intends to initially offer the Notes to the public at the price specified on the front cover of this prospectus supplement. After the initial public offering of the Notes, the public offering price may be changed. The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against some civil liabilities, including liabilities under the Securities Act of 1933, as amended.

     Until the distribution of the Notes is completed, the rules of the SEC may limit the ability of the Underwriter and some selling group members to bid for and purchase the Notes. As an exception to these rules, the Underwriter is permitted to engage in transactions that stabilize the price of the Notes. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Notes.

     If the Underwriter creates a short position in the Notes in connection with the offering, that is, if they sell more Notes than the amount specified on the cover page of this prospectus supplement, the Underwriter may reduce that short position by purchasing Notes in the open market.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of those purchases.

     Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in these transactions or that these transactions, once begun, will not be discontinued without notice.]

     Expenses incurred by the Depositor in connection with this offering are expected to be approximately $[ ].

     The Underwriter expects to make a secondary market in the Notes, but has no obligation to do so. There can be no assurance that any secondary market will develop, or, if it does develop, that it will continue.

     [ ] has entered into an agreement with the Depositor to purchase the Residual Certificate simultaneously with the purchase of the Notes.

     The Underwriter is an affiliate of [ ] and performs management services for the Depositor. The Underwriter has engaged in other transactions with, arranged other transactions for or performed other services for the Depositor and [ ] in the ordinary course of business.

                                     EXPERTS

     [To be provided as applicable].

                                  LEGAL MATTERS

     Certain legal matters with respect to the Notes will be passed upon for the Depositor and for the Underwriter by [Thacher Proffitt & Wood].

                                     RATINGS

     It is a condition to the issuance of the Notes that they be rated "[ ]" by [Rating Agency] and "[ ]" by [Rating Agency]. [Rating Agency] and [Rating Agency] are referred to in this prospectus supplement as the "Rating Agencies."

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A securities rating addresses the likelihood of the receipt by holders of Notes of distributions in the amount of scheduled payments on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Notes. The ratings on the Notes do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of Notes might suffer a lower than anticipated yield due to prepayments.

     The security ratings assigned to the Notes should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by either Rating Agency.

     The Depositor has not requested a rating of the Notes by any rating agency other than the Rating Agencies; there can be no assurance, however, as to whether any other rating agency will rate the Notes or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the Notes could be lower than the ratings assigned by the Rating Agencies.

                            GLOSSARY OF DEFINED TERMS

     [To be provided.]

                                     ANNEX I

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

     Except in some limited circumstances, the globally offered Nomura Asset Acceptance Corporation [ ] Asset Backed Notes (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through any of DTC, Clearstream Luxembourg or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

     Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     TRADING BETWEEN DTC PARTICIPANTS. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

     TRADING BETWEEN CLEARSTREAM LUXEMBOURG AND/OR EUROCLEAR PARTICIPANTS. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     TRADING BETWEEN DTC SELLER AND CLEARSTREAM LUXEMBOURG OR EUROCLEAR PURCHASER. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (that would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     TRADING BETWEEN CLEARSTREAM LUXEMBOURG OR EUROCLEAR SELLER AND DTC PURCHASER. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last interest payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (that is, the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     o borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

     o borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner of Global securities holding securities through Clearstream, Luxembourg or Euroclear, or through DTC will be subject to the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons or to 31% backup withholding, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     EXEMPTION FOR NON-U.S. PERSONS (FORM W-8BEN). Beneficial owners of securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. If the information shown on Form W-8 BEN changes, a new Form W-8 must be filed within 30 days of the change.

     EXEMPTION FOR NON-U.S. PERSONS WITH EFFECTIVELY CONNECTED INCOME (FORM W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     EXEMPTION OR REDUCED RATE FOR NON-U.S. PERSONS RESIDENT IN TREATY COUNTRIES (FORM W-8BEN). Non-U.S. Persons that are beneficial owners of securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN (including Part II thereof). If the treaty provides only for a reduced rate, the beneficial owner may still be entitled to complete exemption from withholding under item (1) above.

     EXEMPTION FOR U.S. PERSONS (FORM W-9). U.S. Persons can obtain complete exemption from the withholding tax by filing Form W-9 (Request for Taxpayer Identification Number and Certification).

     U.S. FEDERAL INCOME TAX REPORTING PROCEDURE. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI are generally effective for three calendar years from the close of the calendar year in which it is collected.

     The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership (or other entity properly classified as a corporation or partnership for U.S. Federal income tax purposes) organized in or under the laws of the United States or any state or the District of Columbia,
(3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, trusts in existence on August 20, 1996 and treated as United States persons prior to that date that elect to continue to be so treated also will be considered U.S. Persons. Treasury regulations provide certain presumptions regarding the entity classification and foreign or U.S. status of a holder that a payor generally must apply in the absence of appropriate documentation from the holder, and provide detailed documentation and procedures for holders claiming withholding tax exemptions through intermediaries. Prospective investors are urged to consult their tax advisors regarding the effect of these regulations on their ability to claim and the means for claiming exemptions from or reduced rates of U.S. withholding taxes.

     This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global securities. Investors are advised to consult their own tax advisers for specific tax advice concerning their holding and disposing of the Global securities.

                               $[ ] (Approximate)

                       NOMURA ASSET ACCEPTANCE CORPORATION

                                  [ ] TRUST [ ]

                               ASSET BACKED NOTES







                                  [ ] SERVICER


                     _______________________________________

                              PROSPECTUS SUPPLEMENT
                     _______________________________________



                      NOMURA SECURITIES INTERNATIONAL, INC.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                   PROSPECTUS

                            Asset Backed Certificates

                               Asset Backed Notes
                              (Issuable in Series)

                       Nomura Asset Acceptance Corporation
                                    Depositor

THE TRUST FUNDS:

     Each trust fund will be established to hold assets transferred to it by Nomura Asset Acceptance Corporation. The assets in each trust fund will generally consist of one or more of the following:

     o    mortgage loans secured by one- to four-family residential properties;

     o    unsecured home improvement loans;

     o    manufactured housing installment sale contracts;

     o mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac; or

     o previously issued asset-backed or mortgage-backed securities backed by mortgage loans secured by residential properties or participations in those types of loans.

     The assets in your trust fund are specified in the prospectus supplement for that particular trust fund, while the types of assets that may be included in a trust fund, whether or not in your trust fund, are described in greater detail in this prospectus.

THE SECURITIES:

     Nomura Asset Acceptance Corporation will sell the securities pursuant to a prospectus supplement. The securities will be grouped into one or more series, each having is own distinct designation. Each series will be issued in one or more classes and will evidence beneficial ownership of, or be secured by, the assets in the trust fund that the series relates to. A prospectus supplement for a series will specify all of the terms of the series and of each of the classes in the series.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this prospectus is _______, 2003.

                                TABLE OF CONTENTS


Description of the Trust Funds................................................3
Use of Proceeds..............................................................15
Yield Considerations.........................................................15
The Depositor................................................................21
Description of the Securities................................................21
Description of the Agreements................................................34
Description of Credit Support................................................55
Certain Legal Aspects of Mortgage Loans......................................59
Material Federal Income Tax Consequences.....................................76
ERISA Considerations........................................................108
Legal Investment............................................................113
Methods of Distribution.....................................................115
Additional Information......................................................116
Incorporation of Certain Documents by Reference.............................117
Legal Matters...............................................................117
Financial Information.......................................................117
Rating   ...................................................................117
Index of Defined Terms......................................................118

                         DESCRIPTION OF THE TRUST FUNDS

ASSETS

     The primary assets of each trust fund (the "Assets") will include some or all of the following types of assets:

     o mortgage loans on residential properties, which may include Home Equity Loans, home improvement contracts and Land Sale Contracts (each as defined in this prospectus);

     o home improvement installment sales contracts or installment loans that are unsecured called unsecured home improvement Loans;

     o manufactured housing installment sale contracts or installment loan agreements referred to as contracts;

     o any combination of "fully modified pass-through" mortgage-backed certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), guaranteed mortgage pass-through securities issued by Fannie Mae ("Fannie Mae") and mortgage participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac") (collectively, "Agency Securities");

     o previously issued asset-backed certificates, collateralized mortgage obligations or participation certificates (each, and collectively, "Mortgage Securities") evidencing interests in, or collateralized by, mortgage loans or Agency Securities; or

     o a combination of mortgage loans, unsecured home improvement loans, contracts, Agency Securities and/or Mortgage Securities.

     The mortgage loans will not be guaranteed or insured by Nomura Asset Acceptance Corporation or any of its affiliates. The mortgage loans will be guaranteed or insured by a governmental agency or instrumentality or other person only if and to the extent expressly provided in the prospectus supplement. The depositor will select each Asset to include in a trust fund from among those it has purchased, either directly or indirectly, from a prior holder (an "Asset Seller"), which may be an affiliate of the depositor and which prior holder may or may not be the originator of that mortgage loan.

     The Assets included in the trust fund for your series may be subject to various types of payment provisions:

     o "Level Payment Assets," which may provide for the payment of interest, and full repayment of principal, in level monthly payments with a fixed rate of interest computed on their declining principal balances;

     o "Adjustable Rate Assets," which may provide for periodic adjustments to their rates of interest to equal the sum of a fixed margin and an index;

     o "Buy Down Assets," which are Assets for which funds have been provided by someone other than the related borrowers to reduce the borrowers' monthly payments during the early period after origination of those Assets;

     o    "Increasing Payment Assets," as described below;

     o "Interest Reduction Assets," which provide for the one-time reduction of the interest rate payable on these Assets;

     o "GEM Assets," which provide for (1) monthly payments during the first year after origination that are at least sufficient to pay interest due on these Assets, and (2) an increase in those monthly payments in later years at a predetermined rate resulting in full repayment over a shorter term than the initial amortization terms of those Assets;

     o "GPM Assets," which allow for payments during a portion of their terms which are or may be less than the amount of interest due on their unpaid principal balances, and this unpaid interest will be added to the principal balances of those Assets and will be paid, together with interest on the unpaid interest, in later years;

     o "Step-up Rate Assets" which provide for interest rates that increase over time;

     o    "Balloon Payment Assets;"

     o "Convertible Assets" which are Adjustable Rate Assets subject to provisions pursuant to which, subject to limitations, the related borrowers may exercise an option to convert the adjustable interest rate to a fixed interest rate; and

     o "Bi-weekly Assets," which provide for payments to be made by borrowers on a bi-weekly basis.

     An "Increasing Payment Asset" is an Asset that provides for monthly payments that are fixed for an initial period to be specified in the prospectus supplement and which increase thereafter (at a predetermined rate expressed as a percentage of the monthly payment during the preceding payment period, subject to any caps on the amount of any single monthly payment increase) for a period to be specified in the prospectus supplement from the date of origination, after which the monthly payment is fixed at a level-payment amount so as to fully amortize the Asset over its remaining term to maturity. The scheduled monthly payment for an Increasing Payment Asset is the total amount required to be paid each month in accordance with its terms and equals the sum of (1) the borrower's monthly payments referred to in the preceding sentence and (2) payments made by the respective servicers pursuant to buy-down or subsidy agreements. The borrower's initial monthly payments for each Increasing Payment Asset are set at the level-payment amount that would apply to an otherwise identical Level Payment Asset having an interest rate some number of percentage points below the Asset Rate of that Increasing Payment Asset. The borrower's monthly payments on each Increasing Payment Asset, together with any payments made on the Increasing Payment Asset by the related servicers pursuant to buy-down or subsidy agreements, will in all cases be sufficient to allow payment of accrued interest on the Increasing Payment Asset at the related interest rate, without negative amortization. A borrower's monthly payments on an Increasing Payment Asset may, however, not be sufficient to result in any reduction of the principal balance of that Asset until after the period when those payments may be increased.

     The Notes or Certificates, as applicable, will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments from the assets of any other trust fund established by the depositor. The assets of a trust fund may consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the Assets, if specified in the prospectus supplement. MORTGAGE LOANS

     GENERAL

     Each mortgage loan will generally be secured by a lien on (1) a one- to four-family residential property (including a manufactured home) or a security interest in shares issued by a cooperative housing corporation (a "Single Family Property") or (2) a primarily residential property that consists of five or more residential dwelling units, referred to as a multifamily property, which may include limited retail, office or other commercial space ("Multi Family Property" and together with Single Family Property, "Mortgaged Properties"). The mortgage loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on Mortgaged Property.

     The Mortgaged Properties may also include:

     o Apartment buildings owned by cooperative housing corporations ("Cooperatives"); and

     o Leasehold interests in properties, the title to which is held by third party lessors. The term of these leaseholds will exceed the term of the related mortgage note by at least five years or some other time period specified in the prospectus supplement.

     The principal balance of mortgage loans secured by Mortgaged Property consisting of Multi Family Property or apartment buildings owned by Cooperatives shall not exceed 5% of the principal balance of all mortgage loans conveyed to the trust fund.

     The mortgage loans may include:

     o Closed-end and/or revolving home equity loans or balances of these home equity loans ("Home Equity Loans");

     o Secured home improvement installment sales contracts and secured installment loan agreements, known as home improvement contracts; and

     o Mortgage loans evidenced by contracts ("Land Sale Contracts") for the sale of properties pursuant to which the borrower promises to pay the amount due on the mortgage loans to the holder of the Land Sale Contract with fee title to the related property held by that holder until the borrower has made all of the payments required pursuant to that Land Sale Contract, at which time fee title is conveyed to the borrower.

     The originator of each mortgage loan will have been a person other than the depositor. The prospectus supplement will indicate if any originator is an affiliate of the depositor. The mortgage loans will be evidenced by mortgage notes secured by mortgages, deeds of trust or other security instruments (the "Mortgages") creating a lien on the Mortgaged Properties. The Mortgaged Properties will be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States. If provided in the prospectus supplement, the mortgage loans may include loans insured by the Federal Housing Administration (the "FHA") or partially guaranteed by the Veteran's Administration (the "VA"). See "--FHA Loans and VA Loans" below. LOAN-TO-VALUE RATIO

     The "Loan-to-Value Ratio" of a mortgage loan at any particular time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than for Refinance Loans, is generally the lesser of
(a) the appraised value determined in an appraisal obtained by the originator at origination of that loan and (b) the sales price for that property. "Refinance Loans" are loans made to refinance existing loans. Unless otherwise specified in the prospectus supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value of the Mortgaged Property determined in an appraisal obtained at the time of origination of the Refinance Loan. The value of a Mortgaged Property as of the date of initial issuance of the related series may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

     MORTGAGE LOAN INFORMATION IN THE PROSPECTUS SUPPLEMENTS

     Your prospectus supplement will contain information, as of the dates specified in that prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to the mortgage loans, including:

     o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans as of, unless otherwise specified in that prospectus supplement, the close of business on the first day of the month of formation of the related trust fund (the "Cut-off Date");

     o    the type of property securing the mortgage loans;

     o the weighted average (by principal balance) of the original and remaining terms to maturity of the mortgage loans;

     o    the range of maturity dates of the mortgage loans;

     o the range of the Loan-to-Value Ratios at origination of the mortgage loans;

     o the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o the state or states in which most of the Mortgaged Properties are located;

     o information regarding the prepayment provisions, if any, of the mortgage loans;

     o for mortgage loans with adjustable mortgage rates ("ARM Loans"), the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum mortgage rate or monthly payment variation at the time of any adjustment of and over the life of the ARM Loan;

     o information regarding the payment characteristics of the mortgage loans, including balloon payment and other amortization provisions;

     o the number of mortgage loans that are delinquent and the number of days or ranges of the number of days those mortgage loans are delinquent; and

     o    the material underwriting standards used for the mortgage loans.

     If specific information respecting the mortgage loans is unknown to the depositor at the time the Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance of that Security and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") within fifteen days after that initial issuance. The characteristics of the mortgage loans included in a trust fund will not vary by more than five percent (by total principal balance as of the Cut-off Date) from the characteristics of the mortgage loans that are described in the prospectus supplement.

     The prospectus supplement will specify whether the mortgage loans include
(1) Home Equity Loans, which may be secured by Mortgages that are junior to other liens on the related Mortgaged Property and/or (2) home improvement contracts originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property. The home improvements purchased with the home improvement contracts typically include replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods, solar heating panels, patios, decks, room additions and garages. The prospectus supplement will specify whether the home improvement contracts are FHA loans and, if so, the limitations on any FHA insurance. In addition, the prospectus supplement will specify whether the mortgage loans contain some mortgage loans evidenced by Land Sale Contracts.

     PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     All of the mortgage loans will provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at some other interval as is specified in the prospectus supplement or for payments in another manner described in the prospectus supplement. Each mortgage loan may provide for no accrual of interest or for accrual of interest on the mortgage loan at a mortgage rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate or a different adjustable mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified in the related mortgage note, in each case as described in the prospectus supplement. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of particular events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the prospectus supplement. Each mortgage loan may contain prohibitions on prepayment (a "Lockout Period" and, the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the prospectus supplement. If the holders of any class or classes of Offered Notes or Offered Certificates, as applicable, are entitled to all or a portion of any Prepayment Premiums collected from the mortgage loans, the prospectus supplement will specify the method or methods by which any of these amounts will be allocated. See "--Assets" above.

     REVOLVING CREDIT LINE LOANS

     As more fully described in the prospectus supplement, the mortgage loans may consist, in whole or in part, of revolving Home Equity Loans or balances of these Home Equity Loans ("Revolving Credit Line Loans"). Interest on each Revolving Credit Line Loan, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of that loan. From time to time before the expiration of the related draw period specified in a Revolving Credit Line Loan, principal amounts on that Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the prospectus supplement) or repaid. If specified in the prospectus supplement, new draws by borrowers under the Revolving Credit Line Loans will automatically become part of the trust fund described in the prospectus supplement. As a result, the total balance of the Revolving Credit Line Loans will fluctuate from day to day as new draws by borrowers are added to the trust fund and principal payments are applied to those balances and those amounts will usually differ each day, as more specifically described in the prospectus supplement. Under some circumstances, under a Revolving Credit Line Loan, a borrower may, during the related draw period, choose an interest only payment option, during which the borrower is obligated to pay only the amount of interest that accrues on the loan during the billing cycle, and may also elect to pay all or a portion of the principal. An interest only payment option may terminate at the end of the related draw period, after which the borrower must begin paying at least a minimum monthly portion of the average outstanding principal balance of the loan.

     UNSECURED HOME IMPROVEMENT LOANS

     The unsecured home improvement loans may consist of conventional unsecured home improvement loans, unsecured installment loans and unsecured home improvement loans that are FHA loans. Except as otherwise described in the prospectus supplement, the unsecured home improvement loans will be fully amortizing and will bear interest at a fixed or variable annual percentage rate.

     UNSECURED HOME IMPROVEMENT LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the dates specified in the prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to any unsecured home improvement loans, including:

     o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the unsecured home improvement loans as of the applicable cut-off date;

     o the weighted average, by principal balance, of the original and remaining terms to maturity of the unsecured home improvement loans;

     o the earliest and latest origination date and maturity date of the unsecured home improvements loans;

     o the interest rates or range of interest rates and the weighted average interest rates borne by the unsecured home improvement loans;

     o the state or states in which most of the unsecured home improvement loans were originated.

     o information regarding the prepayment provisions, if any, of the unsecured home improvement loans;

     o with respect to the unsecured home improvement loans with adjustable interest rates, called ARM unsecured home improvement loans, the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum interest rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM unsecured home improvement loan;

     o information regarding the payment characteristics of the unsecured home improvement loans;

     o the number of unsecured home improvement loans that are delinquent and the number of days or ranges of the number of days that unsecured home improvement loans are delinquent; and

     o the material underwriting standards used for the unsecured home improvement loans.

     If specific information respecting the unsecured home improvement loans is unknown to the depositor at the time Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days after the related initial issuance. The characteristics of the unsecured home improvement loans included in a trust fund will not vary by more than five percent, by total principal balance as of the cut-off date, from the characteristics thereof that are described in the prospectus supplement.

CONTRACTS

     GENERAL

     To the extent provided in the prospectus supplement, each contract will be secured by a security interest in a new or used manufactured home, called a Manufactured Home. The contracts may include contracts that are FHA loans. The method of computing the Loan-to-Value Ratio of a contract will be described in the prospectus supplement.

     CONTRACT INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement relating to a trust fund whose assets include a substantial proportion of contracts will contain certain information, as of the dates specified in that prospectus supplement and to the extent then applicable and specifically known to the depositor, with respect to any contracts, including:

     o the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the contracts as of the applicable cut-off date;

     o whether the manufactured homes were new or used as of the origination of the related contracts;

     o the weighted average, by principal balance, of the original and remaining terms to maturity of the contracts;

     o    the range of maturity dates of the contracts;

     o    the range of the Loan-to-Value Ratios at origination of the contracts;

     o the annual percentage rate on each contract, called a contract rate, or range of contract rates and the weighted average contract rate borne by the contracts;

     o the state or states in which most of the manufactured homes are located at origination;

     o information regarding the prepayment provisions, if any, of the contracts;

     o for contracts with adjustable contract rates, referred to as ARM contracts, the index, the frequency of the adjustment dates, and the maximum contract rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM contract;

     o the number of contracts that are delinquent and the number of days or ranges of the number of days those contracts are delinquent;

     o    information regarding the payment characteristics of the contracts;
          and

     o    the material underwriting standards used for the contracts.

     If specific information respecting the contracts is unknown to the depositor at the time the Notes or Certificates, as applicable, are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report that will be available to purchasers of the related Notes or Certificates, as applicable, at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within fifteen days after the related initial issuance. The characteristics of the contracts included in a trust fund will not vary by more than five percent (by total principal balance as of the cut-off date) from the characteristics thereof that are described in the prospectus supplement.

     The information described above regarding the contracts in a trust fund may be presented in the prospectus supplement in combination with similar information regarding the mortgage loans in the trust fund.

     PAYMENT PROVISIONS OF THE CONTRACTS

     All of the contracts will provide for payments of principal, interest or both, on due dates that occur monthly or at some other interval as is specified in the prospectus supplement or for payments in another manner described in the prospectus supplement. Each contract may provide for no accrual of interest or for accrual of interest thereon at a contract rate that is fixed over its term or that adjusts from time to time, or as otherwise specified in the prospectus supplement. Each contract may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the contract rate as otherwise described in the prospectus supplement.

AGENCY SECURITIES

     The Agency Securities will consist of any combination of Ginnie Mae certificates, Fannie Mae certificates and Freddie Mac certificates, which may include Stripped Agency Securities, as described below.

     GINNIE MAE

     Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Section 306(g) of Title III of the Housing Act authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of FHA loans, VA loans or by pools of other eligible residential loans.

     Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty under this subsection." To meet its obligations under that guaranty, Ginnie Mae is authorized, under Section 306(d) of the National Housing Act of 1934 (the "Housing Act"), to borrow from the United States Treasury with no limitations as to amount, to perform its obligations under its guarantee.

     GINNIE MAE CERTIFICATES

     Each Ginnie Mae certificate will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by an issuer approved by Ginnie Mae or Fannie Mae as a seller- servicer of FHA loans or VA loans, except as described below regarding Stripped Agency Securities (as defined below). The loans underlying Ginnie Mae certificates may consist of FHA loans, VA loans and other loans eligible for inclusion in loan pools underlying Ginnie Mae certificates. Ginnie Mae certificates may be issued under either or both of the Ginnie Mae I program and the Ginnie Mae II program, as described in the prospectus supplement. If the trust fund includes Ginnie Mae certificates, your prospectus supplement will include any material additional information regarding the Ginnie Mae guaranty program, the characteristics of the pool underlying those Ginnie Mae certificates, the servicing of the related pool, the payment of principal and interest on Ginnie Mae certificates and other relevant matters regarding the Ginnie Mae certificates.

     Except as otherwise specified in the prospectus supplement or as described below with respect to Stripped Agency Securities, each Ginnie Mae certificate will provide for the payment, by or on behalf of the issuer, to the registered holder of that Ginnie Mae certificate of monthly payments of principal and interest equal to the holder's proportionate interest in the total amount of the monthly principal and interest payments on each related FHA loan or VA loan, minus servicing and guaranty fees totaling the excess of the interest on that FHA loan or VA loan over the Ginnie Mae certificates' interest rate. In addition, each payment to a holder of a Ginnie Mae certificate will include proportionate pass-through payments to that holder of any prepayments of principal of the FHA loans or VA loans underlying the Ginnie Mae certificate and the holder's proportionate interest in the remaining principal balance in the event of a foreclosure or other disposition of any related FHA loan or VA loan.

     The Ginnie Mae certificates do not constitute a liability of, or evidence any recourse against, the issuer of the Ginnie Mae certificates, the depositor or any affiliates of the depositor, and the only recourse of a registered holder (for example, the trustee) is to enforce the guaranty of Ginnie Mae.

     Ginnie Mae will have approved the issuance of each of the Ginnie Mae certificates included in a trust fund in accordance with a guaranty agreement or contract between Ginnie Mae and the issuer of the Ginnie Mae certificates. Pursuant to that agreement, that issuer, in its capacity as servicer, is required to perform customary functions of a servicer of FHA loans and VA loans, including collecting payments from borrowers and remitting those collections to the registered holder, maintaining escrow and impoundment accounts of borrowers for payments of taxes, insurance and other items required to be paid by the borrower, maintaining primary hazard insurance, and advancing from its own funds to make timely payments of all amounts due on the Ginnie Mae certificate, even if the payments received by that issuer on the loans backing the Ginnie Mae certificate are less than the amounts due. If the issuer is unable to make payments on a Ginnie Mae certificate as they become due, it must promptly notify Ginnie Mae and request Ginnie Mae to make that payment. Upon that notification and request, Ginnie Mae will make those payments directly to the registered holder of the Ginnie Mae certificate. In the event no payment is made by the issuer and the issuer fails to notify and request Ginnie Mae to make that payment, the registered holder of the Ginnie Mae certificate has recourse against only Ginnie Mae to obtain that payment. The trustee or its nominee, as registered holder of the Ginnie Mae certificates included in a trust fund, is entitled to proceed directly against Ginnie Mae under the terms of the guaranty agreement or contract relating to the Ginnie Mae certificates for any amounts that are unpaid when due under each Ginnie Mae certificate.

     The Ginnie Mae certificates included in a trust fund may have other characteristics and terms, different from those described above so long as the Ginnie Mae certificates and underlying residential loans meet the criteria of the rating agency or agencies. The Ginnie Mae certificates and underlying residential loans will be described in the prospectus supplement.

     FANNIE MAE

     Fannie Mae is a federally chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, as amended (the "Charter Act"). Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder- owned and privately managed corporation by legislation enacted in 1968.

     Fannie Mae provides funds to the mortgage market by purchasing mortgage loans from lenders. Fannie Mae acquires funds to purchase loans from many capital market investors, thus expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas. In addition, Fannie Mae issues mortgage-backed securities primarily in exchange for pools of mortgage loans from lenders. Fannie Mae receives fees for its guaranty of timely payment of principal and interest on its mortgage-backed securities.

     FANNIE MAE CERTIFICATES

     Fannie Mae certificates are Guaranteed Mortgage Pass-Through Certificates typically issued pursuant to a prospectus that is periodically revised by Fannie Mae. Fannie Mae certificates represent fractional undivided interests in a pool of mortgage loans formed by Fannie Mae. Each mortgage loan must meet the applicable standards of the Fannie Mae purchase program. Mortgage loans comprising a pool are either provided by Fannie Mae from its own portfolio or purchased pursuant to the criteria of the Fannie Mae purchase program. Mortgage loans underlying Fannie Mae certificates included in a trust fund will consist of conventional mortgage loans, FHA loans or VA loans. If the trust fund includes Fannie Mae certificates, your prospectus supplement will include any material additional information regarding the Fannie Mae program, the characteristics of the pool underlying the Fannie Mae certificates, the servicing of the related pool, payment of principal and interest on the Fannie Mae certificates and other relevant matters about the Fannie Mae certificates.

     Except as described below with respect to Stripped Agency Securities, Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing that holder's proportionate share of scheduled principal and interest at the applicable interest rate provided for by that Fannie Mae certificate on the underlying mortgage loans, whether or not received, and that holder's proportionate share of the full principal amount of any prepayment or foreclosed or other finally liquidated mortgage loan, whether or not the related principal amount is actually recovered.

     The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States. If Fannie Mae were unable to satisfy those obligations, distributions to the holders of Fannie Mae certificates would consist solely of payments and other recoveries on the underlying loans and, accordingly, monthly distributions to the holders of Fannie Mae certificates would be affected by delinquent payments and defaults on those loans.

     Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985 (other than Fannie Mae certificates backed by pools containing graduated payment mortgage loans or multifamily loans) are available in book-entry form only. For a Fannie Mae certificate issued in book-entry form, distributions on the Fannie Mae certificate will be made by wire, and for a fully registered Fannie Mae certificate, distributions will be made by check.

     The Fannie Mae certificates included in a trust fund may have other characteristics and terms, different from those described above, as long as the Fannie Mae certificates and underlying mortgage loans meet the criteria of the rating agency or agencies rating the Certificates. The Fannie Mae certificates and underlying mortgage loans will be described in the prospectus supplement.

     FREDDIE MAC

     Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional residential mortgage loans or participation interests in those mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac certificates. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans and participation interests in mortgage loans which it deems to be of the quality, type and class as to meet generally the purchase standards imposed by private institutional mortgage investors.

     FREDDIE MAC CERTIFICATES

     Each Freddie Mac certificate represents an undivided interest in a pool of residential loans that may consist of first lien conventional residential loans, FHA loans or VA loans (the "Freddie Mac Certificate Group"). Each of these mortgage loans must meet the applicable standards set forth in the Freddie Mac Act. A Freddie Mac Certificate Group may include whole loans, participation interests in whole loans and undivided interests in whole loans and/or participations comprising another Freddie Mac Certificate Group. If the trust fund includes Freddie Mac certificates, your prospectus supplement will include any material additional information regarding the Freddie Mac guaranty program, the characteristics of the pool underlying that Freddie Mac certificate, the servicing of the related pool, payment of principal and interest on the Freddie Mac certificate and any other relevant matters about the Freddie Mac certificates.

     Except as described below with respect to Stripped Agency Securities, Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest on the underlying mortgage loans to the extent of the applicable interest rate on the registered holder's pro rata share of the unpaid principal balance outstanding on the underlying mortgage loans in the Freddie Mac Certificate Group represented by that Freddie Mac certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate collection by that holder of all principal on the underlying mortgage loans, without any offset or deduction, to the extent of that holder's pro rata share of the principal, but does not, except if and to the extent specified in the prospectus supplement, guarantee the timely payment of scheduled principal. Pursuant to its guarantees, Freddie Mac also guarantees ultimate collection of scheduled principal payments, prepayments of principal and the remaining principal balance in the event of a foreclosure or other disposition of a mortgage loan. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following the latest of

          (1) foreclosure sale;

          (2) payment of the claim by any mortgage insurer; and

          (3) the expiration of any right of redemption, but in any event no later than one year after demand has been made upon the borrower for accelerated payment of principal.

     In taking actions regarding the collection of principal after default on the mortgage loans underlying Freddie Mac certificates, including the timing of demand for acceleration, Freddie Mac reserves the right to exercise its servicing judgment for the mortgage loans in the same manner as for mortgage loans that it has purchased but not sold. The length of time necessary for Freddie Mac to determine that a mortgage loan should be accelerated varies with the particular circumstances of each borrower, and Freddie Mac has not adopted servicing standards that require that the demand be made within any specified period.

     Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by, nor entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy those obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on those mortgage loans.

     The Freddie Mac certificates included in a trust fund may have other characteristics and terms, different from those described above, so long as the Freddie Mac certificates and underlying mortgage loans meet the criteria of the rating agency or agencies rating the Notes or Certificates, as applicable. The Freddie Mac certificates and underlying mortgage loans will be described in the prospectus supplement.

     STRIPPED AGENCY SECURITIES

     The Ginnie Mae certificates, Fannie Mae certificates or Freddie Mac certificates may be issued in the form of certificates ("Stripped Agency Securities") that represent an undivided interest in all or part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions), or in some specified portion of the principal or interest distributions (but not all of those distributions), on an underlying pool of mortgage loans or other Ginnie Mae certificates, Fannie Mae certificates or Freddie Mac certificates. Ginnie Mae, Fannie Mae or Freddie Mac, as applicable, will guarantee each Stripped Agency Security to the same extent as that entity guarantees the underlying securities backing the Stripped Agency Securities or to the extent described above for a Stripped Agency Security backed by a pool of mortgage loans, unless otherwise specified in the prospectus supplement. If the trust fund includes Stripped Agency Securities, your prospectus supplement will include any material additional information regarding the characteristics of the assets underlying the Stripped Agency Securities, the payments of principal and interest on the Stripped Agency Securities and other relevant matters about the Stripped Agency Securities.

MORTGAGE SECURITIES

     The Mortgage Securities will represent beneficial interests in loans of the type that would otherwise be eligible to be mortgage loans, unsecured home improvement loans, contract or Agency Securities, or collateralized obligations secured by mortgage loans, unsecured home improvement loans, contract or Agency Securities. The Mortgage Securities will have been

          (1) issued by an entity other than the depositor or its affiliates;

          (2) acquired in bona fide secondary market transactions from persons other than the issuer of the Mortgage Securities or its affiliates; and

          (3) (a) offered and distributed to the public pursuant to an effective registration statement or (b) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of those securities at the time of sale (nor an affiliate of the issuer at any time during the preceding three months); provided a period of two years elapsed since the later of the date the securities were acquired from the issuer.

     Although individual Underlying Loans may be insured or guaranteed by the United States or an agency or instrumentality of the United States, they need not be, and Mortgage Securities themselves will not be so insured or guaranteed. Except as otherwise set forth in the prospectus supplement, Mortgage Securities will generally be similar to Notes or Certificates, as applicable, offered under this prospectus.

     The prospectus supplement for the Notes or Certificates, as applicable, of each series evidencing interests in a trust fund including Mortgage Securities will include a description of the Mortgage Securities and any related credit enhancement, and the related mortgage loans, unsecured home improvement loans, contracts, or Agency Securities will be described together with any other mortgage loans or Agency Securities included in the trust fund of that series. As used in this prospectus, the terms "mortgage loans," unsecured home improvement loans, contracts, include the mortgage loans, unsecured home improvement loans, contracts, as applicable, underlying the Mortgage Securities in your trust fund. References in this prospectus to advances to be made and other actions to be taken by the master servicer in connection with the Assets may include any advances made and other actions taken pursuant to the terms of the applicable Mortgage Securities.


FHA LOANS AND VA LOANS

     FHA loans will be insured by the FHA as authorized under the Housing Act, and the United States Housing Act of 1937, as amended. One- to four-family FHA loans will be insured under various FHA programs including the standard FHA 203-b programs to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. The FHA loans generally require a minimum down payment of approximately 5% of the original principal amount of the FHA loan. No FHA loan may have an interest rate or original principal balance exceeding the applicable FHA limits at the time of origination of that FHA loan.

     Mortgage loans, unsecured home improvement loans, contracts, that are FHA loans are insured by the FHA (as described in the prospectus supplement, up to an amount equal to 90% of the sum of the unpaid principal of the FHA loan, a portion of the unpaid interest and other liquidation costs) pursuant to Title I of the Housing Act.

     There are two primary FHA insurance programs that are available for multifamily loans. Sections 221(d)(3) and (d)(4) of the Housing Act allow HUD to insure multifamily loans that are secured by newly constructed and substantially rehabilitated multifamily rental projects. Section 244 of the Housing Act provides for co-insurance of those loans made under Sections 221(d)(3) and
(d)(4) by HUD/FHA and a HUD-approved co-insurer. Generally the term of this type of multifamily loan may be up to 40 years and the ratio of the loan amount to property replacement cost can be up to 90%.

     Section 223(f) of the Housing Act allows HUD to insure multifamily loans made for the purchase or refinancing of existing apartment projects that are at least three years old. Section 244 also provides for co-insurance of mortgage loans made under Section 223(f). Under Section 223(f), the loan proceeds cannot be used for substantial rehabilitation work, but repairs may be made for up to, in general, the greater of 15% of the value of the project and a dollar amount per apartment unit established from time to time by HUD. In general the loan term may not exceed 35 years and a loan-to-value ratio refinancing of a project.

     VA loans will be partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended (the "Servicemen's Readjustment Act"). The Servicemen's Readjustment Act permits a veteran (or in some instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchasers and permits the guarantee of mortgage loans of up to 30 years' duration. However, no VA loan will have an original principal amount greater than five times the partial VA guarantee for that VA loan. The maximum guarantee that may be issued by the VA under this program will be set forth in the prospectus supplement.

PRE-FUNDING ACCOUNTS

     To the extent provided in a prospectus supplement, a portion of the proceeds of the issuance of Notes or Certificates, as applicable, may be deposited into an account maintained with the trustee (a "Pre-Funding Account"). In that case, the depositor will be obligated to sell at a predetermined price--and the trust fund for the related series of Notes or Certificates, as applicable, will be obligated to purchase--additional Assets (the "Subsequent Assets") from time to time, and as frequently as daily, within the period (not to exceed three months) specified in the prospectus supplement (the "Pre-Funding Period") after the issuance of the Notes or Certificates, as applicable, having a total principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the "Pre- Funded Amount") for that series on the date of its issuance. The Pre-Funded Amount for a series will be specified in the prospectus supplement, and will not in any case exceed 50% of the total initial Security Balance of the related Notes or Certificates, as applicable. Any Subsequent Assets will be required to satisfy specific eligibility criteria more fully set forth in the prospectus supplement, which criteria will be consistent with the eligibility criteria of the Assets initially included in the trust fund, subject to those exceptions that are expressly stated in the prospectus supplement. In addition, specific conditions must be satisfied before the Subsequent Assets are transferred into the trust fund, for example, the delivery to the rating agencies and to the trustee of any required opinions of counsel. See "ERISA Considerations--Pre-Funding Accounts" for additional information regarding Pre-Funding Accounts.

     Except as set forth in the following sentence, the Pre-Funded Amount will be used only to purchase Subsequent Assets. Any portion of the Pre-Funded Amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to prepay one or more classes of Notes or Certificates, as applicable, in the amounts and in the manner specified in the prospectus supplement. In addition, if specified in the prospectus supplement, the depositor may be required to deposit cash into an account maintained by the trustee (the "Capitalized Interest Account") for the purpose of assuring the availability of funds to pay interest on the Notes or Certificates, as applicable, during the Pre-Funding Period. Any amount remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be remitted as specified in the prospectus supplement.

     Amounts deposited in the Pre-Funding and Capitalized Interest Accounts will be permitted to be invested, pending application, only in eligible investments authorized by each applicable rating agency.

ACCOUNTS

     Each trust fund will include one or more accounts, established and maintained on behalf of the securityholders into which the person or persons designated in the prospectus supplement will, to the extent described in this prospectus and in the prospectus supplement deposit all payments and collections received or advanced with respect to the Assets and other assets in the trust fund. This type of account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in some short-term, investment grade obligations, in each case as described in the prospectus supplement. See "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements--Collection Account and Related Accounts."

CREDIT SUPPORT

     If so provided in the prospectus supplement, partial or full protection against some defaults and losses on the Assets in the related trust fund may be provided to one or more classes of Notes or Certificates, as applicable, in the related series in the form of subordination of one or more other classes of Notes or Certificates, as applicable, in that series or by one or more other types of credit support, for example, a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination of these (any of these types of coverage for the Notes or Certificates, as applicable, of any series, is referred to generally as "credit support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information for each type of credit support, if any, will be described in the prospectus supplement for a series of Notes or Certificates, as applicable. See "Description of Credit Support."

CASH FLOW AGREEMENTS

     If so provided in the prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The trust fund may also include other agreements, for example, interest rate swap agreements, interest rate cap or floor agreements, currency swap agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Assets or on one or more classes of Notes or Certificates, as applicable. (Currency swap agreements might be included in the trust fund if some or all of the Assets were denominated in a non-United States currency.) The principal terms of any related guaranteed investment contract or other agreement (any of these types of agreement, a "Cash Flow Agreement"), including provisions relating to the timing, manner and amount of payments under these documents and provisions relating to the termination of these documents, will be described in the prospectus supplement for the related series. In addition, the prospectus supplement will provide information with respect to the borrower under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the Notes or Certificates, as applicable, will be applied by the depositor to the purchase of Assets, or the repayment of the financing incurred in that purchase, and to pay for some of the expenses incurred in connection with that purchase of Assets and sale of Notes or Certificates, as applicable. The depositor expects to sell the Notes or Certificates, as applicable, from time to time, but the timing and amount of offerings of Notes or Certificates, as applicable, will depend on a number of factors, including the volume of Assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any Offered Security will depend on the price paid by the securityholder, the interest Rate of the Security, the receipt and timing of receipt of distributions on the Security and the weighted average life of the Assets in the related trust fund (which may be affected by prepayments, defaults, liquidations or repurchases).

INTEREST RATE

     Notes or Certificates, as applicable, of any class within a series may have fixed, variable or adjustable Interest Rates, which may or may not be based upon the interest rates borne by the Assets in the related trust fund. The prospectus supplement for any series will specify the Interest Rate for each class of Notes or Certificates, as applicable, or, in the case of a variable or adjustable Interest Rate, the method of determining the Interest Rate; the effect, if any, of the prepayment of any Asset on the Interest Rate of one or more classes of Notes or Certificates, as applicable; and whether the distributions of interest on the Notes or Certificates, as applicable, of any class will be dependent, in whole or in part, on the performance of any borrower under a Cash Flow Agreement.

     If specified in the prospectus supplement, the effective yield to maturity to each holder of Notes or Certificates, as applicable, entitled to payments of interest will be below that otherwise produced by the applicable Interest Rate and purchase price of that Security because, while interest may accrue on each Asset during a period (each, an "Accrual Period"), the distribution of that interest will be made on a day that may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the Notes or Certificates, as applicable, entitled to distributions of interest (or addition to the Security Balance of a class of Accrual Securities) will be made by or on behalf of the trustee each month on the date specified in the related prospectus supplement (each date, a "Distribution Date"), and will include interest accrued during the Accrual Period for that Distribution Date. As indicated above under "--Interest Rate," if the Accrual Period ends on a date other than the day before a Distribution Date for the related series, the yield realized by the holders of those Notes or Certificates, as applicable, may be lower than the yield that would result if the Accrual Period ended on the day before the Distribution Date.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the Notes or Certificates, as applicable, will be affected by the rate of principal payments on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), including principal prepayments resulting from both voluntary prepayments by the borrowers and involuntary liquidations. The rate at which principal prepayments occur will be affected by a variety of factors, including the terms of the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors.

     In general, however, if prevailing interest rates fall significantly below the interest rates on the Assets in a particular trust fund (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), those assets are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by those assets. However, you should note that some Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) may consist of loans with different interest rates. The rate of principal payment on Mortgage Securities will also be affected by the allocation of principal payments on the underlying assets among the Mortgage Securities or Agency Securities and other Mortgage Securities or Agency Securities of the same series. The rate of principal payments on the Assets in the related trust fund (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) is likely to be affected by the existence of any Lock-out Periods and Prepayment Premium provisions of the mortgage loans underlying or comprising those Assets, and by the extent to which the servicer of any of these mortgage loans is able to enforce these provisions. Mortgage loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without those provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

     Because of the depreciating nature of manufactured housing, which limits the possibilities for refinancing, and because the terms and principal amounts of manufactured housing contracts are generally shorter and smaller than the terms and principal amounts of mortgage loans secured by site-built homes, changes in interest rates have a correspondingly small effect on the amount of the monthly payments on mortgage loans secured by site-built homes. Consequently, changes in interest rates may play a smaller role in prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgage on site-built homes. Conversely, local economic conditions and some of the other factors mentioned above may play a larger role in the prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes.

     If the purchaser of a Security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities), the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, the effect on yield on one or more classes of the Notes or Certificates, as applicable, of that series of prepayments of the Assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to those classes.

     When a full prepayment is made on a mortgage loan or a contract, the borrower is charged interest on the principal amount of the mortgage loan or a contract so prepaid for the number of days in the month actually elapsed up to the date of the prepayment or some other period specified in the prospectus supplement. Generally, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Notes or Certificates, as applicable, entitled to payments of interest because interest on the principal amount of any mortgage loan or a contract so prepaid will be paid only to the date of prepayment rather than for a full month. A partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan or a contract as of its due date in the month in which the partial prepayment is received or some other date as is specified in the prospectus supplement.

     The timing of changes in the rate of principal payments on the Assets (or, in the case of Mortgage Securities and Agency Securities, the underlying assets related to the Mortgage Securities and Agency Securities) may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans and distributed on a Security, the greater the effect on that investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a particular period may not be offset by a similar decrease (or increase) in the rate of principal payments at a later time.

     The securityholder will bear the risk of not being able to reinvest principal received from a Security at a yield at least equal to the yield on that Security.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the Assets included in or comprising a trust fund and the rate at which payments are made from any credit support or Cash Flow Agreement for the related series of Notes or Certificates, as applicable, may affect the ultimate maturity and the weighted average life of each class of that series. Prepayments on the mortgage loans or contracts comprising or underlying the Assets in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Notes or Certificates, as applicable, of the related series.

     If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, one or more classes of Notes or Certificates, as applicable, may have a final scheduled Distribution Date, which is the date on or before which the Security Balance of the class of Notes or Certificates, as applicable, is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series. Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of a class of Notes or Certificates, as applicable, of a series will be influenced by the rate at which principal on the Assets is paid to that class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

     In addition, the weighted average life of the Notes or Certificates, as applicable, may be affected by the varying maturities of the Assets in a trust fund. If any Assets in a particular trust fund have actual terms to maturity less than those assumed in calculating final scheduled Distribution Dates for the classes of Notes or Certificates, as applicable, of the related series, one or more classes of these Notes or Certificates, as applicable, may be fully paid before their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Assets will, to some extent, be a function of the mix of mortgage rates or contract rates and maturities of the mortgage loans or contracts comprising or underlying those Assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of those loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Starting in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans or contracts underlying or comprising the Assets.

     The prospectus supplement for each series of Notes or Certificates, as applicable, may contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Notes or Offered Certificates, as applicable, of that series and the percentage of the initial Security Balance of each class that would be outstanding on specified Distribution Dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans comprising or underlying the related Assets are made at rates corresponding to various percentages of CPR, SPA or some other standard specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Notes or Certificates, as applicable, to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Notes or Certificates, as applicable. It is unlikely that prepayment of any mortgage loans or contracts comprising or underlying the Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the prospectus supplement.


OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

     TYPE OF ASSET

     If specified in the prospectus supplement, a number of mortgage loans may have balloon payments due at maturity (which, based on the amortization schedule of those mortgage loans, may be a substantial amount), and because the ability of a borrower to make a balloon payment typically will depend on its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Balloon Payment Assets may default at maturity. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including real estate values, the borrower's financial situation, prevailing mortgage loan interest rates, the borrower's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Neither the depositor, the servicer, the master servicer, nor any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the Mortgaged Property except to the extent provided in the prospectus supplement. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. To minimize losses on defaulted mortgage loans, the servicer may modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the Notes or Certificates, as applicable, and may thus lengthen the period of time elapsed from the date of issuance of a Security until it is retired.

     For some mortgage loans, including ARM Loans, the mortgage rate at origination may be below the rate that would result if the index and margin relating to the mortgage loan were applied at origination. For some contracts, the contract rate may be stepped up during its terms or may otherwise vary or be adjusted. Under the applicable underwriting standards, the borrower under each mortgage loan or contract generally will be qualified on the basis of the mortgage rate or contract rate or contract rate in effect at origination. The repayment of any of these mortgage loans or contracts may therefore be dependent on the ability of the borrower to make larger level monthly payments following the adjustment of the mortgage rate or contract rate. In addition, some mortgage loans may be subject to temporary buydown plans ("Buydown Mortgage Loans") pursuant to which the monthly payments made by the borrower during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan (the "Buydown Period"). The periodic increase in the amount paid by the borrower of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the borrower, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default for the related mortgage loan.

     The mortgage rates on some ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial mortgage rates are generally lower than the sum of the applicable index at origination and the related margin over that index at which interest accrues), the amount of interest accruing on the principal balance of those mortgage loans may exceed the amount of the minimum scheduled monthly payment on the mortgage loans. As a result, a portion of the accrued interest on negatively amortizing mortgage loans may be added to the principal balance of those mortgage loans and will bear interest at the applicable mortgage rate. The addition of any deferred interest to the principal balance of any related class or classes of Notes or Certificates, as applicable, will lengthen the weighted average life of those Notes or Certificates, as applicable, and may adversely affect yield to holders of those Notes or Certificates, as applicable, depending on the price at which those Notes or Certificates, as applicable, were purchased. In addition, for some ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on this type of mortgage loan would exceed the amount of scheduled principal and accrued interest on the principal balance of that mortgage loan, and since that excess will be applied to reduce the principal balance of the related class or classes of Notes or Certificates, as applicable, the weighted average life of those Notes or Certificates, as applicable, will be reduced and may adversely affect yield to holders of those Notes or Certificates, as applicable, depending on the price at which those Notes or Certificates, as applicable, were purchased.

     As may be described in the prospectus supplement, the related Agreement may provide that all or a portion of the principal collected on or with respect to the related mortgage loans may be applied by the related trustee to the acquisition of additional Revolving Credit Line Loans during a specified period (rather than used to fund payments of principal to securityholders during that period) with the result that the related Notes or Certificates, as applicable, possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any of these interest-only or revolving periods may, upon the occurrence of particular events to be described in the prospectus supplement, terminate before the end of the specified period and result in the earlier than expected amortization of the related Notes or Certificates, as applicable.

     In addition, and as may be described in the prospectus supplement, the related Agreement may provide that all or some of this collected principal may be retained by the trustee (and held in specific temporary investments, including mortgage loans) for a specified period before being used to fund payments of principal to securityholders.

     The result of the retention and temporary investment by the trustee of this principal would be to slow the amortization rate of the related Notes or Certificates, as applicable, relative to the amortization rate of the related mortgage loans, or to attempt to match the amortization rate of the related Notes or Certificates, as applicable, to an amortization schedule established at the time the Notes or Certificates, as applicable, are issued. Any similar feature applicable to any Notes or Certificates, as applicable, may end on the occurrence of events to be described in the prospectus supplement, resulting in the current funding of principal payments to the related securityholders and an acceleration of the amortization of these Notes or Certificates, as applicable.

     TERMINATION

     If specified in the prospectus supplement, a series of Notes or Certificates, as applicable, may be subject to optional early termination through the repurchase of the Assets in the related trust fund by the party specified in the prospectus supplement, on any date on which the total Security Balance of the Notes or Certificates, as applicable, of that series declines to a percentage specified in the prospectus supplement (generally not to exceed 10%) of the Initial Security Balance, under the circumstances and in the manner set forth therein. In addition, if so provided in the prospectus supplement, some classes of Notes or Certificates, as applicable, may be purchased or redeemed in the manner set forth therein. See "Description of the Securities--Termination."

     DEFAULTS

     The rate of defaults on the Assets will also affect the rate, timing and amount of principal payments on the Assets and thus the yield on the Notes or Certificates, as applicable. In general, defaults on mortgage loans or contracts are expected to occur with greater frequency in their early years. The rate of default on mortgage loans that are refinance or limited documentation mortgage loans, and on mortgage loans with high Loan-to-Value Ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans or contracts will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties or manufactured homes are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

     FORECLOSURES

     The number of foreclosures or repossessions and the principal amount of the mortgage loans or contracts comprising or underlying the Assets that are foreclosed or repossessed in relation to the number and principal amount of mortgage loans or contracts that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans or contracts comprising or underlying the Assets and that of the related series of Notes or Certificates, as applicable.

     REFINANCING

     At the request of a borrower, the servicer may allow the refinancing of a mortgage loan or contract in any trust fund by accepting prepayments on the mortgage loan and permitting a new loan secured by a mortgage on the same property. In the event of that refinancing, the new loan would not be included in the related trust fund and, therefore, that refinancing would have the same effect as a prepayment in full of the related mortgage loan or contract. A servicer may, from time to time, implement programs designed to encourage refinancing. These programs may include modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, servicers may encourage the refinancing of mortgage loans or contracts, including defaulted mortgage loans or contracts, that would permit creditworthy borrowers to assume the outstanding indebtedness of those mortgage loans or contracts.

     DUE-ON-SALE CLAUSES

     Acceleration of mortgage payments as a result of transfers of underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the Assets, other than FHA loans and VA loans, may include "due-on-sale clauses" that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale, transfer or conveyance of the related Mortgaged Property.

     For any mortgage loans, except as set forth in the prospectus supplement, the servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the servicer will not take any action in relation to the enforcement of any due-on-sale provision that would adversely affect or jeopardize coverage under any applicable insurance policy. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" and "Description of the Agreements--Material Terms of the Pooling and Servicing Agreements" and "Underlying Servicing Agreements--Due-on-Sale Provisions."

     The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to. It is expected that the servicer will permit most transfers of manufactured homes and not accelerate the maturity of the related contracts. In some cases, the transfer may be made by a delinquent borrower to avoid a repossession of the manufactured home. In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of related contract, the servicer's ability to do so will depend on the enforceability under state law of the due-on-sale clause.

                                  THE DEPOSITOR

     Nomura Asset Acceptance Corp. (formerly known as Nomura Asset Securities Corporation), the depositor, was incorporated in the State of Delaware on June 23, 1992 and is an affiliate of Nomura Securities International, Inc, the underwriter for this transaction and Nomura Credit & Capital, Inc., the seller for this transaction The depositor was organized for the purpose of acquiring and pooling mortgage loans, offering securities of the type described herein and other related activities. The depositor does not have, nor is it expected in the future to have, any significant assets. The depositor maintains its principal office at Two World Financial Center, Building B, 21st Floor, New York, New York 10281. Its telephone number is (212) 667-2197.

     The depositor does not have, nor is it expected in the future to have, any significant assets.

                          DESCRIPTION OF THE SECURITIES

GENERAL

     The Asset-backed certificates (the "Certificates") of each series (including any class of Certificates not offered by this prospectus) will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. The Asset-backed notes (the "Notes," and together with the Certificates, the "Securities"), will represent indebtedness of the related trust fund and will be issued and secured pursuant to an indenture. Each series of Notes or Certificates, as applicable, will consist of one or more classes of Notes or Certificates, as applicable, that may:

     o provide for the accrual of interest on the series of Notes or Certificates, as applicable, based on fixed, variable or adjustable rates;

     o be senior ("Senior Notes" or "Senior Certificates," and collectively, "Senior Securities") or subordinate ("Subordinate Notes" or "Subordinate Certificates," and collectively, "Subordinate Securities") to one or more other classes of Notes or Certificates, as applicable, in respect of distributions on the Notes or Certificates, as applicable;

     o be entitled either to (A) principal distributions, with disproportionately low, nominal or no interest distributions or (B) interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Strip Securities");

     o provide for distributions of accrued interest on the series of Notes or Certificates, as applicable, which begin only following the occurrence of specific events, that as the retirement of one or more other classes of Notes or Certificates, as applicable, of that series (collectively, "Accrual Securities");

     o provide for payments of principal as described in the prospectus supplement, from all or only a portion of the Assets in that trust fund, to the extent of available funds, in each case as described in the prospectus supplement; and/or

     o provide for distributions based on a combination of two or more components of the Notes or Certificates, as applicable, with one or more of the characteristics described in this paragraph including a Strip Security component.

     If specified in the prospectus supplement, distributions on one or more classes of a series of Notes or Certificates, as applicable, may be limited to collections from a designated portion of the Assets in the related trust fund (each portion of the Assets, an "Asset Group"). Any of these classes may include classes of Offered Notes or Offered Certificates, as applicable.

     Each class of Notes or Certificates, as applicable, offered by this prospectus and the related prospectus supplement (the "Offered Notes" and the "Offered Certificates," respectively, and together, the "Offered Securities") will be issued in minimum denominations corresponding to the Security Balances or, in the case of some classes of Strip Securities, notional amounts or percentage interests specified in the prospectus supplement. The transfer of any Offered Notes or Offered Certificates, as applicable, may be registered and those Notes or Certificates, as applicable, may be exchanged without the payment of any service charge payable in connection with that registration of transfer or exchange, but the depositor or the trustee or any agent of the depositor or the trustee may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Notes or Certificates, as applicable, of a series may be issued in fully registered, certificated form ("Definitive Notes" or "Definitive Certificates," and collectively, "Definitive Securities") or in book-entry form ("Book-Entry Notes" or "Book-Entry Certificates," and collectively, "Book-Entry Securities"), as provided in the prospectus supplement. See "Description of the Securities--Book-Entry Registration and Definitive Securities." Definitive Notes or Definitive Certificates, as applicable, will be exchangeable for other Notes or Certificates, as applicable, of the same class and series of a similar total Security Balance, notional amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the Notes or Certificates, as applicable, of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the prospectus supplement from the Available Distribution Amount for that series and that Distribution Date. Distributions (other than the final distribution) will be made to the persons in whose names the Notes or Certificates, as applicable, are registered at the close of business on, unless a different date is specified in the prospectus supplement, the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the prospectus supplement (the "Determination Date"). All distributions for each class of Notes or Certificates, as applicable, on each Distribution Date will be allocated pro rata among the outstanding securityholders in that class or by random selection or as described in the prospectus supplement. Payments will be made either by wire transfer in immediately available funds to the account of a securityholder at a bank or other entity having appropriate facilities for these payments, if that securityholder has so notified the trustee or other person required to make those payments no later than the date specified in the prospectus supplement (and, if so provided in the prospectus supplement, holds Notes or Certificates, as applicable, in the requisite amount specified in the prospectus supplement), or by check mailed to the address of the person entitled to the payment as it appears on the Security Register; provided, however, that the final distribution in retirement of the Notes or Certificates, as applicable, will be made only upon presentation and surrender of the Notes or Certificates, as applicable, at the location specified in the notice to securityholders of that final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the Notes or Certificates, as applicable, of each series on each Distribution Date will be made from the Available Distribution Amount described below, subject to the terms described in the prospectus supplement. Generally, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

          (1) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive, unless otherwise specified in the prospectus supplement, of:

               (a) all scheduled payments of principal and interest collected but due on a date after the related Due Period (unless a different period is specified in the prospectus supplement, a "Due Period" for any Distribution Date will begin on the second day of the month in which the immediately preceding Distribution Date occurs, or the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

               (b) all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, all proceeds of any FHA insurance, VA Guaranty Policy or insurance policies to be maintained for each Asset (to the extent that proceeds are not applied to the restoration of the Asset or released in accordance with the normal servicing procedures of a servicer, subject to the terms and conditions applicable to the related Asset) (collectively, "Insurance Proceeds"), all other amounts received and retained in connection with the liquidation of Assets in default in the trust fund ("Liquidation Proceeds"), and other unscheduled recoveries received after the related Due Period, or other period specified in the prospectus supplement,

               (c) all amounts in the Collection Account that are due or reimbursable to the depositor, the trustee, an Asset Seller, a servicer, the master servicer or any other entity as specified in the prospectus supplement or that are payable in respect of particular expenses of the related trust fund, and

               (d) all amounts received for a repurchase of an Asset from the trust fund for defective documentation or a breach of representation or warranty received after the related Due Period, or other period specified in the prospectus supplement;

          (2) if the prospectus supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

          (3) all advances made by a servicer or the master servicer or any other entity as specified in the prospectus supplement for that Distribution Date;

          (4) if and to the extent the prospectus supplement so provides, amounts paid by a servicer or any other entity as specified in the prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

          (5) to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any credit support for that Distribution Date.

     As described below, unless otherwise specified in the prospectus supplement, the entire Available Distribution Amount will be distributed among the related Notes or Certificates, as applicable, (including any Notes or Certificates, as applicable, not offered by this prospectus) on each Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

     The prospectus supplement for a series of Notes or Certificates, as applicable, will describe any variation in the calculation or distribution of the Available Distribution Amount for that series.

DISTRIBUTIONS OF INTEREST ON THE SECURITIES

     Each class of Notes or Certificates, as applicable, (other than classes of Strip Securities which have no Interest Rate) may have a different Interest Rate, which will be a fixed, variable or adjustable rate at which interest will accrue on that class or a component of that class (the "Interest Rate" in the case of Certificates). The prospectus supplement will specify the Interest Rate for each class or component or, in the case of a variable or adjustable Interest Rate, the method for determining the Interest Rate. Interest on the Notes or Certificates, as applicable, will be calculated on the basis of a 360-day year consisting of twelve 30-day months unless the prospectus supplement specifies a different basis.

     Distributions of interest on the Notes or Certificates, as applicable, of any class will be made on each Distribution Date (other than any class of Accrual Securities, which will be entitled to distributions of accrued interest starting only on the Distribution Date, or under the circumstances, specified in the prospectus supplement, and any class of Strip Securities that are not entitled to any distributions of interest) based on the Accrued Security Interest for that class and that Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to that class on that Distribution Date. Before any interest is distributed on any class of Accrual Securities, the amount of Accrued Security Interest otherwise distributable on that class will instead be added to the Security Balance of that class on each Distribution Date.

     For each class of Notes or Certificates, as applicable, and each Distribution Date (other than some classes of Strip Securities), "Accrued Security Interest" will be equal to interest accrued during the related Accrual Period on the outstanding Security Balance of the class of Notes or Certificates, as applicable, immediately before the Distribution Date, at the applicable Interest Rate, reduced as described below. Accrued Security Interest on some classes of Strip Securities will be equal to interest accrued during the related Accrual Period on the outstanding notional amount of the Strip Security immediately before each Distribution Date, at the applicable Interest Rate, reduced as described below, or interest accrual in the manner described in the prospectus supplement. The method of determining the notional amount for a particular class of Strip Securities will be described in the prospectus supplement. Reference to notional amount is solely for convenience in some of the calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the prospectus supplement, the Accrued Security Interest on a series of Notes or Certificates, as applicable, will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments before the due date in that accrual period on the mortgage loans or contracts comprising or underlying the Assets in the trust fund for that series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of Notes or Certificates, as applicable, of that series will be specified in the prospectus supplement. The prospectus supplement will also describe the extent to which the amount of Accrued Security Interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the Security Balance of) a class of Offered Notes or Offered Certificates, as applicable, may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on the mortgage loans or contracts comprising or underlying the Assets in the related trust fund. Unless otherwise provided in the prospectus supplement, any reduction in the amount of Accrued Security Interest otherwise distributable on a class of Notes or Certificates, as applicable, by reason of the allocation to that class of a portion of any deferred interest on the mortgage loans or contracts comprising or underlying the Assets in the related trust fund will result in a corresponding increase in the Security Balance of that class. See "Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE SECURITIES

     The Notes or Certificates, as applicable, of each series, other than some classes of Strip Securities, will have a "Security Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive on principal out of the future cash flow on the Assets and other assets included in the related trust fund. The outstanding Security Balance of a Security will be reduced:

     o to the extent of distributions of principal on that Security from time to time and

     o if and to the extent provided in the prospectus supplement, by the amount of losses incurred on the related Assets.

     The outstanding Security Balance of a Security:

     o may be increased in respect of deferred interest on the related mortgage loans, to the extent provided in the prospectus supplement and

     o in the case of Accrual Securities, will be increased by any related Accrued Security Interest up until the Distribution Date on which distributions of interest are required to begin.

     If specified in the prospectus supplement, the initial total Security Balance of all classes of Notes or Certificates, as applicable, of a series will be greater than the outstanding total principal balance of the related Assets as of the applicable Cut-off Date. The initial total Security Balance of a series and each class of the series will be specified in the prospectus supplement. Distributions of principal will be made on each Distribution Date to the class or classes of Notes or Certificates, as applicable, in the amounts and in accordance with the priorities specified in the prospectus supplement. Some classes of Strip Securities with no Security Balance are not entitled to any distributions of principal.

     If specified in the related prospectus supplement, the trust fund may issue notes or certificates, as applicable, from time to time and use proceeds of this issuance to make principal payments with respect to a series.

REVOLVING PERIOD

     The applicable prospectus supplement may provide that all or a portion of the principal collections may be applied by the trustee to the acquisition of subsequent Revolving Credit Line Loans during a specified period rather than used to distribute payments of principal to securityholders during that period. These notes or certificates, as applicable, would then possess an interest only period, also commonly referred to as a "Revolving Period", which will be followed by an "Amortization Period", during which principal will be paid. Any interest only revolving period may terminate prior to the end of the specified period and result in the earlier than expected principal repayment of the notes or certificates, as applicable.

COMPONENTS

     To the extent specified in the prospectus supplement, distribution on a class of Notes or Certificates, as applicable, may be based on a combination of two or more different components as described under "--General" above. To that extent, the descriptions set forth under "Distributions of Interest on the Securities" and "--Distributions of Principal of the Securities" above also relate to components of the component class of Notes or Certificates, as applicable. References in those sections to Security Balance may refer to the principal balance, if any, of these components and reference to the Interest Rate may refer to the Interest Rate, if any, on these components.

DISTRIBUTIONS ON THE SECURITIES OF PREPAYMENT PREMIUMS

     If so provided in the prospectus supplement, Prepayment Premiums that are collected on the mortgage loans in the related trust fund will be distributed on each Distribution Date to the class or classes of Notes or Certificates, as applicable, entitled to the distribution as described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, consisting of one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of those losses or shortfalls will be borne first by a class of Subordinate Notes or Subordinate Certificates, as applicable, in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on Assets comprising that trust fund. The prospectus supplement for a series of Notes or Certificates, as applicable, will describe the entitlement, if any, of a class of Notes or Certificates, as applicable, whose Security Balance has been reduced to zero as a result of distributions or the allocation of losses on the related Assets to recover any losses previously allocated to that class from amounts received on the Assets. However, if the Security Balance of a class of Notes or Certificates, as applicable, has been reduced to zero as the result of principal distributions, the allocation of losses on the Assets, an optional termination or an optional purchase or redemption, that class will no longer be entitled to receive principal distributions from amounts received on the assets of the related trust fund, including distributions in respect of principal losses previously allocated to that class.

ADVANCES IN RESPECT OF DELINQUENCIES

     If so provided in the prospectus supplement, the servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the related Collection Account that are not included in the Available Distribution Amount for that Distribution Date, in an amount equal to the total of payments of (1) principal (other than any balloon payments) and (2) interest (net of related servicing fees and Retained Interest) that were due on the Assets in that trust fund during the related Due Period and were delinquent on the related Determination Date, subject to a good faith determination that the advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Notes or Certificates, as applicable, that includes one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, and if so provided in the prospectus supplement, the servicer's (or another entity's) advance obligation may be limited only to the portion of those delinquencies necessary to make the required distributions on one or more classes of Senior Notes or Senior Certificates, as applicable, and/or may be subject to a good faith determination that advances will be reimbursable not only from Related Proceeds but also from collections on other Assets otherwise distributable on one or more classes of those Subordinate Notes or Subordinate Certificates, as applicable. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Notes or Certificates, as applicable, entitled to the payments, rather than to guarantee or insure against losses. Advances of the servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Assets (including amounts received under any form of credit support) respecting which those advances were made (as to any Assets, "Related Proceeds") and from any other amounts specified in the prospectus supplement, including out of any amounts otherwise distributable on one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, of that series; provided, however, that any advance will be reimbursable from any amounts in the related Collection Account before any distributions being made on the Notes or Certificates, as applicable, to the extent that the servicer (or some other entity) determines in good faith that that advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Assets otherwise distributable on the Subordinate Notes or Subordinate Certificates, as applicable. If advances have been made by the servicer from excess funds in the related Collection Account, the servicer is required to replace these funds in that Collection Account on any future Distribution Date to the extent that funds in that Collection Account on that Distribution Date are less than payments required to be made to securityholders on that date. If specified in the prospectus supplement, the obligations of the servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of and the identity of any borrower on any surety bond will be set forth in the prospectus supplement.

     If and to the extent so provided in the prospectus supplement, the servicer (or another entity) will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself this interest periodically from general collections on the Assets before any payment to securityholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

     If specified in the prospectus supplement, the master servicer or the trustee will be required to make advances, subject to specific conditions described in the prospectus supplement, in the event of a servicer default.

REPORTS TO SECURITYHOLDERS

     With each distribution to holders of any class of Notes or Certificates, as applicable, of a series, the servicer, the master servicer or the trustee, as provided in the prospectus supplement, will forward or cause to be forwarded to each holder, to the depositor and to any other parties as may be specified in the related Agreement, a statement containing the information specified in the prospectus supplement, or if no information is specified in the prospectus supplement, generally setting forth, in each case to the extent applicable and available:

          (1) the amount of that distribution to holders of Notes or Certificates, as applicable, of that class applied to reduce the Security Balance of the Notes or Certificates, as applicable;

          (2) the amount of that distribution to holders of Notes or Certificates, as applicable, of that class allocable to Accrued Security Interest;

          (3) the amount of that distribution allocable to Prepayment Premiums;

          (4) the amount of related servicing compensation and any other customary information as is required to enable securityholders to prepare their tax returns;

          (5) the total amount of advances included in that distribution, and the total amount of unreimbursed advances at the close of business on that Distribution Date;

          (6) the total principal balance of the Assets at the close of business on that Distribution Date;

          (7) the number and total principal balance of mortgage loans in respect of which

               (a)  one scheduled payment is delinquent,

               (b)  two scheduled payments are delinquent,

               (c)  three or more scheduled payments are delinquent and

               (d)  foreclosure proceedings have begun;

          (8) for any mortgage loan or contract liquidated during the related Due Period, (a) the portion of the related liquidation proceeds payable or reimbursable to a servicer (or any other entity) in respect of that mortgage loan and (b) the amount of any loss to securityholders;

          (9) with respect to collateral acquired by the trust fund through foreclosure or otherwise (an "REO Property") relating to a mortgage loan or contract and included in the trust fund as of the end of the related Due Period, the date of acquisition;

          (10) for each REO Property relating to a mortgage loan or contract and included in the trust fund as of the end of the related Due Period,

               (a)  the book value,

               (b) the principal balance of the related mortgage loan or contract immediately following that Distribution Date (calculated as if that mortgage loan or contract were still outstanding taking into account limited modifications to the terms of the mortgage loan specified in the Agreement),

               (c) the total amount of unreimbursed servicing expenses and unreimbursed advances in respect of the REO Property and

               (d) if applicable, the total amount of interest accrued and payable on related servicing expenses and related advances;

          (11) for any REO Property sold during the related Due Period

               (a)  the total amount of sale proceeds,

               (b) the portion of those sales proceeds payable or reimbursable to the master servicer in respect of that REO Property or the related mortgage loan or contract and

               (c) the amount of any loss to securityholders in respect of the related mortgage loan;

          (12) the total Security Balance or notional amount, as the case may be, of each class of Notes or Certificates, as applicable, (including any class of Notes or Certificates, as applicable, not offered by this prospectus) at the close of business on that Distribution Date, separately identifying any reduction in that Security Balance due to the allocation of any loss and increase in the Security Balance of a class of Accrual Securities if any Accrued Security Interest has been added to that balance;

          (13) the total amount of principal prepayments made during the related Due Period;

          (14) the amount deposited in the reserve fund, if any, on that Distribution Date;

          (15) the amount remaining in the reserve fund, if any, as of the close of business on that Distribution Date;

          (16) the total unpaid Accrued Security Interest, if any, on each class of Notes or Certificates, as applicable, at the close of business on that Distribution Date;

          (17) in the case of Notes or Certificates, as applicable, with a variable Interest Rate, the Interest Rate applicable to that Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the prospectus supplement;

          (18) in the case of Notes or Certificates, as applicable, with an adjustable Interest Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Interest Rate applicable to that Distribution Date, if available, and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the prospectus supplement;

          (19) as to any series that includes credit support, the amount of coverage of each instrument of credit support included as of the close of business on that Distribution Date;

          (20) during the Pre-Funding Period, the remaining Pre-Funded Amount and the portion of the Pre-Funding Amount used to acquire Subsequent Assets since the preceding Distribution Date;

          (21) during the Pre-Funding Period, the amount remaining in the Capitalized Interest Account; and

          (22) the total amount of payments by the borrowers of

               (a)  default interest,

               (b)  late charges and

               (c) assumption and modification fees collected during the related Due Period.

     Within a reasonable period of time after the end of each calendar year, the servicer, the master servicer or the trustee, as provided in the prospectus supplement, will furnish to each securityholder of record at any time during the calendar year the information required by the Code and applicable regulations under the Code to enable securityholders to prepare their tax returns. See "Description of the Securities--Book-Entry Registration and Definitive Securities."

TERMINATION

     The obligations created by the related Agreement for each series of Notes or Certificates, as applicable, will terminate upon the payment to securityholders of that series of all amounts held in the Collection Accounts or by a servicer, the master servicer, if any, or the trustee and required to be paid to them pursuant to that Agreement following the earlier of (1) the final payment or other liquidation of the last Asset subject to the related Agreement or the disposition of all property acquired upon foreclosure of any mortgage loan or contract subject to the Agreement and (2) the purchase of all of the assets of the trust fund by the party entitled to effect that termination, under the circumstances and in the manner set forth in the prospectus supplement. In no event, however, will the trust fund continue beyond the date specified in the prospectus supplement. Written notice of termination of the Agreement will be given to each securityholder, and the final distribution will be made only upon presentation and surrender of the Notes or Certificates, as applicable, at the location to be specified in the notice of termination.

     If specified in the prospectus supplement, a series of Notes or Certificates, as applicable, may be subject to optional early termination through the purchase of the Assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the prospectus supplement, upon the reduction of the Security Balance of a specified class or classes of Notes or Certificates, as applicable, by a specified percentage, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of those assets to retire that class or classes or purchase that class or classes at a price set forth in the prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement. That price will at least equal the outstanding Security Balances and any accrued and unpaid interest on the Security Balances (including any unpaid interest shortfalls for prior Distribution Dates). Any sale of the Assets of the trust fund will be without recourse to the trust fund or the securityholders. Any purchase or solicitation of bids may be made only when the total Security Balance of that class or classes declines to a percentage of the Initial Security Balance of those Notes or Certificates, as applicable, (not to exceed 10%) specified in the prospectus supplement. In addition, if so provided in the prospectus supplement, some classes of Notes or Certificates, as applicable, may be purchased or redeemed in the manner set forth in the prospectus supplement at a price at least equal to the outstanding Security Balance of each class so purchased or redeemed and any accrued and unpaid interest on the Security Balance (including any unpaid interest shortfalls for prior Distribution Dates).

OPTIONAL PURCHASES

     Subject to the provisions of the applicable Agreement, the depositor, the servicer or any other party specified in the prospectus supplement may, at that party's option, repurchase any mortgage loan that is in default or as to which default is reasonably foreseeable if, in the depositor's, the servicer's or any other party's judgment, the related default is not likely to be cured by the borrower or default is not likely to be averted, at a price equal to the unpaid principal balance of the mortgage loan plus accrued interest on the mortgage loan and under the conditions set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE SECURITIES

     GENERAL

     If provided for in the prospectus supplement, one or more classes of the Offered Notes or Offered Certificates, as applicable, of any series will be issued as Book-Entry Notes or Book-Entry Certificates, as applicable, and each of these classes will be represented by one or more single Notes or Certificates, as applicable, registered in the name of a nominee for the depository, The Depository Trust Company ("DTC") and, if provided in the prospectus supplement, additionally through Clearstream Luxembourg, societe anonyme ("Clearstream Luxembourg") or the Euroclear System ("Euroclear"). Each class of Book-Entry Notes or Book-Entry Certificates, as applicable, will be issued in one or more certificates or notes, as the case may be, that equal the initial principal amount of the related class of Offered Notes or Offered Certificates, as applicable, and will initially be registered in the name of Cede & Co.

     No person acquiring an interest in a Book-Entry Security (each, a "Beneficial Owner") will be entitled to receive a Definitive Security, except as set forth below under "-Definitive Securities." Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued for the Book-Entry Notes or Book-Entry Certificates, as applicable, under the limited circumstances described in the applicable prospectus supplement or this prospectus, all references to actions by securityholders with respect to the Book-Entry Notes or Book-Entry Certificates, as applicable, will refer to actions taken by DTC, Clearstream Luxembourg or Euroclear upon instructions from their Participants (as defined below), and all references in this prospectus to distributions, notices, reports and statements to securityholders with respect to the Book-Entry Notes or Book-Entry Certificates, as applicable, will refer to distributions, notices, reports and statements to DTC, Clearstream Luxembourg or Euroclear, as applicable, for distribution to Beneficial Owners by DTC in accordance with the procedures of DTC and if applicable, Clearstream Luxembourg and Euroclear.

     Beneficial Owners will hold their Book-Entry Notes or Book-Entry Certificates, as applicable, through DTC in the United States, or, if the Offered Notes or Offered Certificates, as applicable, are offered for sale globally, through Clearstream Luxembourg or Euroclear in Europe if they are participating organizations ("Participants") of those systems. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include some other organizations. Indirect access to the DTC, Clearstream Luxembourg and Euroclear systems also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     DTC

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). DTC was created to hold securities for its Participants, some of which (and/or their representatives) own DTC, and facilitate the clearance and settlement of securities transactions between its Participants through electronic book-entry changes in their accounts, thus eliminating the need for physical movement of securities. In accordance with its normal procedures, DTC is expected to record the positions held by each of its Participants in the Book-Entry Notes or Book-Entry Certificates, as applicable, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes or Book-Entry Certificates, as applicable, will be subject to the rules, regulations and procedures governing DTC and its Participants as in effect from time to time.

     CLEARSTREAM LUXEMBOURG

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Cedel S.A.", a company with limited liability under Luxembourg law (a societe anonyme). Cedel S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Berse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Cedel International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Cedel International's stock.

     Further to the merger, the Board of Directors of New Cedel International decided to rename the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream". With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme". On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme", and Cedel Global Services was renamed "Clearstream Services, societe anonyme".

     On January 17, 2000 DBC was renamed "Clearstream Banking AG". This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking", the entity previously named "Cedelbank" and the entity previously named "Deutsche Brse Clearing AG".

     Clearstream, Luxembourg holds securities for its customers ("Clearstream, Luxembourg Participants") and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF", which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Morgan Guaranty Trust Company of New York as the Operator of the Euroclear System (MGT/EOC) in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and MGT/EOC.

     EUROCLEAR

     Euroclear was created in 1968 to hold securities for its Participants and to clear and settle transactions between its Participants through simultaneous electronic book-entry delivery against payment, thus eliminating the need for physical movement of securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative Corporation"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative Corporation. The Cooperative Corporation establishes policy for Euroclear on behalf of its Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Participant of Euroclear, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System, and is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of its Participants, and has no record of or relationship with persons holding through Participants of Euroclear.

     Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream Luxembourg and The Chase Manhattan Bank will act as depositary for Euroclear (individually the "Relevant Depositary" and collectively, the "European Depositaries").

     BENEFICIAL OWNERSHIP OF BOOK-ENTRY SECURITIES

     Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing a Certificate, or note representing a Note. Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, it is anticipated that the only "securityholder" of the Offered Notes or Offered Certificates, as applicable, will be Cede & Co., as nominee of DTC. Beneficial Owners will not be "Certificateholders" as that term is used in any Agreement, nor "Noteholders" as that term is used in any indenture. Beneficial Owners are only permitted to exercise their rights indirectly through Participants, DTC, Clearstream Luxembourg or Euroclear, as applicable.

     The Beneficial Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for that purpose. In turn, the Financial Intermediary's ownership of a Book-Entry Security will be recorded on the records of DTC (or of a Participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a Participant of DTC and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

     Beneficial Owners will receive all distributions of principal of, and interest on, the Offered Notes or Offered Certificates, as applicable, from the trustee through DTC and its Participants. While the Offered Notes or Offered Certificates, as applicable, are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Notes or Offered Certificates, as applicable, and is required to receive and transmit distributions of principal of, and interest on, the Offered Notes or Offered Certificates, as applicable. Participants and Indirect Participants with whom Beneficial Owners have accounts with respect to Offered Notes or Offered Certificates, as applicable, are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess certificates or notes, the Rules provide a mechanism by which Beneficial Owners will receive distributions and will be able to transfer their interest.

     Beneficial Owners will not receive or be entitled to receive certificates or notes representing their respective interests in the Offered Notes or Offered Certificates, as applicable, except under the limited circumstances described below. Unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, Beneficial Owners who are not Participants may transfer ownership of Offered Notes or Offered Certificates, as applicable, only through Participants and Indirect Participants by instructing the Participants and Indirect Participants to transfer Offered Notes or Offered Certificates, as applicable, by book-entry transfer, through DTC for the account of the purchasers of the Offered Notes or Offered Certificates, as applicable, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfer of ownership of Book-Entry Notes or Book-Entry Certificates, as applicable, will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Owners.

     Because of time zone differences, any credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. These credits or any transactions in securities settled during this processing will be reported to the relevant Participants of Clearstream Luxembourg or Euroclear on that business day. Cash received in Clearstream Luxembourg or Euroclear as a result of sales of securities by or through a Participant of Clearstream Luxembourg or Euroclear to a Participant of DTC will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Notes or Certificates, as applicable, see "Material Federal Income Tax Considerations--Tax Treatment of Foreign Investors" in this prospectus and, if the Book-Entry Notes or Book-Entry Certificates, as applicable, are globally offered and the prospectus supplement so provides, see "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I to the prospectus supplement.

     Transfers between Participants of DTC will occur in accordance with DTC Rules. Transfers between Participants of Clearstream Luxembourg or Euroclear will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Participants of Clearstream Luxembourg or Euroclear, on the other, will be effected in DTC in accordance with the DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, crossmarket transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Participants of Clearstream Luxembourg or Euroclear may not deliver instructions directly to the European Depositaries.

     Distributions on the Book-Entry Notes or Book-Entry Certificates, as applicable, will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of each distribution to the accounts of the applicable Participants of DTC in accordance with DTC's normal procedures. Each Participant of DTC will be responsible for disbursing the distribution to the Beneficial Owners of the Book-Entry Notes or Book- Entry Certificates, as applicable, that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary will be responsible for disbursing funds to the Beneficial Owners of the Book-Entry Notes or Book-Entry Certificates, as applicable, that it represents.

     Under a book-entry format, Beneficial Owners of the Book-Entry Notes or Book-Entry Certificates, as applicable, may experience some delay in their receipt of payments, because the distributions will be forwarded by the Trustee to Cede & Co. Any distributions on Notes or Certificates, as applicable, held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Participants of Clearstream Luxembourg or Euroclear in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Considerations--REMICs--Taxation of Certain Foreign Investors" in this prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Notes or Book-Entry Certificates, as applicable, to persons or entities that do not participate in the depository system, or otherwise take actions in respect of Book-Entry Notes or Book-Entry Certificates, as applicable, may be limited due to the lack of physical securities for the Book-Entry Notes or Book- Entry Certificates, as applicable. In addition, issuance of the Book-Entry Notes or Book-Entry Certificates, as applicable, in book-entry form may reduce the liquidity of the securities in the secondary market since potential investors may be unwilling to purchase Notes or Certificates, as applicable, for which they cannot obtain physical securities.

     Monthly and annual reports will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to Beneficial Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes or Book-Entry Certificates, as applicable, of Beneficial Owners are credited.

     Generally, DTC will advise the applicable trustee that unless and until Definitive Notes or Definitive Certificates, as applicable, are issued, DTC will take any action permitted to be taken by the holders of the Book- Entry Notes or Book-Entry Certificates, as applicable, under the Agreement or indenture, as applicable, only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes or Book-Entry Certificates, as applicable, are credited, to the extent that actions are taken on behalf of Financial Intermediaries whose holdings include the Book-Entry Notes or Book-Entry Certificates, as applicable. If the Book-Entry Notes or Book-Entry Certificates, as applicable, are globally offered, Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a securityholder under the Agreement or indenture, as applicable, on behalf of a Participant of Clearstream Luxembourg or Euroclear only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect those actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Notes or Offered Certificates, as applicable, that conflict with actions taken with respect to other Offered Notes or Offered Certificates, as applicable.

     Although DTC, Clearstream Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Notes or Book-Entry Certificates, as applicable, among Participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform these procedures and the procedures may be discontinued at any time.

     None of the depositor, any master servicer, any servicer, the trustee, any securities registrar or paying agent or any of their affiliates will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Notes or Book-Entry Certificates, as applicable, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

     DEFINITIVE SECURITIES

     Notes or Certificates, as applicable, initially issued in book-entry form will be issued as Definitive Notes or Definitive Certificates, as applicable, to Beneficial Owners or their nominees, rather than to DTC or its nominee only

     (1) if the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository for the Notes or Certificates, as applicable, and the depositor is unable to locate a qualified successor,

     (2) if the depositor, at its option, elects to end the book-entry system through DTC or

     (3) in accordance with any other provisions described in the prospectus supplement.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Notes or Definitive Certificates, as applicable, for the Beneficial Owners. Upon surrender by DTC of the security or securities representing the Book- Entry Notes or Book-Entry Certificates, as applicable, together with instructions for registration, the trustee will issue (or cause to be issued) to the Beneficial Owners identified in those instructions the Definitive Notes or Definitive Certificates, as applicable, to which they are entitled, and thereafter the trustee will recognize the holders of those Definitive Notes or Definitive Certificates, as applicable, as securityholders under the Agreement.

                         DESCRIPTION OF THE AGREEMENTS

AGREEMENTS APPLICABLE TO A SERIES

     REMIC SECURITIES, FASIT SECURITIES, GRANTOR TRUST SECURITIES

     Notes or Certificates, as applicable, representing interests in a trust fund, or a portion of a trust fund, that the trustee will elect to have treated as a real estate mortgage investment conduit under Sections 860A through 860G of the Code ("REMIC Securities"), FASIT Securities (as defined in this prospectus), or Grantor Trust Securities (as defined in this prospectus) will be issued, and the related trust fund will be created, pursuant to a pooling and servicing agreement or trust agreement (in either case, generally referred to in this prospectus as the "pooling and servicing agreement") among the depositor, the trustee and the sole servicer or master servicer, as applicable. The Assets of that trust fund will be transferred to the trust fund and thereafter serviced in accordance with the terms of the pooling and servicing agreement. In the event there are multiple servicers of the Assets of that trust fund, or in the event the Securities consist of Notes, each servicer will perform its servicing functions pursuant to a related underlying servicing agreement.

     SECURITIES THAT ARE PARTNERSHIP INTERESTS FOR TAX PURPOSES AND NOTES

     Certificates, as applicable, that are intended to be treated as partnership interests for tax purposes will be issued, and the related trust fund will be created, pursuant to the pooling and servicing agreement or trust agreement.

     A series of Notes issued by a trust fund that is intended to be treated as a partnership or disregarded entity for tax purposes will be issued pursuant to an indenture between the related trust fund and an indenture trustee named in the prospectus supplement. The trust fund will be established either as a statutory business trust under the law of the State of Delaware or as a common law trust under the law of the State of New York pursuant to a trust agreement between the depositor and an owner trustee specified in the prospectus supplement relating to that series of Notes. The Assets securing payment on the Notes will be serviced in accordance with a sale and servicing agreement or servicing agreement.

MATERIAL TERMS OF THE POOLING AND SERVICING AGREEMENTS AND UNDERLYING SERVICING AGREEMENTS

     GENERAL

     The following summaries describe the material provisions that may appear in each pooling and servicing agreement, sale and servicing agreement or servicing agreement (each an "Agreement"). The prospectus supplement for a series of Notes or Certificates, as applicable, will describe any provision of the Agreement relating to that series that materially differs from the description of those provisions contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified by reference to, all of the provisions of the Agreement for each trust fund and the description of those provisions in the prospectus supplement. The provisions of each Agreement will vary depending on the nature of the Notes or Certificates, as applicable, to be issued under the

Agreement and the nature of the related trust fund. As used in this prospectus for any series, the term "Security" refers to all of the Notes or Certificates, as applicable, of that series, whether or not offered by this prospectus and by the prospectus supplement, unless the context otherwise requires. A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part. The depositor will provide a copy of the pooling and servicing agreement (without exhibits) relating to any series of Notes or Certificates, as applicable, without charge upon written request of a securityholder of that series addressed to Nomura Asset Acceptance Corporation, Two World Financial Center, Building B, 21st Floor, New York, New York 10281, Attention: [_________].

     The servicer or master servicer and the trustee for any series of Notes or Certificates, as applicable, will be named in the prospectus supplement. In the event there are multiple servicers for the Assets in a trust fund, a master servicer will perform some of the administration, calculation and reporting functions for that trust fund and will supervise the related servicers pursuant to a pooling and servicing agreement. For a series involving a master servicer, references in this prospectus to the servicer will apply to the master servicer where non-servicing obligations are described. If specified in the prospectus supplement, a manager or administrator may be appointed pursuant to the pooling and servicing agreement for any trust fund to administer that trust fund.

     ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of Notes or Certificates, as applicable, the depositor will assign (or cause to be assigned) to the designated trustee the Assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to those Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with that assignment, deliver the Notes or Certificates, as applicable, to the depositor in exchange for the Assets and the other assets comprising the trust fund for that series. Each Asset will be identified in a schedule appearing as an exhibit to the related Agreement. That schedule will include detailed information to the extent available and relevant

          (1) in respect of each mortgage loan included in the related trust fund, including the city and state of the related Mortgaged Property and type of that property, the mortgage rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Loan-to-Value Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

          (2) in respect of each Contract included in the related trust fund, including the outstanding principal amount and the Contract Rate; and

          (3) in respect of each Mortgage Security and Agency Security, the original and outstanding principal amount, if any, and the interest rate on the Mortgage Security or Agency Security.

     For each mortgage loan, except as otherwise specified in the prospectus supplement, the depositor will deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) particular loan documents, which will generally include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original Mortgage (or a certified copy of the original Mortgage) with evidence of recording indicated on the original Mortgage and an assignment of the Mortgage to the trustee in recordable form. However, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original of the mortgage note has been lost or destroyed. For those mortgage loans, the trustee (or its nominee) may not be able to enforce the mortgage note against the related borrower. The Asset Seller or other entity specified in the prospectus supplement will be required to agree to repurchase, or substitute for, each of these mortgage loans that is subsequently in default if the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original mortgage note. The related Agreement will generally require the depositor or another party specified in the prospectus supplement to promptly cause each of these assignments of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor, the servicer, the relevant Asset Seller or any other prior holder of the mortgage loan.

     The trustee (or a custodian) will review the mortgage loan documents within a specified period of days after receipt of the mortgage loan documents, and the trustee (or a custodian) will hold those documents in trust for the benefit of the securityholders. If any of these documents are found to be missing or defective in any material respect, the trustee (or that custodian) will immediately notify the servicer and the depositor, and the servicer will immediately notify the relevant Asset Seller or other entity specified in the prospectus supplement. If the Asset Seller cannot cure the omission or defect within a specified number of days after receipt of that notice, then the Asset Seller or other entity specified in the prospectus supplement will be obligated, within a specified number of days of receipt of that notice, to either (1) repurchase the related mortgage loan from the trustee at a price equal to the sum of the unpaid principal balance of the mortgage loan, plus unpaid accrued interest at the interest rate for that Asset from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus servicing expenses that are payable to the servicer, or another price as specified in the prospectus supplement (the "Purchase Price") or (2) substitute a new mortgage loan. There can be no assurance that an Asset Seller or other named entity will fulfill this repurchase or substitution obligation, and neither the servicer nor the depositor will be obligated to repurchase or substitute for that mortgage loan if the Asset Seller or other named entity defaults on its obligation.

     This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the prospectus supplement, in lieu of curing any omission or defect in the Asset or repurchasing or substituting for that Asset, the Asset Seller or other named entity may agree to cover any losses suffered by the trust fund as a result of that breach or defect.

     Notwithstanding the preceding three paragraphs, the documents for Home Equity Loans, home improvement contracts and unsecured home improvements loans will be delivered to the trustee (or a custodian) only to the extent specified in the prospectus supplement. Generally these documents will be retained by the servicer, which may also be the Asset Seller. In addition, assignments of the related Mortgages to the trustee will be recorded only to the extent specified in the prospectus supplement.

     For each contract, the servicer, which may also be the asset seller, generally will maintain custody of the original contract and copies of documents and instruments related to each contract and the security interest in the manufactured home securing each contract. To give notice of the right, title and interest of the trustee in the contracts, the depositor will cause UCC-1 financing statements to be executed by the related asset seller identifying the depositor as secured party and by the depositor identifying the trustee as the secured party and, in each case, identifying all contracts as collateral. The contracts will be stamped or otherwise marked to reflect their assignment from the depositor to the trust fund only to the extent specified in the prospectus supplement. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of that assignment, the interest of the trustee in the contracts could be defeated.

     While the contract documents will not be reviewed by the trustee or the servicer, if the servicer finds that any document is missing or defective in any material respect, the servicer will be required to immediately notify the depositor and the relevant asset seller or other entity specified in the prospectus supplement. If the asset seller or some other entity cannot cure the omission or defect within a specified number of days after receipt of this notice, then the asset seller or that other entity will be obligated, within a specified number of days of receipt of this notice, to repurchase the related contract from the trustee at the purchase price or substitute for that contract. There can be no assurance that an asset seller or any other entity will fulfill this repurchase or substitution obligation, and neither the servicer nor the depositor will be obligated to repurchase or substitute for that contract if the asset seller or any other entity defaults on its obligation. This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for that asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of that breach or defect.

     Mortgage Securities and Agency Securities will be registered in the name of the trustee or its nominee on the books of the issuer or guarantor or its agent or, in the case of Mortgage Securities and Agency Securities issued only in book-entry form, through the depository with respect to the Mortgage Securities and Agency Securities, in accordance with the procedures established by the issuer or guarantor for registration of those certificates, and distributions on those securities to which the trust fund is entitled will be made directly to the trustee.

     REPRESENTATIONS AND WARRANTIES; REPURCHASES

     To the extent provided in the prospectus supplement the depositor will, for each Asset, assign representations and warranties, as of a specified date (the person making those representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters:

     o the accuracy of the information set forth for that Asset on the schedule of Assets appearing as an exhibit to the related Agreement;

     o in the case of a mortgage loan, the existence of title insurance insuring the lien priority of the mortgage loan and, in the case of a contract, that the contract creates a valid first security interest in or lien on the related manufactured home;

     o    the authority of the Warranting Party to sell the Asset;

     o    the payment status of the Asset;

     o in the case of a mortgage loan, the existence of customary provisions in the related mortgage note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and

     o the existence of hazard and extended perils insurance coverage on the Mortgaged Property or manufactured home.

     Any Warranting Party shall be an Asset Seller or an affiliate of the Asset Seller or any other person acceptable to the depositor and will be identified in the prospectus supplement.

     Representations and warranties made in respect of an Asset may have been made as of a date before the applicable Cut-off Date. A substantial period of time may have elapsed between that date and the date of initial issuance of the related series of Notes or Certificates, as applicable, evidencing an interest in that Asset. In the event of a breach of any of these representations or warranties, the Warranting Party will be obligated to reimburse the trust fund for losses caused by that breach or either cure that breach or repurchase or replace the affected Asset as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of that representation and warranty only if the relevant event that causes that breach occurs before that date. That party would have no obligations if the relevant event that causes that breach occurs after that date.

     Each Agreement will provide that the servicer and/or trustee or another entity identified in the prospectus supplement will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of an Asset that materially and adversely affects the value of that Asset or the interests in the prospectus supplement of the securityholders. If the Warranting Party cannot cure that breach within a specified period following the date on which that party was notified of that breach, then the Warranting Party will be obligated to repurchase that Asset from the trustee within a specified period from the date on which the Warranting Party was notified of that breach, at the Purchase Price therefor. If so provided in the prospectus supplement for a series, a Warranting Party, rather than repurchase an Asset as to which a breach has occurred, will have the option, within a specified period after initial issuance of that series of Notes or Certificates, as applicable, to cause the removal of that Asset from the trust fund and substitute in its place one or more other Assets, as applicable, in accordance with the standards described in the prospectus supplement. If so provided in the prospectus supplement for a series, a Warranting Party, rather than repurchase or substitute an Asset as to which a breach has occurred, will have the option to reimburse the trust fund or the securityholders for any losses caused by that breach. This reimbursement, repurchase or substitution obligation will constitute the sole remedy available to securityholders or the trustee for a breach of representation by a Warranting Party.

     Neither the depositor (except to the extent that it is the Warranting Party) nor the servicer will be obligated to purchase or substitute for an Asset if a Warranting Party defaults on its obligation to do so, and no assurance can be given that the Warranting Parties will carry out those obligations with respect to the Assets.

     A servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any representation of the servicer that materially and adversely affects the interests of the securityholders and which continues unremedied for the number of days specified in the Agreement after the discovery of the breach by the servicer or the receipt of written notice of that breach by the servicer from the trustee, the depositor or the holders of Notes or Certificates, as applicable, evidencing not less than 25% of the voting rights or other percentage specified in the related Agreement, will constitute an Event of Default under that Agreement. See "Events of Default" and "Rights Upon Event of Default."

     COLLECTION ACCOUNT AND RELATED ACCOUNTS

     GENERAL. The servicer and/or the trustee will, as to each trust fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Assets (collectively, the "Collection Account"), which must be an account or accounts that either:

     o are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured so that the securityholders have a claim with respect to the funds in the Collection Account or a perfected first priority security interest against any collateral securing those funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained, or

     o are maintained with a bank or trust company, and in a manner satisfactory to the rating agency or agencies rating any class of Notes or Certificates, as applicable, of that series.

     Investment of amounts in the Collection Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the Collection Account may be invested pending each succeeding Distribution Date in short-term Permitted Investments. Any interest or other income earned on funds in the Collection Account will, unless otherwise specified in the prospectus supplement, be paid to the servicer or its designee as additional servicing compensation. The Collection Account may be maintained with an institution that is an affiliate of the servicer, if applicable, provided that that institution meets the standards imposed by the rating agency or agencies. If permitted by the rating agency or agencies, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the servicer or serviced or master serviced by it on behalf of others.

     DEPOSITS. A servicer or the trustee will deposit or cause to be deposited in the Collection Account for one or more trust funds on a daily basis, or any other period provided in the related Agreement, the following payments and collections received, or advances made, by the servicer or the trustee or on its behalf after the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest), except as otherwise provided in the Agreement:

          (1) all payments on account of principal, including principal prepayments, on the Assets;

          (2) all payments on account of interest on the Assets, including any default interest collected, in each case net of any portion retained by a servicer as its servicing compensation and net of any Retained Interest;

          (3) Liquidation Proceeds and Insurance Proceeds, together with the net proceeds on a monthly basis with respect to any Assets acquired for the benefit of securityholders;

          (4) any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of Notes or Certificates, as applicable, as described under "Description of Credit Support;"

          (5) any advances made as described under "Description of the Securities--Advances in Respect of Delinquencies;"

          (6) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements;"

          (7) all proceeds of any Asset or, with respect to a mortgage loan, property acquired in respect of the mortgage loan purchased by the depositor, any Asset Seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under "--Realization Upon Defaulted Assets," and all proceeds of any Asset purchased as described under "Description of the Securities--Termination;"

          (8) any amounts paid by a servicer to cover interest shortfalls arising out of the prepayment of Assets in the trust fund as described below under "--Retained Interest; Servicing Compensation and Payment of Expenses;"

          (9) to the extent that any of these items do not constitute additional servicing compensation to a servicer, any payments on account of modification or assumption fees, late payment charges or Prepayment Premiums on the Assets;

          (10) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies;"

          (11) any amount required to be deposited by a servicer or the trustee in connection with losses realized on investments for the benefit of the servicer or the trustee, as the case may be, of funds held in the Collection Account; and

          (12) any other amounts required to be deposited in the Collection Account as provided in the related Agreement and described in the prospectus supplement.

     WITHDRAWALS. A servicer or the trustee may, from time to time as provided in the related Agreement, make withdrawals from the Collection Account for each trust fund for any of the following purposes, except as otherwise provided in the Agreement:

          (1) to make distributions to the securityholders on each Distribution Date;

          (2) to reimburse a servicer for unreimbursed amounts advanced as described under "Description of the Securities--Advances in Respect of Delinquencies," which reimbursement is to be made out of amounts received that were identified and applied by the servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Assets for which the advances were made or out of amounts drawn under any form of credit support with respect to those Assets;

          (3) to reimburse a servicer for unpaid servicing fees earned and unreimbursed servicing expenses incurred with respect to Assets and properties acquired in respect of the Assets, which reimbursement is to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Assets and properties, and net income collected on the particular properties, which fees were earned or expenses were incurred or out of amounts drawn under any form of credit support for those Assets and properties;

          (4) to reimburse a servicer for any advances described in clause (2) above and any servicing expenses described in clause (3) above which, in the servicer's good faith judgment, will not be recoverable from the amounts described in those clauses, which reimbursement is to be made from amounts collected on other Assets or, if and to the extent so provided by the related Agreement and described in the prospectus supplement, just from that portion of amounts collected on other Assets that is otherwise distributable on one or more classes of Subordinate Notes or Subordinate Certificates, as applicable, if any, remain outstanding, and otherwise any outstanding class of Notes or Certificates, as applicable, of the related series;

          (5) if and to the extent described in the prospectus supplement, to pay a servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause (3) above while those advances and servicing expenses remain outstanding and unreimbursed;

          (6) to reimburse a servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred by these parties, as and to the extent described below under "--Certain Matters Regarding Servicers, the Master Servicer and the Depositor;"

          (7) if and to the extent described in the prospectus supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the trustee's fees;

          (8) to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for expenses, costs and liabilities incurred by these parties, as and to the extent described below under "--Certain Matters Regarding the Trustee;"

          (9) to pay a servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Collection Account;

          (10) to pay the person so entitled any amounts deposited in the Collection Account that were identified and applied by the servicer as recoveries of Retained Interest;

          (11) to pay for costs reasonably incurred in connection with the proper management and maintenance of any Mortgaged Property acquired for the benefit of securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, which payments are to be made out of income received on that property;

          (12) if one or more elections have been made to treat the trust fund or designated portions of the trust fund as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Considerations--REMICs--Taxes That May Be Imposed on the REMIC Pool" or in the prospectus supplement, respectively;

          (13) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired in respect of a mortgage loan in connection with the liquidation of that mortgage loan or property;

          (14) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of securityholders;

          (15) to pay for the costs of recording the related Agreement if that recordation materially and beneficially affects the interests of securityholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warranting Party to remedy any breach of representation or warranty under the Agreement;

          (16) to pay the person so entitled any amounts deposited in the Collection Account in error, including amounts received on any Asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated above under "--Assignment of Assets; Repurchase" and "--Representations and Warranties; Repurchases" or otherwise;

          (17) to make any other withdrawals permitted by the related Agreement; and

          (18) to clear and terminate the Collection Account at the termination of the trust fund.

     OTHER COLLECTION ACCOUNTS. If specified in the prospectus supplement, the Agreement for any series of Notes or Certificates, as applicable, may provide for the establishment and maintenance of a separate collection account into which the servicer will deposit on a daily basis, or any other period as provided in the related Agreement, the amounts described under "Deposits" above for one or more series of Notes or Certificates, as applicable. Any amounts on deposit in any of these collection accounts will be withdrawn from these collection accounts and deposited into the appropriate Collection Account by a time specified in the prospectus supplement. To the extent specified in the prospectus supplement, any amounts that could be withdrawn from the Collection Account as described under "--Withdrawals" above may also be withdrawn from any of these collection accounts. The prospectus supplement will set forth any restrictions for any of these collection accounts, including investment restrictions and any restrictions for financial institutions with which any of these collection accounts may be maintained.

     The servicer will establish and maintain with the indenture trustee an account, in the name of the indenture trustee on behalf of the holders of Notes, into which amounts released from the Collection Account for distribution to the holders of Notes will be deposited and from which all distributions to the holders of Notes will be made.

     COLLECTION AND OTHER SERVICING PROCEDURES. The servicer is required to make reasonable efforts to collect all scheduled payments under the Assets and will follow or cause to be followed those collection procedures that it would follow with respect to assets that are comparable to the Assets and held for its own account, provided that those procedures are consistent with

          (1) the terms of the related Agreement and any related hazard insurance policy or instrument of credit support, if any, included in the related trust fund described in this prospectus or under "Description of Credit Support,"

          (2)  applicable law and

          (3) the general servicing standard specified in the prospectus supplement or, if no standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

In connection, the servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on an Asset.

     Each servicer will also be required to perform other customary functions of a servicer of comparable assets, including maintaining hazard insurance policies as described in this prospectus and in any prospectus supplement, and filing and settling claims under these policies; maintaining, to the extent required by the Agreement, escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the terms of the Assets; processing assumptions or substitutions in those cases where the servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing mortgaged properties or manufactured homes under some circumstances; and maintaining accounting records relating to the Assets. The servicer or any other entity specified in the prospectus supplement will be responsible for filing and settling claims in respect of particular Assets under any applicable instrument of credit support. See "Description of Credit Support."

     The servicer may agree to modify, waive or amend any term of any Asset in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (1) affect the amount or timing of any scheduled payments of principal or interest on the Asset or (2) in its judgment, materially impair the security for the Asset or reduce the likelihood of timely payment of amounts due on the Asset. The servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, an Asset if (1) in its judgment, a material default on the Asset has occurred or a payment default is reasonably foreseeable and (2) in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Asset on a present value basis than would liquidation. In the event of any modification, waiver or amendment of any Asset, the servicer will furnish a copy of that modification, waiver or amendment to the trustee (or its custodian).

     In the case of multifamily loans, a borrower's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage loan debt, or may reflect the diversion of that income from the servicing of the mortgage loan debt. In addition, a borrower under a multifamily loan that is unable to make mortgage loan payments may also be unable to make timely payment of all required taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the servicer will be required to monitor any multifamily loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Multifamily Property and take those other actions as are consistent with the related Agreement. A significant period of time may elapse before the servicer is able to assess the success of servicer, can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose may vary considerably depending on the particular multifamily loan, the Multifamily Property, the borrower, the presence of an acceptable party to assume the multifamily loan and the laws of the jurisdiction in which the Multifamily Property is located.

     REALIZATION UPON DEFAULTED ASSETS

     Generally, the servicer is required to monitor any Asset that is in default, initiate corrective action in cooperation with the borrower if cure is likely, inspect the Asset and take any other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the servicer is able to assess the success of that corrective action or the need for additional initiatives.

     Any Agreement relating to a trust fund that includes mortgage loans or contracts may grant to the servicer and/or the holder or holders of some classes of Notes or Certificates, as applicable, a right of first refusal to purchase from the trust fund at a predetermined purchase price any mortgage loan or contract as to which a specified number of scheduled payments under the Agreement are delinquent. Any right of first refusal granted to the holder of an Offered Security will be described in the prospectus supplement. The prospectus supplement will also describe any similar right granted to any person if the predetermined purchase price is less than the Purchase Price described above under "--Representations and Warranties; Repurchases."

     If specified in the prospectus supplement, the servicer may offer to sell any defaulted mortgage loan or contract described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect to that defaulted mortgage loan or contract, if and when the servicer determines, consistent with the Servicing Standard, so that a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related Agreement will provide that any offering be made in a commercially reasonable manner for a specified period and that the servicer accept the highest cash bid received from any person (including itself, an affiliate of the servicer or any securityholder) that constitutes a fair price for that defaulted mortgage loan or contract. If there is no bid that is determined to be fair, the servicer will proceed with respect to that defaulted mortgage loan or contract as described below. Any bid in an amount at least equal to the Purchase Price described above under "--Representations and Warranties; Repurchases" will in all cases be deemed fair.

     The servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a mortgage loan by operation of law or otherwise and may at any time repossess and realize upon any manufactured home, if that action is consistent with the Servicing Standard and a default on that mortgage loan or contract has occurred or, in the servicer's judgment, is imminent.

     If title to any Mortgaged Property is acquired by a trust fund as to which a REMIC election has been made, the servicer, on behalf of the trust fund, will be required to sell the Mortgaged Property within three years from the close of the calendar year of acquisition, unless (1) the Internal Revenue Service grants an extension of time to sell that property or (2) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund longer than three years after the close of the calendar year of its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any Notes or Certificates, as applicable, are outstanding. Subject to the foregoing, the servicer will be required to (A) solicit bids for any Mortgaged Property so acquired in that manner as will be reasonably likely to realize a fair price for that property and (B) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

     The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made for the related trust fund) on the ownership and management of any Mortgaged Property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

     If recovery on a defaulted Asset under any related instrument of credit support is not available, the servicer nevertheless will be obligated to follow or cause to be followed those normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Asset. If the proceeds of any liquidation of the property securing the defaulted Asset are less than the outstanding principal balance of the defaulted Asset plus interest accrued on the defaulted Asset at the applicable interest rate, plus the total amount of expenses incurred by the servicer in connection with those proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Asset, before the distribution of those Liquidation Proceeds to securityholders, amounts representing its normal servicing compensation on the Security, unreimbursed servicing expenses incurred with respect to the Asset and any unreimbursed advances of delinquent payments made with respect to the Asset.

     If any property securing a defaulted Asset is damaged the servicer is not required to expend its own funds to restore the damaged property unless it determines (1) that restoration will increase the proceeds to securityholders on liquidation of the Asset after reimbursement of the servicer for its expenses and (2) that its expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     The pooling and servicing agreement will require the trustee, if it has not received a distribution for any Mortgage Security or Agency Security by the fifth business day after the date on which that distribution was due and payable pursuant to the terms of that Agency Security, to request the issuer or guarantor, if any, of that Mortgage Security or Agency Security to make that payment as promptly as possible and legally permitted to take legal action against that issuer or guarantor as the trustee deems appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the trustee in connection with the prosecution of this legal action will be reimbursable to the trustee out of the proceeds of that action and will be retained by the trustee before the deposit of any remaining proceeds in the Collection Account pending distribution of the Collection Account to securityholders of the related series. If the proceeds of any legal action are insufficient to reimburse the trustee for its legal fees and expenses, the trustee will be entitled to withdraw from the Collection Account an amount equal to its expenses, and the trust fund may realize a loss in that amount.

     As servicer of the Assets, a servicer, on behalf of itself, the trustee and the securityholders, will present claims to the borrower under each instrument of credit support, and will take those reasonable steps as are necessary to receive payment or to permit recovery under these instruments for defaulted Assets.

     If a servicer or its designee recovers payments under any instrument of credit support for any defaulted Assets, the servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of those proceeds, before distribution of the Collection Account to securityholders, amounts representing its normal servicing compensation on that Asset, unreimbursed servicing expenses incurred for the Asset and any unreimbursed advances of delinquent payments made with respect to the Asset. See "Hazard Insurance Policies" and "Description of Credit Support."

     HAZARD INSURANCE POLICIES

     MORTGAGE LOANS. Generally, each Agreement for a trust fund composed of mortgage loans will require the servicer to cause the borrower on each mortgage loan to maintain a hazard insurance policy (including flood insurance coverage, if obtainable, to the extent the property is located in a federally designated flood area, in an amount as is required under applicable guidelines) providing for the level of coverage that is required under the related Mortgage or, if any Mortgage permits its holder to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, then the level of coverage that is consistent with the Servicing Standard. That coverage will be in general in an amount equal to the lesser of the principal balance owing on that mortgage loan (but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy) and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis or any other amount specified in the prospectus supplement. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the servicer under any of these policies (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and mortgage note) will be deposited in the Collection Account in accordance with the related Agreement.

     The Agreement may provide that the servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the servicer's maintaining a blanket policy insuring against hazard losses on the mortgage loans. If the blanket policy contains a deductible clause, the servicer will be required to deposit in the Collection Account from its own funds all sums that would have been deposited in the Collection Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms of the policies are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the Mortgaged Properties securing the mortgage loans will typically contain a coinsurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the coinsurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (1) the replacement cost of the improvements less physical depreciation and (2) that proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of those improvements.

     Each Agreement for a trust fund composed of mortgage loans will require the servicer to cause the borrower on each mortgage loan to maintain all other insurance coverage for the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

     Any cost incurred by the servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of that cost will not be taken into account for purposes of calculating the distribution to be made to securityholders. Those costs may be recovered by the servicer from the Collection Account, with interest, as provided by the Agreement.

     Under the terms of the mortgage loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The servicer, on behalf of the trustee and securityholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the mortgage loans. However, the ability of the servicer to present or cause to be presented those claims is dependent upon the extent to which information in this regard is furnished to the servicer by borrowers.

     CONTRACTS. Generally, the terms of the agreement for a trust fund composed of contracts will require the servicer to maintain for each contract one or more hazard insurance policies that provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue those policies in the state in which the manufactured home is located, and in an amount that is not less than the maximum insurable value of that manufactured home or the principal balance due from the borrower on the related contract, whichever is less; provided, however, that the amount of coverage provided by each hazard insurance policy must be sufficient to avoid the application of any co-insurance clause contained therein. When a manufactured home's location was, at the time of origination of the related contract, within a federally designated special flood hazard area, the servicer must cause flood insurance to be maintained, which coverage must be at least equal to the minimum amount specified in the preceding sentence or any lesser amount as may be available under the federal flood insurance program. Each hazard insurance policy caused to be maintained by the servicer must contain a standard loss payee clause in favor of the servicer and its successors and assigns. If any borrower is in default in the payment of premiums on its hazard insurance policy or policies, the servicer must pay those premiums out of its own funds, and may add separately the premiums to the borrower's obligation as provided by the contract, but may not add the premiums to the remaining principal balance of the contract.

     The servicer may maintain, in lieu of causing individual hazard insurance policies to be maintained for each manufactured home, and must maintain, to the extent that the related contract does not require the borrower to maintain a hazard insurance policy for the related manufactured home, one or more blanket insurance policies covering losses on the borrower's interest in the contracts resulting from the absence or insufficiency of individual hazard insurance policies. The servicer must pay the premium for that blanket policy on the basis described therein and must pay any deductible amount for claims under that policy relating to the contracts.

     FHA INSURANCE AND VA GUARANTEES

     FHA loans will be insured by the FHA as authorized under the Housing Act. Some FHA loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units, the FHA 245 graduated payment mortgage program and the FHA Title I Program. These programs generally limit the principal amount and interest rates of the mortgage loans insured. The prospectus supplement for Notes or Certificates, as applicable, of each series evidencing interests in a trust fund including FHA loans will set forth additional information regarding the regulations governing the applicable FHA insurance programs. Except as otherwise specified in the prospectus supplement, the following describes FHA insurance programs and regulations as generally in effect for FHA loans.

     The insurance premiums for FHA loans are collected by lenders approved by the Department of Housing and Urban Development ("HUD") or by the servicer and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to the United States of America or upon assignment of the defaulted loan to the United States of America. For a defaulted FHA loan, the servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the servicer or HUD, that default was caused by circumstances beyond the borrower's control, the servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the borrower. Those plans may involve the reduction or suspension of regular mortgage payments for a specified period, with those payments to be made on or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or, other than FHA loans originated under the FHA Title I Program, beyond the maturity date. In addition, when a default caused by those circumstances is accompanied by other criteria, HUD may provide relief by making payments to the servicer in partial or full satisfaction of amounts due under the FHA loan (which payments are to be repaid by the borrower to HUD) or by accepting assignment of the loan from the servicer. With some exceptions, at least three full monthly installments must be due and unpaid under the FHA loan, and HUD must have rejected any request for relief from the borrower before the servicer may initiate foreclosure proceedings.

     HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. To the extent specified in the prospectus supplement, the servicer of each single family FHA loan will be obligated to purchase any debenture issued in satisfaction of that FHA loan upon default for an amount equal to the principal amount of that debenture.

     Other than in relation to the FHA Title I Program, the amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted FHA loan adjusted to reimburse the servicer for some of its costs and expenses and to deduct amounts received or retained by the servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid before that date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the FHA loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA loan, bears interest from a date 30 days after the borrower's first uncorrected failure to perform any obligation to make any payment due under the mortgage and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

     VA loans will be partially guaranteed by the VA under the Serviceman's Readjustment Act (a "VA Guaranty Policy"). For a defaulted VA loan, the servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guarantee is submitted after liquidation of the Mortgaged Property.

     The amount payable under the guarantee will be the percentage of the VA loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guarantee will be equal to the unpaid principal amount of that VA loan, interest accrued on the unpaid balance of that VA loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that those amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guarantee may in no event exceed the amount of the original guarantee.

     FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Each Agreement will require that the servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination of these insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the servicer. The related Agreement will allow the servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the servicer so long as the criteria set forth in the Agreement are met.

     DUE-ON-SALE CLAUSES

     The mortgage loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the mortgage loan upon any sale, transfer or conveyance of the related Mortgaged Property. The servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the servicer will not take any action in relation to the enforcement of any due-on-sale clause that would:

     o adversely affect or jeopardize coverage under any applicable insurance policy or

     o materially increase the risk of default or delinquency on, or materially impair the security for, that mortgage loan.

     Any fee collected by or on behalf of the servicer for entering into an assumption agreement will be retained by or on behalf of the servicer as additional servicing compensation. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses."

     The contracts may also contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related mortgaged property, or due-on-sale clauses. The servicer will generally permit that transfer so long as the transferee satisfies the servicer's then applicable underwriting standards. The purpose of those transfers is often to avoid a default by the transferring borrower.

     RETAINED INTEREST, SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of Notes or Certificates, as applicable, will specify whether there will be any Retained Interest in the Assets, and, if so, the initial owner of this Retained Interest. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in an Asset represents a specified portion of the interest payable on the Asset. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     The servicer's primary servicing compensation for a series of Notes or Certificates, as applicable, will come from the periodic payment to it of a portion of the interest payment on each Asset or any other amount specified in the prospectus supplement. Since any Retained Interest and a servicer's primary compensation are percentages of the principal balance of each Asset, those amounts will decrease in accordance with the amortization of the Assets. The prospectus supplement for a series of Notes or Certificates, as applicable, evidencing interests in a trust fund that includes mortgage loans or contracts may provide that, as additional compensation, the servicer may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from borrowers and any interest or other income that may be earned on funds held in the Collection Account or any account established by a servicer pursuant to the Agreement.

     The servicer may, to the extent provided in the prospectus supplement, pay from its servicing compensation expenses incurred in connection with its servicing and managing of the Assets, including payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to securityholders, and payment of any other expenses described in the prospectus supplement. Some other expenses, including expenses relating to defaults and liquidations on the Assets and, to the extent so provided in the prospectus supplement, interest on these expenses at the rate specified in the prospectus supplement may be borne by the trust fund.

     If and to the extent provided in the prospectus supplement, the servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period to interest shortfalls resulting from the voluntary prepayment of any Assets in the related trust fund during that period before their due dates.

     EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to Assets that include mortgage loans or contracts, unless otherwise provided in the prospectus supplement, will provide that on or before a specified date in each year, beginning with the first of these dates at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for Freddie Mac or any other program used by the servicer, the servicing by or on behalf of the servicer of mortgage loans under agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of those agreements or that program except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for Freddie Mac, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, or any other program, requires it to report.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an officer's certificate of the servicer to the effect that the servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     CERTAIN MATTERS REGARDING SERVICERS, THE MASTER SERVICER AND THE DEPOSITOR

     The servicer or master servicer under each Agreement will be named in the prospectus supplement. The entities serving as servicer or master servicer may be affiliates of the depositor and may have other normal business relationships with the depositor or the depositor's affiliates. If applicable, reference in this prospectus to the servicer will also be deemed to be to the master servicer. Each Agreement will provide, in general, that:

     o The servicer may resign from its obligations and duties under the Agreement only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the servicer so causing that conflict being of a type and nature carried on by the servicer at the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the Agreement.

     o Neither any servicer, the depositor nor any director, officer, employee, or agent of a servicer or the depositor will be under any liability to the related trust fund or securityholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a servicer, the depositor nor any other person will be protected against any breach of a representation, warranty or covenant made in the related Agreement, or against any liability specifically imposed by the Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Agreement or by reason of reckless disregard of obligations and duties under the Agreement.

     o Any servicer, the depositor and any director, officer, employee or agent of a servicer or the depositor will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Notes or Certificates, as applicable; provided, however, that that indemnification will not extend to any loss, liability or expense

          (1) specifically imposed by that Agreement or otherwise incidental to the performance of obligations and duties under the Agreement, including, in the case of a servicer, the prosecution of an enforcement action in respect of any specific mortgage loan or mortgage loans or contract or contracts (except as any loss, liability or expense will be otherwise reimbursable pursuant to that Agreement);

          (2) incurred in connection with any breach of a representation, warranty or covenant made in that Agreement;

          (3) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Agreement, or by reason of reckless disregard of those obligations or duties;

          (4) incurred in connection with any violation of any state or federal securities law; or

          (5) imposed by any taxing authority if that loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

     o Neither any servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any servicer or the depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties to the Agreement and the interests of the securityholders under the Agreement. In that event, the legal expenses and costs of that action and any liability resulting will be expenses, costs and liabilities of the securityholders, and the servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Account.

     Any person into which the servicer or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer or the depositor is a party, or any person succeeding to the business of the servicer or the depositor, may be the successor of the servicer or the depositor, as the case may be, under the terms of the related Agreement.

     SPECIAL SERVICERS

     If and to the extent specified in the prospectus supplement, a special servicer (a "Special servicer") may be a party to the related Agreement or may be appointed by the servicer or another specified party to perform specified duties in respect of servicing the related mortgage loans that would otherwise be performed by the servicer (for example, the workout and/or foreclosure of defaulted mortgage loans). The rights and obligations of any Special servicer will be specified in the prospectus supplement, and the servicer will be liable for the performance of a Special servicer only if, and to the extent, set forth in the prospectus supplement.

     EVENTS OF DEFAULT UNDER THE AGREEMENT

     Events of default under the related Agreement will generally include:

     o any failure by the servicer to distribute or cause to be distributed to securityholders, or to remit to the trustee for distribution to securityholders, any required payment that continues after a grace period, if any;

     o any failure by the servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement that continues unremedied for 30 days after written notice of that failure has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by securityholders evidencing not less than 25% of the voting rights for that series;

     o any breach of a representation or warranty made by the servicer under the Agreement that materially and adversely affects the interests of securityholders and which continues unremedied for 30 days after written notice of that breach has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by the holders of Notes or Certificates, as applicable, evidencing not less than 25% of the voting rights for that series; and

     o some events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and actions by or on behalf of the servicer indicating its insolvency or inability to pay its obligations.

     Material variations to the foregoing events of default (other than to shorten cure periods or eliminate notice requirements) will be specified in the prospectus supplement. The trustee will, not later than the later of 60 days or any other period specified in the prospectus supplement after the occurrence of any event that constitutes or, with notice or lapse of time or both, would constitute an event of default and five days after specific officers of the trustee become aware of the occurrence of that event, transmit by mail to the depositor and all securityholders of the applicable series notice of that occurrence, unless that default has been cured or waived.

     RIGHTS UPON EVENT OF DEFAULT UNDER THE AGREEMENTS

     So long as an event of default under an Agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of Notes or Certificates, as applicable, evidencing not less than 51% (or any other percentage specified in the Agreement) of the voting rights for that series, the trustee will terminate all of the rights and obligations of the servicer under the Agreement and in and to the mortgage loans (other than as a securityholder or as the owner of any Retained Interest), whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the servicer under the Agreement (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent Assets, or if the prospectus supplement so specifies, then the trustee will not be obligated to make those advances) and will be entitled to similar compensation arrangements. If the trustee is unwilling or unable so to act, it may or, at the written request of the holders of Notes or Certificates, as applicable, entitled to at least 51% (or any other percentage specified in the Agreement) of the voting rights for that series, it must appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the rating agency with a net worth at the time of that appointment of at least $15,000,000 (or any other amount specified in the Agreement) to act as successor to the servicer under the Agreement. Pending that appointment, the trustee is obligated to act in that capacity. The trustee and any successor servicer may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the servicer under the Agreement.

     The holders of Notes or Certificates, as applicable, representing at least 66 2/3% (or any other percentage specified in the Agreement) of the voting rights allocated to the respective classes of Notes or Certificates, as applicable, affected by any event of default will be entitled to waive that event of default; provided, however, that an Event of Default involving a failure to distribute a required payment to securityholders described in clause
(1) under "Events of Default under the Agreements" may be waived only by all of the securityholders. Upon any waiver of an event of default, that event of default will cease to exist and will be deemed to have been remedied for every purpose under the Agreement.

     No securityholders will have the right under any Agreement to institute any proceeding with respect to the Agreement unless that holder previously has given to the trustee written notice of default and unless the holders of Notes or Certificates, as applicable, evidencing not less than 25% (or any other percentage specified in the Agreement) of the voting rights have made written request upon the trustee to institute that proceeding in its own name as trustee under the Agreement and have offered to the trustee reasonable indemnity, and the trustee for 60 days (or any other number of days specified in the Agreement) has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising under the Agreement or to institute, conduct or defend any litigation under the Agreement or in relation to the Agreement at the request, order or direction of any of the securityholders covered by that Agreement, unless those securityholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred.

     The manner of determining the voting rights of a Security or class or classes of Notes or Certificates, as applicable, will be specified in the Agreement.

     AMENDMENT

     In general, each Agreement may be amended by the parties to it, without the consent of any securityholders covered by the Agreement, to

          (1) cure any ambiguity or mistake;

          (2) correct, modify or supplement any provision in the Agreement that may be inconsistent with any other provision in the Agreement or with the prospectus supplement;

          (3) make any other provisions with respect to matters or questions arising under the Agreement that are not materially inconsistent with the provisions of the Agreement; or

          (4) comply with any requirements imposed by the Code; provided that, in the case of clause (3), that amendment will not adversely affect in any material respect the interests of any securityholders covered by the Agreement as evidenced either by an opinion of counsel to that effect or the delivery to the trustee of written notification from each rating agency that provides, at the request of the depositor, a rating for the Offered Notes or Offered Certificates, as applicable, of the related series to the effect that that amendment or supplement will not cause that rating agency to lower or withdraw the then current rating assigned to those Notes or Certificates, as applicable.

     In general, each Agreement may also be amended by the depositor, the servicer, if any, and the trustee, with the consent of the securityholders affected by the amendment evidencing not less than 51% (or any other percentage specified in the Agreement) of the voting rights, for any purpose; provided, however, no amendment may (1) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Assets that are required to be distributed on any Security without the consent of the securityholder or (2) reduce the consent percentages described in this paragraph without the consent of all the securityholders covered by the Agreement then outstanding. However, for any series of Notes or Certificates, as applicable, as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it has first have received an opinion of counsel to the effect that that amendment will not result in the imposition of a tax on the related trust fund or, if applicable, cause the related trust fund to fail to qualify as a REMIC, at any time that the related Notes or Certificates, as applicable, are outstanding.

     THE TRUSTEE

     The trustee under each Agreement will be named in the prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with the depositor and its affiliates, with any servicer and its affiliates and with any master servicer and its affiliates. To the extent consistent with its fiduciary obligations as trustee, the trustee may delegate its duties to one or more agents as provided in the Agreement.

     DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the Notes or Certificates, as applicable, or any Asset or related document and is not accountable for the use or application by or on behalf of any servicer of any funds paid to the master servicer or its designee in respect of the Notes or Certificates, as applicable, or the Assets, or deposited into or withdrawn from the Collection Account or any other account by or on behalf of the servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine those documents and to determine whether they conform to the requirements of the Agreement.

     CERTAIN MATTERS REGARDING THE TRUSTEE

     The trustee and any director, officer, employee or agent of the trustee will be entitled to indemnification out of the Collection Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the trustee's

     (1) enforcing its rights and remedies and protecting the interests of the securityholders during the continuance of an Event of Default,

     (2) defending or prosecuting any legal action in respect of the related Agreement or series of Notes or Certificates, as applicable,

     (3) being the mortgagee of record for the mortgage loans in a trust fund and the owner of record for any Mortgaged Property acquired in respect thereof for the benefit of securityholders, or

     (4) acting or refraining from acting in good faith at the direction of the holders of the related series of Notes or Certificates, as applicable, entitled to not less than 25% (or any other percentage as is specified in the related Agreement for any particular matter) of the voting rights for that series;

provided, however, that this indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties under the Agreement, or by reason of its reckless disregard of those obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the Agreement.

     RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an Agreement by giving written notice of its resignation to the depositor, the servicer, if any, each rating agency, and all securityholders. Upon receiving that notice of resignation, the depositor is required promptly to appoint a successor trustee acceptable to the servicer, if any. If no successor trustee has been so appointed and has accepted appointment within 30 days after the giving of that notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee ceases to be eligible to continue as a trustee under the related Agreement, or if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the trustee has adversely affected or will adversely affect the rating on any class of the Notes or Certificates, as applicable, then the depositor and/or a party specified in the related Agreement may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any, according to the terms of the related Agreement. Securityholders of any series entitled to at least 51% (or any other percentage specified in the prospectus supplement) of the voting rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

MATERIAL TERMS OF THE INDENTURE

     GENERAL

     The following summary describes the material provisions that may appear in each indenture. The prospectus supplement for a series of Notes will describe any provision of the indenture relating to that series that materially differs from the description of that provision contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified by reference to, all of the provisions of the indenture for a series of Notes. A form of an indenture has been filed as an exhibit to the Registration Statement of which this prospectus is a part. The depositor will provide a copy of the indenture (without exhibits) relating to any series of Notes without charge upon written request of a securityholder of that series addressed to Nomura Asset Acceptance Corporation, Two World Financial Center, Building B, 21st Floor, New York, New York 10281, Attention: [__________].

     EVENTS OF DEFAULT

     Events of default under the indenture for each series of Notes will generally include:

     o a default for thirty days (or any other number of days specified in the prospectus supplement) or more in the payment of any principal of or interest on a Note of that series, to the extent specified in the prospectus supplement;

     o failure to perform any other covenant of the depositor or the trust fund in the indenture that continues for a period of sixty days (or any other number of days specified in the prospectus supplement or the indenture) after notice of the failure is given in accordance with the procedures described in the prospectus supplement;

     o any representation or warranty made by the depositor or the trust fund in the indenture or in any certificate or other writing delivered pursuant to the indenture or in connection with the indenture with respect to or affecting that series having been incorrect in a material respect as of the time made, and that breach is not cured within sixty days (or any other number of days specified in the prospectus supplement) after notice of the breach is given in accordance with the procedures described in the prospectus supplement;

     o specified events of bankruptcy, insolvency, receivership or liquidation of the trust fund; or

     o any other event of default provided with respect to Notes of that series.

     If an event of default with respect to the Notes of any series at the time outstanding occurs and is continuing, subject to and in accordance with the terms of the indenture, either the indenture trustee or the holders of a majority of the then total outstanding amount of the Notes of that series may declare the principal amount (or, if the Notes of that series are Accrual Securities, that portion of the principal amount as may be specified in the terms of that series, as provided in the indenture) of all the Notes of that series to be due and payable immediately. That declaration may, under some circumstances, be rescinded and annulled by the securityholders of a majority in total outstanding amount of the Notes of that series.

     If, following an event of default with respect to any series of Notes, the Notes of that series have been declared to be due and payable, the indenture trustee may, in its discretion, notwithstanding that acceleration, elect to maintain possession of the collateral securing the Notes of that series and to continue to apply distributions on that collateral as if there had been no declaration of acceleration if that collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of that series as they would have become due if there had not been that declaration. In addition, the indenture trustee may not sell or otherwise liquidate the collateral securing the Notes of a series following an event of default, other than a default in the payment of any principal or interest on any Note of that series for thirty days or more, unless

          (1) the holders of 100% (or any other percentage specified in the indenture) of the then total outstanding amount of the Notes of that series consent to that sale;

          (2) the proceeds of that sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of that series at the date of that sale; or

          (3) the indenture trustee determines that that collateral would not be sufficient on an ongoing basis to make all payments on the Notes as those payments would have become due if the Notes had not been declared due and payable, and the indenture trustee obtains the consent of the holders of 66 2/3% (or any other percentage specified in the indenture) of the then total outstanding amount of the Notes of that series.

     If so specified in the prospectus supplement, only holders of particular classes of Notes will have the right to declare the Notes of that series to be immediately due and payable in the event of a payment default, as described above, and to exercise the remedies described above.

     If the indenture trustee liquidates the collateral in connection with an event of default involving a default for thirty days (or any other number of days specified in the indenture) or more in the payment of principal of or interest on the Notes of a series, the indenture provides that the indenture trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of that event of default, the amount available for distribution to the securityholders would be less than would otherwise be the case. However, the indenture trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the securityholders after the occurrence of that event of default.

     To the extent provided in the prospectus supplement, in the event the principal of the Notes of a series is declared due and payable, as described above, the holders of any Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount of the Notes less the amount of the discount that is unamortized.

     Subject to the provisions of the indenture relating to the duties of the indenture trustee, in case an event of default occurs and continues for a series of Notes, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the securityholders of that series, unless those holders offer to the indenture trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in complying with that request or direction. Subject to those provisions for indemnification and some limitations contained in the indenture, the holders of a majority of the then total outstanding amount of the Notes of that series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the Notes of that series, and the holders of a majority of the then total outstanding amount of the Notes of that series may, in some cases, waive any default with respect to the Notes, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of that series affected.

     DISCHARGE OF INDENTURE

     The indenture will be discharged, subject to the provisions of the indenture, for a series of Notes (except for continuing rights specified in the indenture) upon the delivery to the indenture trustee for cancellation of all the Notes of that series or, with some limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all of the Notes of that series.

     With some limitations, the indenture will provide that, if specified for the Notes of any series, the related trust fund will be discharged from any and all obligations in respect of the Notes of that series (except for obligations specified in the indenture including obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of that series, to replace stolen, lost or mutilated Notes of that series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the indenture trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect of the Notes in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of that series on the maturity date for those Notes and any installment of interest on those Notes in accordance with the terms of the indenture and the Notes of that series. In the event of any defeasance and discharge of Notes of that series, holders of Notes of that series would be able to look only to that money and/or those direct obligations for payment of principal and interest, if any, on their Notes until maturity.

     INDENTURE TRUSTEE'S ANNUAL REPORT

     The indenture trustee for each series of Notes will be required to mail each year to all related securityholders a brief report, as provided in the indenture, relating to its eligibility and qualification to continue as indenture trustee under the related indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of indebtedness owing by that Trust to the applicable indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee in its capacity as indenture trustee and any action taken by it that materially affects the Notes and that has not been previously reported.

     THE INDENTURE TRUSTEE

     The indenture trustee for a series of Notes will be specified in the prospectus supplement. The indenture trustee for any series may resign at any time in accordance with the terms of the indenture, in which event the depositor or the appropriate party designated in the indenture will be obligated to appoint a successor trustee for that series. The depositor or the appropriate party designated in the indenture may also remove any indenture trustee if that indenture trustee ceases to be eligible to continue as the indenture trustee under the related indenture, if that indenture trustee becomes insolvent or for any other grounds specified in the indenture. In those circumstances the depositor or the appropriate party designated in the indenture will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the indenture trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for that series.

     The bank or trust company serving as indenture trustee may have a banking relationship with the depositor or any of its affiliates, a servicer or any of its affiliates or the master servicer or any of its affiliates. To the extent consistent with its fiduciary obligations as indenture trustee, the indenture trustee may delegate its duties to one or more agents as provided in the indenture and the Agreement.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of Notes or Certificates, as applicable, credit support may be provided for one or more classes of the series or the related Assets. Credit support may be in the form of:

     o the subordination of one or more classes of Notes or Certificates, as applicable;

     o    letters of credit;

     o    insurance policies;

     o    guarantees;

     o    the establishment of one or more reserve funds; or

     o any other method of credit support described in the prospectus supplement, or any combination of the foregoing.

     Any form of credit support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     The coverage provided by any credit support will be described in the prospectus supplement. Generally, that coverage will not provide protection against all risks of loss and will not guarantee repayment of the entire Security Balance of the Notes or Certificates, as applicable, and interest on the Security Balance. If losses or shortfalls occur that exceed the amount covered by credit support or that are not covered by credit support, securityholders will bear their allocable share of deficiencies. Moreover, if a form of credit support covers more than one series of Notes or Certificates, as applicable, (each, a "Covered Trust"), securityholders evidencing interests in any of those Covered Trusts will be subject to the risk that the credit support will be exhausted by the claims of other Covered Trusts before that Covered Trust receiving any of its intended share of that coverage.

     If credit support is provided for one or more classes of Notes or Certificates, as applicable, of a series, or the related Assets, the prospectus supplement will include a description of

     (a)  the nature and amount of coverage under that credit support,

     (b) any conditions to payment under the prospectus supplement not otherwise described in this prospectus,

     (c) the conditions (if any) under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced and

     (d)  the material provisions relating to that credit support.

Additionally, the prospectus supplement will set forth information with respect to the obligor under any financial guaranty insurance policy, letter of credit, guarantee or similar instrument of credit support, including

     (1)  a brief description of its principal business activities,

     (2) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business,

     (3) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and

     (4) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement.

SUBORDINATE SECURITIES

     One or more classes of Notes or Certificates, as applicable, of a series may be Subordinate Notes or Subordinate Certificates, as applicable, if specified in the prospectus supplement. The rights of the holders of Subordinate Notes or Subordinate Certificates, as applicable, to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to those rights of the holders of Senior Notes or Senior Certificates, as applicable. The subordination of a class may apply only in the event of (or may be limited to) particular types of losses or shortfalls. The prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Notes or Subordinate Certificates, as applicable, in a series, the circumstances in which that subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the Assets for a series are divided into separate groups, each supporting a separate class or classes of Notes or Certificates, as applicable, of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Notes or Senior Certificates, as applicable, evidencing interests in one group of mortgage loans before distributions on Subordinate Notes or Subordinate Certificates, as applicable, evidencing interests in a different group of mortgage loans within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying those provisions.

LIMITED GUARANTEE

     If specified in the prospectus supplement for a series of Notes or Certificates, as applicable, credit enhancement may be provided in the form of a limited guarantee issued by a guarantor named in the prospectus supplement.

FINANCIAL GUARANTY INSURANCE POLICY OR SURETY BOND

     Credit enhancement may be provided in the form of a financial guaranty insurance policy or a surety bond issued by an insurer named in the policy or surety bond, if specified in the prospectus supplement.

LETTER OF CREDIT

     Alternative credit support for a series of Notes or Certificates, as applicable, may be provided by the issuance of a letter of credit by the bank or financial institution specified in the prospectus supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued for a series of Notes or Certificates, as applicable, will be set forth in the prospectus supplement relating to that series.

POOL INSURANCE POLICIES

     If specified in the prospectus supplement relating to a series of Notes or Certificates, as applicable, a pool insurance policy for the mortgage loans in the related trust fund will be obtained. The pool insurance policy will cover any loss (subject to the limitations described in the prospectus supplement) by reason of default to the extent a related mortgage loan is not covered by any primary mortgage insurance policy. The amount and principal terms of any pool insurance coverage will be set forth in the prospectus supplement.

PRIMARY MORTGAGE INSURANCE

     To the extent provided in the prospectus supplement, some of the Mortgage Loans may be insured by primary mortgage insurance.

     A primary mortgage insurance policy generally insures against default on the subject mortgage loan up to an amount set forth therein, unless and until the principal balance of the mortgage loan is reduced to a level that would produce a loan-to-value ratio equal to or less than 78%. However, the foregoing standard may vary significantly depending on the characteristics of the subject mortgage loans and the applicable underwriting standards. A mortgage loan will not be considered to be an exception to the foregoing standard if no primary mortgage insurance policy was obtained at origination but the mortgage loan has amortized to a 78% or less loan-to-value ratio level as of the Cut-off Date. In most cases, the related Servicer will have the ability to cancel any primary mortgage insurance policy if the loan-to-value ratio of the subject Mortgage Loan is reduced to 78% or less, or a lesser specified percentage, based on an appraisal of the Mortgaged Property after the Closing Date or as a result of principal payments that reduce the principal balance of the subject Mortgage Loan after the Closing Date.

     Pursuant to recently enacted federal legislation, mortgagors with respect to many residential mortgage loans originated on or after July 29, 1999, will have a right to request the cancellation of any primary mortgage insurance policy insuring loans when the outstanding principal amount of the mortgage loan has been reduced or is scheduled to have been reduced to 78% or less of the value of the mortgaged property at the time the mortgage loan was originated. The mortgagor's right to request the cancellation of the policy is subject to certain conditions, including (i) the condition that no monthly payment has been thirty days or more past due during the twelve months prior to the cancellation date, and no monthly payment has been sixty days or more past due during the twelve months prior to that period, (ii) there has been no decline in the value of the mortgaged property since the time the mortgage loan was originated and
(iii) the mortgaged property is not encumbered by subordinate liens. In addition, any requirement for primary mortgage insurance will automatically terminate when the scheduled principal balance of the mortgage loan, based on the original amortization schedule for the mortgage loan, is reduced to 78% or less of the value of the mortgaged property at the time of origination, provided the mortgage loan is current. The legislation requires that mortgagors be provided written notice of these cancellation rights at the origination of the mortgage loans.

     If the requirement for primary mortgage insurance is not otherwise canceled or terminated in the circumstances described above, it must be terminated no later than the first day of the month immediately following the date that is the midpoint of the loan's amortization period, if, on that date, the borrower is current on the payments required by the terms of the mortgage loan. The mortgagee's or servicer's failure to comply with the law could subject such parties to civil money penalties but would not affect the validity or enforceability of the mortgage loan. The law does not preempt any state law regulating primary mortgage insurance except to the extent that such law is inconsistent with the federal law and then only to the extent of the inconsistency.

     Mortgage loans which are subject to negative amortization will only be covered by a primary mortgage insurance policy if that coverage was required upon their origination, notwithstanding that subsequent negative amortization may cause that mortgage loan's loan-to-value ratio, based on the then-current balance, to subsequently exceed the limits which would have required coverage upon their origination. Primary mortgage insurance policies may be required to be obtained and paid for by the mortgagor, or may be paid for by the servicer.

     While the terms and conditions of primary mortgage insurance policies issued by one primary mortgage insurer will usually differ from those in primary mortgage insurance policies issued by other primary mortgage insurers, each primary mortgage insurance policy generally will pay either:

     o    the insured percentage of the loss on the related mortgaged property;

     o the entire amount of the loss, after receipt by the primary mortgage insurer of good and merchantable title to, and possession of, the mortgaged property; or

     o at the option of the primary mortgage insurer under certain primary mortgage insurance policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the mortgage loan if it had not been discharged plus any advances made by the insured until the earlier of
          (a) the date the mortgage loan would have been discharged in full if the default had not occurred or (b) an approved sale.

     The amount of the loss as calculated under a primary mortgage insurance policy covering a mortgage loan will in most cases consist of the unpaid principal amount of such mortgage loan and accrued and unpaid interest thereon and reimbursement of some expenses, less:

     o rents or other payments received by the insured, other than the proceeds of hazard insurance, that are derived from the related mortgaged property;

     o hazard insurance proceeds received by the insured in excess of the amount required to restore the mortgaged property and which have not been applied to the payment of the mortgage loan;

     o    amounts expended but not approved by the primary mortgage insurer;

     o    claim payments previously made on the mortgage loan; and

     o    unpaid premiums and other amounts.

     As conditions precedent to the filing or payment of a claim under a primary mortgage insurance policy, in the event of default by the mortgagor, the insured will typically be required, among other things, to:

     o advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the primary mortgage insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs;

     o in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the primary mortgage insurance policy, ordinary wear and tear excepted; and

     o tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

SPECIAL HAZARD INSURANCE POLICIES

     A special hazard insurance policy may also be obtained for the related trust fund, if specified in the prospectus supplement, in the amount set forth in the prospectus supplement. The special hazard insurance policy will, subject to the limitations described in the prospectus supplement, protect against loss by reason of damage to Mortgaged Properties caused by hazards not insured against under the standard form of hazard insurance policy for the respective states, in which the Mortgaged Properties are located. The amount and principal terms of any special hazard insurance coverage will be set forth in the prospectus supplement.

BORROWER BANKRUPTCY BOND

     Losses resulting from a bankruptcy proceeding relating to a borrower affecting the mortgage loans in a trust fund for a series of Notes or Certificates, as applicable, will, if specified in the prospectus supplement, be covered under a borrower bankruptcy bond (or any other instrument that will not result in a downgrading of the rating of the Notes or Certificates, as applicable, of a series by the rating agency or agencies that rate that series). Any borrower bankruptcy bond or any other instrument will provide for coverage in an amount meeting the criteria of the rating agency or agencies rating the Notes or Certificates, as applicable, of the related series, which amount will be set forth in the prospectus supplement. The amount and principal terms of any borrower bankruptcy coverage will be set forth in the prospectus supplement.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of Notes or Certificates, as applicable, deficiencies in amounts otherwise payable on those Notes or Certificates, as applicable, or specific classes of Notes or Certificates, as applicable, will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination of these will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing a specified amount of the distributions received on the related Assets as specified in the prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income on these amounts, if any, will be applied for the purposes, in the manner, and to the extent specified in the prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Notes or Certificates, as applicable. If specified in the prospectus supplement, reserve funds may be established to provide limited protection against only some types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the prospectus supplement and will not be available for further application to the Notes or Certificates, as applicable.

     Money deposited in any reserve funds will be invested in Permitted Investments, to the extent specified in the prospectus supplement. To the extent specified in the prospectus supplement, any reinvestment income or other gain from those investments will be credited to the related reserve fund for that series, and any loss resulting from those investments will be charged to the reserve fund. However, that income may be payable to any related servicer or another service provider or other entity. To the extent specified in the prospectus supplement, the reserve fund, if any, for a series will not be a part of the trust fund.

     Additional information concerning any reserve fund will be set forth in the prospectus supplement, including the initial balance of the reserve fund, the balance required to be maintained in the reserve fund, the manner in which the required balance will decrease over time, the manner of funding the reserve fund, the purposes for which funds in the reserve fund may be applied to make distributions to securityholders and use of investment earnings from the reserve fund, if any.

OVERCOLLATERALIZATION

     If specified in the prospectus supplement, subordination provisions of a trust fund may be used to accelerate to a limited extent the amortization of one or more classes of Notes or Certificates, as applicable, relative to the amortization of the related Assets. The accelerated amortization is achieved by the application of excess interest to the payment of principal of one or more classes of Notes or Certificates, as applicable. This acceleration feature creates, for the Assets or groups of Assets, overcollateralization, which is the excess of the total principal balance of the related Assets, or a group of related Assets, over the principal balance of the related class or classes of Notes or Certificates, as applicable. This acceleration may continue for the life of the related Security, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, and subject to the provisions specified in the prospectus supplement, the limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of material legal matters relating to the loans. Because the legal matters are determined primarily by applicable state law and because state laws may differ substantially, the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which security for the loans may be situated. The summaries are qualified in their entirety by reference to the applicable laws of the states in which loans may be originated.

GENERAL

     SINGLE FAMILY LOANS, MULTIFAMILY LOANS AND HOME EQUITY LOANS. The loans may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage. The mortgage lien generally is not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage: the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties:

the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys to the grantee title to, as opposed to merely creating a lien upon, the subject property until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

     COOPERATIVE LOANS. Certain of the loans may be cooperative loans. The cooperative owns all the real property that comprises the related project, including the land, separate dwelling units and all common areas. The cooperative is directly responsible for project management and, in most cases, payment of real estate taxes and hazard and liability insurance. If, as is generally the case, there is a blanket mortgage on the cooperative and/or underlying land, the cooperative, as project mortgagor, is also responsible for meeting these mortgage obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with the construction or purchase of the cooperative's apartment building. The interest of the occupant under proprietary leases or occupancy agreements to which the cooperative is a party are generally subordinate to the interest of the holder of the blanket mortgage in that building. If the cooperative is unable to meet the payment obligations arising under its blanket mortgage, the mortgagee holding the blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements. In addition, the blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize with a significant portion of principal being due in one lump sum at final maturity. The inability of the cooperative to refinance this mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee providing the financing. A foreclosure in either event by the holder of the blanket mortgage could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of cooperative shares or, in the case of a trust fund including cooperative loans, the collateral securing the cooperative loans.

     A cooperative is owned by tenant-stockholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and the accompanying rights are financed through a cooperative share loan evidenced by a promissory note and secured by a security interest in the occupancy agreement or proprietary lease and in the related cooperative shares. The lender takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or against the tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares.

     MANUFACTURED HOUSING CONTRACTS. Each Manufactured Housing Contract evidences both

     o    the obligation of the borrower to repay the loan it represents, and

     o the grant of a security interest in a manufactured home to secure repayment of the loan.

     The Manufactured Housing Contracts generally are "chattel paper" as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. Pursuant to the UCC, the rules governing the sale of chattel paper are similar to those governing the perfection of a security interest in chattel paper. Under the related pooling and servicing agreement, the depositor will transfer physical possession of the Manufactured Housing Contracts to the trustee or its custodian. In addition the depositor will file UCC-1 financing statements in the appropriate states to give notice of the trustee's ownership of the Manufactured Housing Contracts. Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC which has been adopted by all states. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title generally issued by the motor vehicles department of the state. In states which have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of the interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to that office, depending on state law.

     Unless otherwise specified in the related prospectus supplement, the master servicer will be required to effect such notation or delivery of the required documents and fees and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home is registered. If the master servicer fails to effect such notation or delivery, due to clerical errors or otherwise, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the trustee may not have a first priority security interest in the manufactured home securing the affected Manufactured Housing Contract. As manufactured homes have become larger and have often been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may, under certain circumstances, become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. Generally, Manufactured Housing Contracts will contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the depositor.

     The depositor will assign to the trustee, on behalf of the securityholders, a security interest in the manufactured homes. Unless otherwise specified in the related prospectus supplement, none of the depositor, the master servicer or the trustee will amend the certificates of title to identify the trustee, on behalf of the securityholders, as the new secured party and, accordingly, the depositor or the seller will continue to be named as the secured party on the certificates of title relating to the manufactured homes. In most states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, assignment of the security interest might not be held effective against creditors of the depositor or seller.

     In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the home owner, or administrative error by state recording officials, the notation of the lien of the trustee on the certificate of title or delivery of the required documents and fees will be sufficient to protect the trustee against the rights of subsequent purchasers of the manufactured home or subsequent lenders who take a security interest in the manufactured home. In the case of any manufactured home as to which the security interest assigned to the depositor and the trustee is not perfected, the security interest would be subordinate to, among others, subsequent purchasers for value of the manufactured home and holders of perfected security interests in the home. There also exists a risk that, in not identifying the trustee, on behalf of the securityholders, as the new secured party on the certificate of title, the security interest of the trustee could be released through fraud or negligence.

     If the owner of a manufactured home moves it to a state other than the state in which it initially is registered, the perfected security interest in the manufactured home under the laws of most states would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the new state. If the owner were to relocate a manufactured home to another state and re-register the manufactured home in the new state, and if steps are not taken to re-perfect the trustee's security interest in the new state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home. Accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the master servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the new state. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. Similarly, when a borrower under a Manufactured Housing Contract sells a manufactured home, the lender must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related Manufactured Housing Contract before the lien is released. The master servicer will be obligated, at its own expense, to take all steps necessary to maintain perfection of security interests in the manufactured homes.

     Under the laws of most states, liens for repairs performed on a manufactured home take priority even over a perfected security interest. The depositor will obtain the representation of the seller that it has no knowledge of any repair liens with respect to any manufactured home securing a Manufactured Housing Contract. However, repair liens could arise at any time during the term of a Manufactured Housing Contract. No notice will be given to the trustee or securityholders in the event a repair lien arises.

FORECLOSURE

     SINGLE FAMILY LOANS, MULTI-FAMILY LOANS AND HOME EQUITY LOANS. Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the mortgaged property at public auction upon any default by the borrower under the terms of the note or deed of trust. In some states, such as California, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. Before such non-judicial sale takes place, typically a notice of sale must be posted in a public place and published during a specific period of time in one or more newspapers, posted on the property and sent to parties having an interest of record in the property.

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the mortgaged property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     Although foreclosure sales are typically public sales, frequently no third-party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan plus accrued and unpaid interest and the expenses of foreclosure. Thereafter, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

     When the beneficiary under a junior mortgage or deed of trust cures the default on the related senior mortgage or reinstates or redeems the senior mortgage by paying it in full, the amount paid by the beneficiary to cure, reinstate or redeem the senior mortgage becomes part of the indebtedness secured by the junior mortgage or deed of trust. See "--Junior Mortgages, Rights of Senior Mortgages" below.

     COOPERATIVE LOANS. Cooperative shares owned by a tenant-stockholder and pledged to a lender are, in almost all cases, subject to restrictions on transfer as set forth in the cooperative's articles of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement, and may be cancelled by the cooperative if the tenant-stockholder fails to pay rent or other obligations or charges owed, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant- stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides, that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from the sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest.

     Recognition agreements also provide that, in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, lenders are not limited in any rights they may have to dispossess tenant-stockholders.

     In some states, foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account for the surplus to subordinate lenders or the tenant-stockholder as provided in the UCC. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

     In the case of foreclosure on a building which was converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

REPOSSESSION OF MANUFACTURED HOMES

     Repossession of manufactured housing is governed by state law. A number of states have enacted legislation that requires that the debtor be given an opportunity to cure a monetary default (typically 30 days to bring the account current) before repossession can commence. So long as a manufactured home has not become attached to real estate in such way that it may be treated as a part of the real estate under applicable state law, repossession in the event of a default by the obligor will generally be governed by the UCC. Article 9 of the UCC provides the statutory framework for the repossession of manufactured housing. While the UCC as adopted by the various states may vary in certain particulars, the general repossession procedure is discussed below.

     Because manufactured homes generally depreciate in value, it is unlikely that repossession and resale of a manufactured home will result in the full recovery of the outstanding principal and unpaid interest on the related defaulted Manufactured Housing Contract.

     Except in those states where the debtor must receive notice of the right to cure a default, repossession can commence immediately upon default without prior notice. Repossession may be effected either through self-help (peaceable retaking without court order), voluntary repossession or through judicial process (repossession pursuant to court-issued writ of replevin). The self-help and/or voluntary repossession methods, which are more commonly employed, are accomplished simply by retaking possession of the manufactured home. In cases in which the debtor objects or raises a defense to repossession, a court order must be obtained from the appropriate state court, and the manufactured home must then be repossessed in accordance with that order. Whether the method employed is self- help, voluntary repossession or judicial repossession, the repossession can be accomplished either by an actual physical removal of the manufactured home to a secure location for refurbishment and resale or by removing the occupants and their belongings from the manufactured home and maintaining possession of the manufactured home on the location where the occupants were residing. Various factors may affect whether the manufactured home is physically removed or left on location, such as the nature and term of the lease of the site on which it is located and the condition of the unit. In many cases, leaving the manufactured home on location is preferable, in the event that the home is already set up, because the expenses of retaking and redelivery will be saved. However, in those cases where the home is left on location, expenses for site rentals will usually be incurred.

     Once repossession has been achieved, preparation for the subsequent disposition of the manufactured home can commence. The disposition may be by public or private sale provided the method, manner, time, place and other terms of the sale are commercially reasonable.

     Sale proceeds are to be applied first to reasonable repossession expenses (expenses incurred in retaking, storage, preparing for sale to include refurbishing costs and selling) and then to satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, the remainder may be sought from the debtor in the form of a deficiency judgment in those states that do not prohibit or limit such judgments. The deficiency judgment is a personal judgment against the debtor for the shortfall. Occasionally, after resale of a manufactured home and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the subordinate creditors or the debtor, as provided in the UCC. Because the defaulting owner of a manufactured home generally has very little capital or income available following repossession, a deficiency judgment may not be sought in many cases or, if obtained, will be settled at a significant discount in light of the defaulting owner's strained financial condition.

     Any contract secured by a manufactured home located in Louisiana will be governed by Louisiana Revised Statutes in addition to Article 9 of the UCC. Louisiana law provides similar mechanisms for perfection and enforcement of a security interest in manufactured housing used as collateral for an installment sale contract or installment loan agreement.

     Under Louisiana law, a manufactured home that has been permanently affixed to real estate will nevertheless remain subject to the motor vehicle registration laws unless the obligor and any holder of a security interest in the property execute and file in the real estate records for the parish in which the property is located a document converting the unit into real property. A manufactured home that is converted into real property but is then removed from its site can be converted back to personal property governed by the motor vehicle registration laws if the obligor executes and files various documents in the appropriate real estate records and all mortgagees under real estate mortgages on the property and the land to which it was affixed file releases with the motor vehicle commission.

     So long as a manufactured home remains subject to the Louisiana motor vehicle laws, liens are recorded on the certificate of title by the motor vehicle commissioner and repossession can be accomplished only after the obligor's abandonment or with the obligor's consent given after or in contemplation of default, or pursuant to judicial process and seizure by the sheriff.

RIGHTS OF REDEMPTION

     SINGLE FAMILY LOANS, MULTIFAMILY LOANS AND HOME EQUITY LOANS. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan plus accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     MANUFACTURED HOUSING CONTRACTS. While state laws do not usually require notice to be given debtors prior to repossession, many states do require delivery of a notice of default and of the debtor's right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of a manufactured home so that the owner may redeem at or before resale. In addition, the sale generally must comply with the requirements of the UCC.

EQUITABLE LIMITATIONS ON REMEDIES

     In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon its security if the default under the security agreement is not monetary, such as the borrower's failure to maintain the property adequately or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in some cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the related proprietary lease or occupancy agreement. Certain states, including California, have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. As a result of these prohibitions, it is anticipated that in many instances the master servicer will not seek deficiency judgments against defaulting borrowers. Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment for any deficiency following possession and resale of a manufactured home. However, some states impose prohibitions or limitations on deficiency judgments in these cases.

     In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the Bankruptcy Code, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the Bankruptcy Code, a lender may not foreclose on the mortgaged property without the permission of the bankruptcy court. If the mortgaged property is not the debtor's principal residence and the bankruptcy court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, the rehabilitation plan proposed by the debtor may

     o reduce the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy thereby rendering the lender a general unsecured creditor for the difference,

     o    reduce the monthly payments due under the mortgage loan,

     o    change the rate of interest of the mortgage loan, and

     o    alter the mortgage loan repayment schedule.

     The effect of proceedings under the Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the mortgage loans underlying a series of certificates and possible reductions in the aggregate amount of payments.

     The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, or TILA, as implemented by Regulation Z, Real Estate Settlement Procedures Act, as implemented by Regulation Z, Real Estate Settlement Procedures Act, as implemented by Regulation X, Equal Credit Opportunity Act, as implemented by Regulation B, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans. In particular, an originator's failure to comply with certain requirements of the federal TILA, as implemented by Regulation Z, could subject both originators and assignees of such obligations to monetary penalties and could result in borrowers' rescinding the mortgage loans either against the originators or assignees.

HOMEOWNERSHIP ACT AND SIMILAR STATE LAWS

     Some of the mortgage loans, known as High Cost Loans, may be subject to the Home Ownership and Equity Protection Act of 1994, or Homeownership Act, which amended TILA to provide new requirements applicable to loans that exceed certain interest rate and/or points and fees thresholds. Purchasers or assignees of any High Cost Loan, including any trust, could be liable under federal law for all claims and be subject to all defenses that the borrower could assert against the originator of the High Cost Loan. Remedies available to the borrower include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required. The maximum damages that may be recovered under theses provisions from an assignee, including the trust, is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan.

     In addition to the Homeownership Act, a number of legislative proposals have been introduced at both the federal and state levels that are designed to discourage predatory lending practices. Some states have enacted, and other state or local governments may enact, laws that impose requirements and restrictions greater than those in the Homeownership Act. These laws prohibit inclusion of some provisions in mortgage loans that have interests rate or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of the mortgage loans. Purchasers or assignees of a mortgage loan, including the related trust, could be exposed to all claims and defenses that the borrower could assert against the originator of the mortgage loan for a violation of state law. Claims and defenses available to the borrower could included monetary penalties, recession and defenses to foreclosure action or an action to collect.

     Some of the mortgage loans in a mortgage pool may be "home loans" and also may be "covered home loans" under the Georgia Fair Lending Act, or Georgia Act. The Georgia Act applies to any mortgage loan which is secured by a property located in the State of Georgia that is the borrower's principal residence, and which has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans" have met certain fee and finance-charge criteria. Certain covered home loans, which are referred to as "Georgia high-cost home loans," have met higher limits regarding fees and finance charges. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to cover home loans and further prohibitions apply to Georgia high-cost home loans.

     Purchasers or assignees of a Georgia high-cost home loan, including the related trust, could be exposed to all claims and defenses that the borrower could assert against the originator of the home loan. Purchasers or assignees of a covered home loan, including the related trust, could be subject to defenses to prevent a foreclosure or action to collect or counterclaims of a borrower if the loan is in violation of the Georgia Act. Remedies available to a borrower include actual, statutory and punitive damages, costs and attorneys' fees, rescission rights and other unspecified equitable remedies. No maximum penalty has been set with respect to violations of the Georgia Act, and courts have been given discretion under the statute to fashion equitable remedies as they deem appropriate.

     There are some uncertainties in making a determination as to whether a particular Georgia loan is a covered home loan or a Georgia high-cost home loan, and in determining whether a loan complies with all of the provisions of the Georgia Act.

     The Georgia Act was amended on March 7, 2003. Mortgage loans originated on or after that date are subject to a less stringent version of the Georgia Act.

     Lawsuits have been brought in various states making claims against assignees of High Cost Loans for violations of federal and state law allegedly committed by the originator. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.

     The so-called Holder-in-Due-Course Rule of the Federal Trade Commission has the effect of subjecting a seller and certain related creditors and their assignees in a consumer credit transaction, and any assignee of the creditor, to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under this FTC Rule is limited to the amounts paid by a debtor on a Manufactured Housing Contract, and the holder of the Manufactured Housing Contract may also be unable to collect amounts still due under the Manufactured Housing Contract.

     Most of the Manufactured Housing Contracts in a pool will be subject to the requirements of this FTC Rule. Accordingly, the trustee, as holder of the Manufactured Housing Contracts, will be subject to any claims or defenses that the purchaser of the related manufactured home may assert against the seller of the manufactured home, or that the purchaser of the home improvements may assert against the contractor, subject to a maximum liability equal to the amounts paid by the obligor on the Manufactured Housing Contract. If an obligor is successful in asserting any such claim or defense, and if the seller had or should have had knowledge of such claim or defense, the master servicer will have the right to require the seller to repurchase the Manufactured Housing Contract because of a breach of its representation and warranty that no claims or defenses exist which would affect the borrower's obligation to make the required payments under the Manufactured Housing Contract.

     A number of lawsuits are pending in the United States alleging personal injury from exposure to the chemical formaldehyde, which is present in many building materials including such manufactured housing components as plywood flooring and wall paneling. Some of these lawsuits are pending against manufacturers of manufactured housing, suppliers of component parts and others in the distribution process. Plaintiffs have won judgments in some of these lawsuits.

     Under the FTC Rule discussed above, the holder of a Manufactured Housing Contract secured by a manufactured home with respect to which a formaldehyde claim has been asserted successfully may be liable to the borrower for the amount paid by the borrower on that Manufactured Housing Contract and may be unable to collect amounts still due under that Manufactured Housing Contract. Because the successful assertion of this type of claim would constitute the breach of a representation or warranty of the seller, the related securityholders would suffer a loss only to the extent that

     o the seller fails to perform its obligation to repurchase that Manufactured Housing Contract, and

     o the seller, the applicable depositor or the trustee is unsuccessful in asserting a claim of contribution or subrogation on behalf of the securityholders against the manufacturer or other who are directly liable to the plaintiff for damages.

     Typical product liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities from the presence of formaldehyde in manufactured housing. As a result, recoveries from manufacturers and component suppliers may be limited to their corporate assets without the benefit of insurance.

DUE-ON-SALE CLAUSES

     Unless otherwise provided in the related prospectus supplement, each conventional loan will contain a due- on-sale clause which will generally provide that, if the mortgagor or obligor sells, transfers or conveys the mortgaged property, the loan may be accelerated by the mortgagee or secured party. Unless otherwise provided in the related prospectus supplement, the master servicer will, to the extent it has knowledge of the sale, transfer or conveyance, exercise its rights to accelerate the maturity of the related loans through enforcement of the due-on-sale clauses, subject to applicable state law.
Section 341(b) of the Garn-St. Germain Depository Institutions Act of 1982 ("Garn- St. Germain") permits a lender, subject to certain conditions, to "enter into or enforce a contract containing a due-on- sale clause with respect to a real property loan," notwithstanding any contrary state law. Garn-St. Germain gave states that previously had enacted "due-on-sale" restrictions a three-year window to reenact the previous restrictions or enact new restrictions. Only six states acted within this window period: Arizona, Florida, Michigan, Minnesota, New Mexico and Utah. Consequently, due-on-sale provisions in documents governed by the laws of those state are not preempted by federal law. With respect to loans secured by an owner-occupied residence including a manufactured home, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the mortgaged property to an uncreditworthy person, which could increase the likelihood of default, or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the loans and the number of loans which may extend to maturity.

     In addition, under the federal Bankruptcy Code, due-on-sale clauses may not be enforceable in bankruptcy proceedings and under certain circumstances may be eliminated in a resulting loan modification.

PREPAYMENT CHARGES; LATE FEES

     Under certain state laws, prepayment charges with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties may not be imposed after a certain period of time following the origination of a loan. Since many of the mortgaged properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the loans. The absence of this type of a restraint on prepayment, particularly with respect to fixed rate loans having higher loan rates or APRs, may increase the likelihood of refinancing or other early retirement of the loans. Legal restrictions, if any, on prepayment of Multifamily Loans will be described in the related prospectus supplement.

     Loans may also contain provisions obligating the borrower to pay a late fee if payments are not timely made. In some states there may be specific limitations on the late charges that a lender may collect from the borrower for delinquent payments. Unless otherwise specified in the related prospectus supplement, late fees will be retained by the applicable servicer as additional servicing compensation.

     Some state laws restrict the imposition of prepayment charges and late fees even when the loans expressly provide for the collection of those charges. Although the Alternative Mortgage Transaction Parity Act 1982, or the Parity Act, permits the collection of prepayment charges and late fees in connection with some types of eligible loans preempting any contrary state law prohibitions, some states may not recognize the preemptive authority of the Parity Act or have formally opted out of the Parity Act. As a result, it is possible that prepayment charges may not be collected even on loans that provide for the payment of those charges unless otherwise specified in the accompanying prospectus supplement. The master servicer or any entity identified in the accompanying prospectus supplement will be entitled to all prepayment charges and late payment charges received on the loans and these amounts will not be available for payment on the securities. The Office of Thrift Supervision or OTS, the agency that administers the Parity Act for unregulated housing creditors, has withdrawn its favorable Parity Act regulations and chief counsel opinions that authorized lenders to charge prepayment charges and late fees in certain circumstances notwithstanding contrary state law, effective July 1, 2003. However, the OTS's ruling does not have retroactive effect on loans originated before July 1, 2003.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not rejected, any state is authorized to adopt a provision limiting discount points or other charges on loans covered by Title V. No Manufactured Housing Contract secured by a manufactured home located in any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted will be included in any trust fund if the Manufactured Housing Contract imposes finance charges or provides for discount points or charges in excess of permitted levels.

     Title V also provides that state usury limitations will not apply to any loan which is secured by a first lien on certain kinds of manufactured housing provided that certain conditions are satisfied. These conditions relate to the terms of any prepayment, balloon payment, late charges and deferral fees and the requirement of a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, borrowers who enter military service after the origination of their mortgage loan may not be charged interest above an annual rate of 6% during the period of active duty status, unless a court orders otherwise upon application of the lender. The Relief Act also applies to borrowers who are members of the National Guard or are on reserve status at the time their mortgage is originated and are later called to active duty. It is possible that the interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the master servicer to collect full amounts of interest on affected mortgage loans. Unless otherwise provided in the related prospectus supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the related securityholders. In addition, the Relief Act imposes limitations which would impair the ability of the master servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status. Thus, in the event that a mortgage loan goes into default, the application of the Relief Act could cause delays and losses occasioned by the lender's inability to realize upon the mortgaged property in a timely fashion.

ENVIRONMENTAL RISKS

     Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

     Under the laws of some states and under CERCLA, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA imposes liability for such costs on any and all "responsible parties," including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest but does not "participate in the management" of the property. Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an "owner or operator" under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, including leasing the facility or property to a third party, or fails to market the property in a timely fashion.

     Whether actions taken by a lender would constitute participation in the management of a property so that the lender would lose the protection of the secured creditor exclusion referred to in the preceding paragraph, has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. In 1990, the United States Court of Appeals for the Eleventh Circuit suggested, in United States v. Fleet Factors Corp., that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exclusion to the lender, regardless of whether the lender actually exercised such influence. Other judicial decisions did not interpret the secured creditor exclusion as narrowly as did the Eleventh Circuit.

     This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or of the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the secured property.

     If a lender is or becomes liable, it can bring an action for contribution against any other "responsible parties," including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment-proof. The costs associated with environmental cleanup may be substantial. It is conceivable that the costs arising from the circumstances set forth above would result in a loss to the related securityholders.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act, which regulates underground petroleum storage tanks other than heating oil tanks. The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of the Resource Conservation Act. Under this rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. Moreover, under the Asset Conservation Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     The Asset Conservation Act specifically addresses the potential liability under CERCLA of lenders that hold mortgages or similar conventional security interests in real property, as the trust fund generally does in connection with the loans. However, the Asset Conservation Act does not clearly address the potential liability of lenders who retain legal title to a property and enter into an agreement with the purchaser for the payment of the purchase price and interest over the term of the contract as is the case with the installment contracts.

     If a lender (including a lender under an installment contract) is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties", including a previous owner or operator. However, these persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial. Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the loans (or at a property subject to an installment contract), would be imposed on the trust fund, and thus occasion a loss to the securityholders, depends on the specific factual and legal circumstances at issue.

     Except as otherwise specified in the applicable prospectus supplement, at the time the mortgage loans were originated, no environmental assessment or a very limited environment assessment of the mortgage properties was conducted.

     The pooling and servicing agreement will provide that the master servicer, acting on behalf of the trust fund, may not acquire title to a multifamily residential property or mixed-use property underlying a loan or take over its operation unless the master servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that the mortgaged property is in compliance with applicable environmental laws and regulations or that the acquisition would not be more detrimental than beneficial to the value of the mortgaged property and the interests of the related securityholders.

THE HOME IMPROVEMENT CONTRACTS

     GENERAL. The Home Improvement Contracts, other than those that are unsecured or secured by mortgages on real estate, generally are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related agreement, the depositor will transfer physical possession of these contracts to the trustee or a designated custodian or may retain possession of them as custodian for the trustee. In addition, the depositor will file a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the related prospectus supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the trustee's interest in the contracts could be defeated.

     SECURITY INTERESTS IN HOME IMPROVEMENTS. The Home Improvement Contracts that are secured by the related home improvements grant to the originator a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods and the purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the home improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

     ENFORCEMENT OF SECURITY INTEREST IN HOME IMPROVEMENTS. So long as the home improvement has not become subject to the real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before the resale.

     Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

     Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

INSTALLMENT CONTRACTS

     Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser/borrower for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post- foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

     To the extent that the loans comprising the trust fund for a series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the trust fund (and therefore the securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

     The form of credit line trust deed or mortgage generally used by most institutional lenders which make revolving credit line loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the cut-off date with respect to any mortgage will not be included in the trust fund. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

THE TITLE I PROGRAM

     GENERAL. Certain of the loans contained in a trust fund may be loans insured under the FHA Title I Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     Title I loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a one- to four-family residential property.

     There are two basic methods of lending or originating such loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from the lender. The lender may disburse proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties to the transaction. With respect to a dealer Title I loan, a dealer may include a seller, a contractor or supplier of goods or services.

     Loans insured under the Title I Program are required to have fixed interest rates and generally provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually where a borrower has an irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate must be negotiated and agreed to by the borrower and the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

     Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD unless the lender determines and documents in the loan file the existence of compensating factors concerning the borrower's creditworthiness which support approval of the loan.

     Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

     REQUIREMENTS FOR TITLE I LOANS. The maximum principal amount for Title I loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I loans with respect to multiple properties, and a borrower may obtain more than one Title I loan with respect to a single property, in each case as long as the total outstanding balance of all Title I loans in the same property does not exceed the maximum loan amount for the type of Title I loan thereon having the highest permissible loan amount.

     Borrower eligibility for a Title I loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I loan or a recorded land installment contract for the purchase of the real property. In the case of a Title I loan with a total principal balance in excess of $15,000, if the property is not occupied by the owner, the borrower must have equity in the property being improved at least equal to the principal amount of the loan, as demonstrated by a current appraisal. Any Title I loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

     The proceeds from a Title I loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I loan, the lender is required to obtain, promptly upon completion of the improvements but not later than 6 months after disbursement of the loan proceeds with one 6 month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I loan where the principal obligation is $7,500 or more, and on any direct Title I loan where the borrower fails to submit a completion certificate.

     FHA INSURANCE COVERAGE. Under the Title I Program, the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I contract of insurance. The amount of insurance coverage in this account is a maximum of 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay to the Title I lender. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to such loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. For each eligible loan reported and acknowledged for insurance, the FHA charges a premium. For loans having a maturity of 25 months or less, the FHA bills the lender for the entire premium in an amount equal to the product of 0.50% of the original loan amount and the loan term. For home improvement loans with a maturity greater than 25 months, each year that a loan is outstanding the FHA bills the lender for a premium in an amount equal to 0.50% of the original loan amount. If a loan is prepaid during the year, the FHA will not refund or abate the premium paid for that year.

     Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to such insured loans and
(ii) the amount of insurance coverage attributable to insured loans sold by the lender, and such insurance coverage may be reduced for any FHA insurance claims rejected by the FHA. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring such eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

     The lender may transfer (except as collateral in a bona fide transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of such loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of such loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD. Amounts which may be recovered by the Secretary of HUD after payment of an insurance claim are not added to the amount of insurance coverage in the related lender's insurance coverage reserve account.

     CLAIMS PROCEDURES UNDER TITLE I. Under the Title I Program the lender may accelerate an insured loan following a default on such loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

     Following acceleration of maturity upon a secured Title I loan, the lender may either (a) proceed against the property under any security instrument, or
(b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

     When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I loan must be filed with the FHA no later than 9 months after the date of default of the loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lien of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either such defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. Although the FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender, the FHA has expressed an intention to limit the period of time within which it will take such action to one year from the date the claim was certified for payment.

     Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the claimable amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. The "claimable amount" means an amount equal to 90% of the sum of:

     o the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing the loan;

     o the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per year;

     o    the uncollected court costs;

     o    the attorney's fees not to exceed $500; and

     o the expenses for recording the assignment of the security to the United States.

     The Secretary of HUD may deny a claim for insurance in whole or in part for any violations of the regulations governing the Title I Program; however, the Secretary of HUD may waive such violations if it determines that enforcement of the regulations would impose an injustice upon a lender which has substantially complied with the regulations in good faith.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the material federal income tax consequences of the purchase, ownership and disposition of certificates is based on the opinion of tax counsel to the depositor, Thacher Proffitt & Wood, as specified in the related prospectus supplement. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, and the regulations, including the REMIC Regulations, rulings and decisions promulgated thereunder and, where applicable, proposed regulations, all of which are subject to change either prospectively or retroactively. This summary does not address the material federal income tax consequences of an investment in securities applicable to certain financial institutions, banks, insurance companies, tax exempt organizations, dealers in options, currency or securities, traders in securities that elect to mark to market, or persons who hold positions other than securities such that the securities are treated as part of a hedging transaction, straddle, conversion or other integrated transaction which are subject to special rules. Because of the complexity of the tax issues involved, we strongly suggest that prospective investors consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of securities.

GENERAL

     The federal income tax consequences to securityholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of securities as a REMIC under the Code. The prospectus supplement for each series of securities will specify whether a REMIC election will be made. In the discussion that follows, all references to a "section" or "sections" shall be understood to refer, unless otherwise specifically indicated, to a section or sections of the Code.

     If a REMIC election is not made, in the opinion of tax counsel:

     o the trust fund will not be classified as an association taxable as a corporation;

     o    the trust fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code;

     o as a grantor trust, the trust fund as such will not be subject to federal income tax; and

     o owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described below.

     With respect to each trust fund that elects REMIC status, in the opinion of tax counsel, assuming compliance with all provisions of the related agreement, the trust fund will qualify as a REMIC and the related certificates will be considered to be regular interests or residual interests in the REMIC. The related prospectus supplement for each series of securities will indicate whether the trust fund will make a REMIC election and whether a class of securities will be treated as a regular or residual interest in the REMIC.

     Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service or any third party.

TAXATION OF DEBT SECURITIES

     STATUS AS REAL PROPERTY LOANS. Except to the extent otherwise provided in the related prospectus supplement, if the securities are regular interests in a REMIC or represent interests in a grantor trust, in the opinion of tax counsel:

     o securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and

     o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and interest on securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code.

     INTEREST AND ACQUISITION DISCOUNT. In the opinion of tax counsel, securities that are REMIC regular interests are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the securities that are REMIC regular interests will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest (other than original issue discount) on securities (other than securities that are REMIC regular interests) which are characterized as indebtedness for federal income tax purposes will be includible in income by their holders in accordance with their usual methods of accounting. When we refer to "debt securities" in this section, we mean securities characterized as debt for federal income tax purposes and securities that are REMIC regular interests. In the opinion of tax counsel, "compound interest securities" (i.e., debt securities that permit all interest to accrue for more than one year before payments of interest are scheduled to begin) will, and certain of the other debt securities issued at a discount may, be issued with "original issue discount" or OID. The following discussion is based in part on the OID Regulations. A holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the debt securities.

     In general, OID, if any, will equal the difference between the stated redemption price at maturity of a debt security and its issue price. In the opinion of tax counsel, a holder of a debt security must include OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a DE MINIMIS amount determined under the Code.

     The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for that class will be treated as the fair market value of that class on the closing date. The issue price of a debt security also includes the amount paid by an initial debt security holder for accrued interest that relates to a period prior to the issue date of the debt security. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but generally will not include distributions of interest if the distributions constitute "qualified stated interest."

     Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below), provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the debt security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Debt securities may provide for default remedies in the event of late payment or nonpayment of interest. Although the matter is not free from doubt, the trustee intends to treat interest on such debt securities as unconditionally payable and as constituting qualified stated interest, not OID. However, absent clarification of the OID Regulations, where debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on debt securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such debt securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first distribution date on a debt security is longer than the interval between subsequent distribution dates, the greater of (i) the interest foregone and (ii) the excess of the stated principal amount over the issue price will be included in the stated redemption price at maturity and tested under the DE MINIMIS rule described below. Where the interval between the issue date and the first distribution date on a debt security is shorter than the interval between subsequent distribution dates, all of the additional interest will be included in the stated redemption price at maturity and tested under the DE MINIMIS rule described below. In the case of a debt security with a long first period that has non-DE MINIMIS OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the debt security will generally have OID. Holders of debt securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a debt security.

     Under the DE MINIMIS rule, OID on a debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders generally must report DE MINIMIS OID pro rata as principal payments are received, and such income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all DE MINIMIS OID as well as market discount under a constant interest method.

     Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is generally treated as payable at a qualified variable rate and not as contingent interest if

     o    the interest is unconditionally payable at least annually,

     o the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

     o interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the debt security.

     In the case of compound interest securities, certain interest weighted securities, and certain of the other debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price at maturity.

     The Internal Revenue Service issued contingent payment regulations governing the calculation of OID on instruments having contingent interest payments. These contingent payment regulations represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to section 1272(a)(6) of the Code, such as the debt securities. Additionally, the OID Regulations do not contain provisions specifically interpreting section 1272(a)(6) of the Code. Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on section 1272(a)(6) and the OID Regulations as described in this prospectus. However, because no regulatory guidance currently exists under section 1272(a)(6) of the Code, there can be no assurance that such methodology represents the correct manner of calculating OID.

     The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the "daily portions" of OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a debt security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals of OID, reduced by the total payments made with respect to the debt security in all prior periods, other than qualified stated interest payments.

     Certain classes of the debt securities may be "pay-through securities," which are debt instruments that are subject to acceleration due to prepayments on other debt obligations securing those instruments. The amount of OID to be included in the income of a pay-through security is computed by taking into account the prepayment rate assumed in pricing the debt instrument. The amount of OID that will accrue during an accrual period on a pay- through security is the excess, if any, of the sum of

     o the present value of all payments remaining to be made on the pay-through security as of the close of the accrual period and

     o the payments during the accrual period of amounts included in the stated redemption price of the pay-through security, over

     o the adjusted issue price of the pay-through security at the beginning of the accrual period.

     The present value of the remaining payments is to be determined on the basis of three factors:

     o the original yield to maturity of the pay-through security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period),

     o    events that have occurred before the end of the accrual period, and

     o the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

     The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease (but not below zero for any period) the portions of OID required to be included in income by a holder of a pay-through security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of pay-through securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.

     The depositor may adjust the accrual of OID on a class of securities that are regular REMIC interests (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a class of securities that are regular REMIC interests could increase.

     Certain classes of securities that are regular REMIC interests may represent more than one class of REMIC regular interests. Unless otherwise provided in the related prospectus supplement, the applicable trustee intends, based on the OID Regulations, to calculate OID on such securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

     A subsequent holder of a debt security will also be required to include OID in gross income, but the holder who purchases the debt security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a debt security's issue price) to offset such OID by comparable economic accruals of portions of the excess.

     EFFECTS OF DEFAULTS AND DELINQUENCIES. In the opinion of tax counsel, holders will be required to report income with respect to the related securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of a security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the securities is reduced as a result of a loan default. However, the timing and character of losses or reductions in income are uncertain and, accordingly, holders of securities should consult their own tax advisors on this point.

     INTEREST WEIGHTED SECURITIES. An "interest weighted security" is a security that is a REMIC regular interest or a "stripped" security (as discussed under "-Tax Status as a Grantor Trust; General" below) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying pass-through securities. It is not clear how income should be accrued with respect to interest weighted securities. The trustee intends to take the position that all of the income derived from an interest weighted security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the interest weighted security as a compound interest security. However, in the case of interest weighted securities that are entitled to some payments of principal and are REMIC regular interests, the IRS could assert that income derived from the interest weighted security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the IRS could assert that an interest weighted security should be taxable under the rules governing bonds issued with contingent payments. This treatment may be more likely in the case of interest weighted securities that are stripped securities as described below. See "--Non-REMIC Certificates-Multiple Classes of Senior Certificates-Stripped Bonds and Stripped Coupons" below.

     VARIABLE RATE DEBT SECURITIES. In the opinion of tax counsel, in the case of debt securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that the yield to maturity of the debt securities and in the case of pay-through securities, the present value of all payments remaining to be made on the debt securities, should be calculated as if the interest index remained at its value as of the issue date of the securities. Because the proper method of adjusting accruals of OID on a variable rate debt security is uncertain, holders of variable rate debt securities should consult their own tax advisers regarding the appropriate treatment of such securities for federal income tax purposes.

     MARKET DISCOUNT. In the opinion of tax counsel, a purchaser of a security may be subject to the market discount rules of sections 1276 through 1278 of the Code. A holder that acquires a debt security with more than a prescribed DE MINIMIS amount of "market discount" (generally, the excess of the principal amount of the debt security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. This market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, market discount would in general accrue either

     o on the basis of a constant yield (in the case of a pay-through security, taking into account a prepayment assumption) or

     o in the ratio of (a) in the case of securities (or in the case of a pass-through security, as set forth below, the loans underlying the security) not originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities (or, in the case of a pass-through security, as described below, the loans underlying the security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

     Section 1277 of the Code provides that, regardless of the origination date of the debt security (or, in the case of a pass-through security, the loans), the excess of interest paid or accrued to purchase or carry the security (or, in the case of a pass-through security, as described below, the underlying loans) with market discount over interest received on the security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the security (or in the case of a pass-through security, an underlying loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

     PREMIUM. In the opinion of tax counsel, a holder who purchases a debt security (other than an interest weighted security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security (and not as a separate deduction item) on a constant yield method. Although no regulations addressing the computation of premium accrual on comparable securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing the class. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by the holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the securities should consult their tax advisers regarding the election to amortize premium and the method to be employed.

     On December 30, 1997, the IRS issued final amortizable bond premium regulations dealing with amortizable bond premium. The regulations specifically do not apply to prepayable debt instruments subject to code section 1272(a)(6) of the Code. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the debt securities should consult their tax advisors regarding the possible application of the amortizable bond premium regulations.

     ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The OID Regulations permit the holder of a debt security to elect to accrue all interest, discount (including DE MINIMIS market discount or OID) and premium income as interest, based on a constant yield method for Debt securities acquired on or after April 4, 1994. If such an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the debt security acquires during the year of the election or thereafter. Similarly, the holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a debt security is irrevocable.

NON-REMIC CERTIFICATES

     A. Single Class of Senior Certificates

     CHARACTERIZATION. The trust fund may be created with one class of senior certificates and one class of subordinated certificates. In this case, each senior certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by that senior certificate and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans in the related mortgage pool. Any amounts received by a senior certificateholder in lieu of amounts due with respect to any mortgage loan because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each holder of a senior certificate will be required to report on its federal income tax return its pro rata share of the entire income from the mortgage loans in the trust fund represented by that senior certificate, including interest, original issue discount, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer in accordance with the senior certificateholder's method of accounting. Under section 162 or 212 of the Code, each senior certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that these amounts are reasonable compensation for services rendered to the trust fund. A senior certificateholder that is an individual, estate or trust will be entitled to deduct its share of expenses only to the extent such expenses, plus all other section 212 expenses, exceed 2% of that senior certificateholder's adjusted gross income. A senior certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the master servicer. A senior certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the master servicer, whichever is earlier. If the servicing fees paid to the master servicer were deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as a retained ownership interest by the master servicer, or any person to whom the master servicer assigned for value all or a portion of the servicing fees, in a portion of the interest payments on the mortgage loans. The mortgage loans might then be subject to the "coupon stripping" rules of the Code discussed below.

     Unless otherwise specified in the related prospectus supplement, tax counsel will deliver its opinion to the depositor with respect to each series of certificates that:

     o a senior certificate owned by a "domestic building and loan association" within the meaning of section 7701(a)(19) of the Code representing principal and interest payments on mortgage loans will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of section 7701(a)(19)(C)(v) of the Code to the extent that the mortgage loans represented by that senior certificate are of a type described in the section;

     o a senior certificate owned by a real estate investment trust representing an interest in mortgage loans will be considered to represent "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and interest income on the mortgage loans will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code to the extent that the mortgage loans represented by that senior certificate are of a type described in the section; and

     o a senior certificate owned by a REMIC will be an "obligation . . . which is principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code.

     The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of section 593(d) of the Code to any taxable year beginning after December 31, 1995.

     The assets constituting certain trust funds may include "buydown" mortgage loans. The characterization of any investment in "buydown" mortgage loans will depend upon the precise terms of the related buydown agreement, but to the extent that such "buydown" mortgage loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in "buydown" mortgage loans. Accordingly, holders of senior certificates should consult their own tax advisors with respect to characterization of investments in senior certificates representing an interest in a trust fund that includes "buydown" mortgage loans.

     PREMIUM. The price paid for a senior certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan based on each mortgage loan's relative fair market value, so that the holder's undivided interest in each mortgage loan will have its own tax basis. A senior certificateholder that acquires an interest in mortgage loans at a premium may elect to amortize the premium under a constant interest method, provided that the mortgage loan was originated after September 27, 1985. Premium allocable to a mortgage loan originated on or before September 27, 1985 should be allocated among the principal payments on the mortgage loan and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on a senior certificate. The basis for a senior certificate will be reduced to the extent that amortizable premium is applied to offset interest payments.

     It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under section 171 of the Code. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a senior certificate acquired at a premium should recognize a loss, if a mortgage loan prepays in full, equal to the difference between the portion of the prepaid principal amount of the mortgage loan that is allocable to the senior certificate and the portion of the adjusted basis of the senior certificate that is allocable to the mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     On December 30, 1997, the Internal Revenue Service issued final amortizable bond premium regulations. These regulations, which generally are effective for bonds issued or acquired on or after March 2, 1998 (or, for holders making an election for the taxable year that included March 2, 1998 or any subsequent taxable year, shall apply to bonds held on or after the first day of the taxable year of the election). The amortizable bond premium regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments, such as the trust fund, the yield on which may be affected by prepayments which are subject to section 1272(a)(6) of the Code. Absent further guidance from the IRS and unless otherwise specified in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described above. Prospective purchasers should consult their tax advisors regarding amortizable bond premium and the amortizable bond premium regulations.

     ORIGINAL ISSUE DISCOUNT. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code (currently sections 1271 through 1273 and section 1275) relating to original issue discount (OID) will be applicable to a senior certificateholder's interest in those mortgage loans meeting the conditions necessary for these sections to apply. Accordingly, the following discussion is based in part on the Treasury's OID Regulations issued on February 2, 1994 under sections 1271 through 1273 and section 1275 of the Code. Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the certificates. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory DE MINIMIS exception to the extent that the points are not currently deductible under applicable provisions of the Code or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Senior Certificates-Senior Certificates Representing Interests in Loans Other than ARM Loans-Accrual of Original Issue Discount" below.

     MARKET DISCOUNT. A senior certificateholder that acquires an undivided interest in mortgage loans may be subject to the market discount rules of sections 1276 through 1278 to the extent an undivided interest in a mortgage loan is considered to have been purchased at a "market discount". Generally, the excess of the portion of the principal amount of a mortgage loan allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a senior certificate will be considered to be zero if the amount allocable to the senior certificate is less than 0.25% of the senior certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under sections 1276 through 1278 of the Code.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants to the Department of the Treasury authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Although the Treasury has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a senior certificate is issued with OID, the amount of market discount that accrues during any accrual period is equal to the product of

     o    the total remaining market discount multiplied by

     o a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the accrual period.

     For senior certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o    the total remaining market discount multiplied by

     o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

     For purposes of calculating market discount under any of the above methods in the case of instruments (such as the senior certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of original issue discount will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a senior certificate purchased at a discount or premium in the secondary market.

     A holder who acquires a senior certificate at a market discount also may be required to defer, until the maturity date of the senior certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the senior certificate in excess of the aggregate amount of interest (including OID) includible in such holder's gross income for the taxable year with respect to the senior certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the senior certificate for the days during the taxable year on which the holder held the senior certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the senior certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the senior certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by the senior certificateholder in that taxable year or thereafter.

     ELECTION TO TREAT ALL INTEREST AS ORIGINAL ISSUE DISCOUNT. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4, 1994. If such an election is made with respect to a mortgage loan with market discount, the certificateholder will be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Regular Certificates-Original Issue Discount and Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.

     ANTI-ABUSE RULE. The IRS is permitted to apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage asset, mortgage loan or senior certificate, or the effect of applying the otherwise applicable rules, is to achieve a result that is unreasonable in light of the purposes of the applicable statutes (which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments).

     B.   Multiple Classes of Senior Certificates

     STRIPPED BONDS AND STRIPPED COUPONS

     GENERAL. Pursuant to section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of sections 1271 through 1288 of the Code, section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a trust fund is created with two classes of senior certificates, one class of senior certificates will represent the right to principal and interest, or principal only, on all or a portion of the mortgage loans ("stripped bond certificates"), while the second class of senior certificates will represent the right to some or all of the interest on such portion ("stripped coupon certificates").

     Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If such excess servicing fee is less than 100 basis points (i.e., 1% interest on the mortgage loan principal balance) or the certificates are initially sold with a DE MINIMIS discount (assuming no prepayment assumption is required), any non- DE MINIMIS discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a mortgage loan by mortgage loan basis, which could result in some mortgage loans being treated as having more than 100 basis points of interest stripped off.

     Although not entirely clear, a stripped bond certificate generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, if the discount on a stripped bond certificate is larger than a DE MINIMIS amount (as calculated for purposes of the original issue discount rules), a purchaser of such a certificate will be required to accrue the discount under the original issue discount rules of the Code. See "--Single Class of Senior Certificates-Original Issue Discount" above. However, a purchaser of a stripped bond certificate will be required to account for any discount on the certificate as market discount rather than original issue discount if either

     o the amount of OID with respect to the certificate was treated as zero under the OID DE MINIMIS rule when the certificate was stripped, or

     o no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) are stripped off the trust fund's mortgage loans.

     Pursuant to Revenue Procedure 91-49 issued on August 8, 1991, purchasers of stripped bond certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of stripped coupon certificates is substantially uncertain. The Code could be read literally to require that original issue discount computations be made on a mortgage loan by mortgagee loan basis. However, based on recent IRS guidance, it appears that a stripped coupon certificate should be treated as a single installment obligation subject to the original issue discount rules of the Code. As a result, all payments on a stripped coupon certificate would be included in the certificate's stated redemption price at maturity for purposes of calculating income on such certificate under the original issue discount rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans will give rise to a loss to the holder of a stripped bond certificate purchased at a premium or a stripped coupon certificate. If a senior certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to the senior certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if the senior certificate is treated as an interest in discrete mortgage loans or if no prepayment assumption is used, then, when a mortgage loan is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan.

     Because of the complexity of these issues, we strongly suggest that holders of stripped bond certificates and stripped coupon certificates consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

     TREATMENT OF CERTAIN OWNERS. Several sections of the Code provide beneficial treatment to certain taxpayers that invest in mortgage loans of the type that make up the trust fund. With respect to these sections, no specific legal authority exists regarding whether the character of the senior certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans. While section 1286 treats a stripped obligation as a separate obligation for purposes of the provisions of the Code addressing original issue discount, it is not clear whether such characterization would apply with regard to these other sections. Although the issue is not free from doubt, in the opinion of tax counsel, based on policy considerations, each class of senior certificates should be considered to represent "real estate assets" within the meaning of section 856(c)(4)(A) of the Code and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of section 7701(a)(19)(C)(v) of the Code, and interest income attributable to senior certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code, provided that in each case the underlying mortgage loans and interest on such mortgage loans qualify for such treatment. Prospective purchasers to which such characterization of an investment in senior certificates is material should consult their own tax advisors regarding the characterization of the senior certificates and related income. Senior certificates will be "obligations (including any participation or certificate of beneficial ownership therein) which are principally secured by an interest in real property" within the meaning of section 860G(a)(3)(A) of the Code.

     SENIOR CERTIFICATES REPRESENTING INTERESTS IN LOANS OTHER THAN ARM LOANS

         GENERAL. The OID rules of sections 1271 through 1275 of the Code will be applicable to a senior certificateholder's interest in those mortgage loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory DE MINIMIS exception, including a payment of points that is currently deductible by the borrower under applicable provisions of the Code, or, under certain circumstances, by the presence of "teaser" rates on the mortgage loans. OID on each senior certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a senior certificate representing an interest in mortgage loans other than mortgage loans with interest rates that adjust periodically (ARM loans) likely will be computed as described under "-Accrual of Original Issue Discount" below. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986, as amended. The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments such as the senior certificates issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issue date of the mortgage loans should be used or, in the case of stripped bond certificates or stripped coupon certificates, the date when these certificates are acquired. The holder of a senior certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

         Under the Code, the mortgage loans underlying each senior certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage loan's stated redemption price at maturity over its issue price. The issue price of a mortgage loan is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a mortgage loan is the sum of all payments to be made on such mortgage loan other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described under "-Accrual of Original Issue Discount" below, will, unless otherwise specified in the related prospectus supplement, utilize the original yield to maturity of the senior certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the senior certificates and will take into account events that occur during the calculation period. This prepayment assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the Tax Reform Act provides, however, that the regulations will require that this prepayment assumption be the prepayment assumption that is used in determining the offering price of the certificate. No representation is made that any certificate will prepay at the prepayment assumption or at any other rate. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, such as the certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the master servicer intends to calculate and report OID under the method described below.

         ACCRUAL OF ORIGINAL ISSUE DISCOUNT. Generally, the owner of a senior certificate must include in gross income the sum of the "daily portions", as defined below, of the OID on that senior certificate for each day on which it owns the senior certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of original issue discount with respect to each component generally will be determined as follows under the Amendments. A calculation will be made by the master servicer or such other entity specified in the related prospectus supplement of the portion of original issue discount that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the distribution dates on the senior certificate (or the day prior to each such date). This will be done, in the case of each full month accrual period, by adding

         o the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component, under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component, and

         o any payments received during such accrual period (other than a payment of qualified stated interest), and subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

         The "adjusted issue price" of a senior certificate at the beginning of the first accrual period is its issue price; the "adjusted issue price" of a senior certificate at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment (other than a payment of qualified stated interest) made at the end of or during that accrual period. The OID during the accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

         OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if mortgage loans acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of such mortgage loan, no original issue discount attributable to the difference between the issue price and the original principal amount of such mortgage loan (i.e., points) will be includible by such holder. Other OID on the mortgage loans (e.g., that arising from a "teaser" rate) would still need to be accrued.

         SENIOR CERTIFICATES REPRESENTING INTERESTS IN ARM LOANS

         The OID Regulations do not address the treatment of instruments, such as the senior certificates (if the related trust fund includes ARM loans), which represent interests in ARM loans. Additionally, the IRS has not issued guidance under the coupon stripping rules of the Code with respect to these instruments. In the absence of any authority, the master servicer will report OID on senior certificates attributable to ARM loans ("stripped ARM obligations") to holders in a manner it believes to be consistent with the rules described under the heading "-Senior Certificates Representing Interests in Loans Other Than ARM Loans" above and with the OID Regulations. In general, application of these rules may require inclusion of income on a stripped ARM obligation in advance of the receipt of cash attributable to such income. Further, the addition of deferred interest resulting from negative amortization to the principal balance of an ARM loan may require the inclusion of such amount in the income of the senior certificateholder when the amount accrues. Furthermore, the addition of deferred interest to the senior certificate's principal balance will result in additional income (including possibly OID income) to the senior certificateholder over the remaining life of the senior certificates.

         Because the treatment of stripped ARM obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to these certificates.

         C. Possible Application of Contingent Payment Regulations to Certain Non-REMIC Certificates

         Final regulations issued on June 11, 1996 with respect to OID under section 1275 include "contingent payment regulations" covering obligations that provide for one or more contingent payments. Rights to interest payments on a mortgage loan might be considered to be contingent within the meaning of the contingent payment regulations if the interest would not be paid if the borrower exercised its right to prepay the mortgage loan. However, in the case of an investor having a right to shares of the interest and principal payments on a mortgage loan when the share of interest is not substantially greater than the share of principal, the possibility of prepayment should not be considered to characterize otherwise noncontingent interest payments as contingent payments. The absence of interest payments following a prepayment would be the normal consequence of the return of the investor's capital in the form of a principal payment. On the other hand, a right to interest on such a mortgage loan is more likely to be regarded as contingent if held by an investor that does not also hold a right to the related principal. Such an investor would not recover its capital through receipt of a principal payment at the time of the prepayment of the mortgage loan.

         Applying these principles to the senior certificates, because the mortgage loans are subject to prepayment at any time, payments on a class of senior certificates representing a right to interest on the mortgage loans could be considered to be contingent within the meaning of the contingent payment regulations, at least if the senior certificate was issued at a premium. The likelihood that such payments will be considered contingent increases the greater the amount of such premium.

         In the event that payments on a senior certificate in respect of interest on the mortgage loans are considered contingent, then the holder would generally report income or loss as described under the heading "-Stripped Bonds and Stripped Coupons" above; provided, however, that the yield that would be used in calculating interest income would not be the actual yield but would instead equal the "applicable Federal rate" (AFR), in effect at the time of purchase of the senior certificate by the holder. The AFR generally is an average of current yields on Treasury securities computed and published monthly by the IRS. In addition, once the holder's adjusted basis in the senior certificate has been reduced (by prior distributions or losses) to an amount equal to the aggregate amount of the remaining noncontingent payments of the mortgage loans that are allocable to the senior certificate (or to zero if the senior certificate does not share in principal payments), then the holder would recognize income in each subsequent month equal to the full amount of interest on the mortgage loans that accrues in that month and is allocable to the senior certificate. It is uncertain whether, under the contingent payment regulations, any other adjustments would be made to take account of prepayments of the mortgage loans.

         D. Sale or Exchange of a Senior Certificate

         Sale or exchange of a senior certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the seller's adjusted basis in the senior certificate. Such adjusted basis generally will equal the seller's purchase price for the senior certificate, increased by the OID included in the seller's gross income with respect to the senior certificate, and reduced by principal payments on the senior certificate previously received by the seller. Such gain or loss will be capital gain or loss to a seller for which a senior certificate is a "capital asset" within the meaning of section 1221 of the Code, and will be long-term or short-term depending on whether the senior certificate has been owned for the long-term capital gain holding period (currently more than one year).

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         It is possible that capital gain realized by holders of the senior certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction". A sale of a senior certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and one of the following conditions is met:

         o the holder entered the contract to sell the senior certificate substantially contemporaneously with acquiring the senior certificate;

         o        the senior certificate is part of a straddle;

         o the senior certificate is marketed or sold as producing capital gain; or

         o other transactions to be specified in Treasury regulations that have not yet been issued occur.

         If the sale or other disposition of a senior certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

         Senior certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a senior certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

         E. Non-U.S. Persons

         Generally, to the extent that a senior certificate evidences ownership in mortgage loans that are issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under section 1441 or 1442 to (i) an owner that is not a U.S. Person or (ii) a senior certificateholder holding on behalf of an owner that is not a U.S. Person, will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a senior certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a senior certificate evidences ownership in mortgage loans issued after July 18, 1984, if

         o the senior certificateholder does not actually or constructively own 10% or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the trust fund);

         o the senior certificateholder is not a controlled foreign corporation within the meaning of section 957 of the Code related to the issuer; and

         o the senior certificateholder complies with certain identification requirements, including delivery of a statement, signed by the senior certificateholder under penalties of perjury, certifying that it is not a U.S. Person and providing its name and address.

         F.       Information Reporting and Backup Withholding

         The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each certificateholder at any time during the year, such information as may be deemed necessary or desirable to assist securityholders in preparing their federal income tax returns, or to enable holders to make the information available to owners or other financial intermediaries of holders that hold the certificates as nominees. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

         G.       New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations which attempt to unify certification requirements and modify reliance standards effective for payments made after December 31, 2000.

REMIC CERTIFICATES

         A.       General

         The trust fund relating to a series of certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however, "-Prohibited Transactions and Other Taxes") below, if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year (including the implementation of restrictions on the purchase and transfer of the residual interest in a REMIC as described under "-Residual Certificates" below), the Code provides that a trust fund will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation, and the related REMIC certificates may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury to issue regulations providing relief in the event of an inadvertent termination of status as a REMIC, no such regulations have been issued. Moreover, any relief may be accompanied by sanctions such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, in the opinion of tax counsel, assuming compliance with all provisions of the related Agreement, the trust fund will qualify as a REMIC and the related certificates will be considered to be regular interests ("regular certificates") or residual interests ("residual certificates") in the REMIC. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or residual interest in the REMIC.

         In general, with respect to each series of certificates for which a REMIC election is made,

         o certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in section 7701(a)(19)(C) of the Code;

         o certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of section 856(c)(4)(A) of the Code; and

         o interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

         If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on mortgage loans held pending distribution on the REMIC certificates will be considered to be qualifying assets under the foregoing sections.

         In some instances, the mortgage loans may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of "buydown" mortgage loans contained in "-Non-REMIC Certificates- Single Class of Senior Certificates" above. REMIC certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of section 856(c)(4)(A) of the Code and REMIC certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of section 851(b)(4)(A)(ii) of the Code. REMIC certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code.

         A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes (not including recreational vehicles, campers or similar vehicles) which are "single family residences" under section 25(e)(10) of the Code will qualify as real property without regard to state law classifications. Under section 25(e)(10), a single family residence includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

         B.       Tiered REMIC Structures

         For certain series of certificates, two separate elections may be made to treat designated portions of the related trust fund as REMICs (respectively, the "subsidiary REMIC" and the "master REMIC") for federal income tax purposes. Upon the issuance of any such series of certificates, tax counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related pooling and servicing agreement, the master REMIC as well as any subsidiary REMIC will each qualify as a REMIC and the REMIC certificates issued by the master REMIC and the subsidiary REMIC, respectively, will be considered to evidence ownership of regular certificates or residual certificates in the related REMIC within the meaning of the REMIC provisions.

         Only REMIC certificates issued by the master REMIC will be offered under this prospectus. The subsidiary REMIC and the master REMIC will be treated as one REMIC solely for purposes of determining

         o whether the REMIC certificates will be (i) "real estate assets" within the meaning of section 856(c)(4)(A) of the Code or (ii) "loans secured by an interest in real property" under section 7701(a)(19)(C) of the Code; and

         o whether the income on the certificates is interest described in section 856(c)(3)(B) of the Code.

         C.       Regular Certificates

         GENERAL. Except as otherwise stated in this discussion, regular certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of regular certificates that otherwise report income under a cash method of accounting will be required to report income with respect to regular certificates under an accrual method.

         ORIGINAL ISSUE DISCOUNT AND PREMIUM. The regular certificates may be issued with OID within the meaning of section 1273(a) of the Code. Generally, the amount of OID, if any, will equal the difference between the "stated redemption price at maturity" of a regular certificate and its "issue price". Holders of any class of certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act. Holders of regular certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities such as the regular certificates.

         Rules governing OID are set forth in sections 1271 through 1273 and section 1275 of the Code. These rules require that the amount and rate of accrual of OID be calculated based on a Prepayment Assumption and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations which have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of the regular certificates. The prospectus supplement for each series of regular certificates will specify the prepayment assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the regular certificates will prepay at the prepayment assumption or at any other rate.

         In general, each regular certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price". The issue price of a regular certificate is the first price at which a substantial amount of regular certificates of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of regular certificates is sold for cash on or prior to the date of their initial issuance, the issue price for that class will be treated as the fair market value of that class on the initial issue date. The issue price of a regular certificate also includes the amount paid by an initial regular certificateholder for accrued interest that relates to a period prior to the initial issue date of the regular certificate. The stated redemption price at maturity of a regular certificate includes the original principal amount of the regular certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest". Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the regular certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on regular certificates with respect to which deferred interest will accrue will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of the regular certificates includes all distributions of interest as well as principal thereon.

         Where the interval between the initial issue date and the first distribution date on a regular certificate is longer than the interval between subsequent distribution dates, the greater of any OID (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the DE MINIMIS rule described below. The OID Regulations suggest that all interest on a long-first-period regular certificate that is issued with non-DE MINIMIS OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first distribution date on a regular certificate is shorter than the interval between subsequent distribution dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the certificates stated redemption price at maturity. Regular securityholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a regular certificate.

         Under the DE MINIMIS rule, OID on a regular certificate will be considered to be zero if the amount of OID is less than 0.25% of the stated redemption price at maturity of the regular certificate multiplied by the weighted average maturity of the regular certificate. For this purpose, the weighted average maturity of the regular certificate is computed as the sum of the amounts determined by multiplying

         o the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made muliplied by

         o a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the regular certificate and the denominator of which is the stated redemption price at maturity of the regular certificate.

         Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the mortgage loans and the anticipated reinvestment rate, if any, relating to the regular certificates. This prepayment assumption with respect to a series of regular certificates will be set forth in the related prospectus supplement. Holders generally must report DE MINIMIS OID pro rata as principal payments are received and such income will be capital gain if the regular certificate is held as a capital asset. However, accrual method holders may elect to accrue all DE MINIMIS OID as well as market discount under a constant interest method.

         The prospectus supplement with respect to a trust fund may provide for certain regular certificates to be issued as "super-premium" certificates at prices significantly exceeding their principal amounts or based on notional principal balances. The income tax treatment of these super-premium certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of the super-premium certificates is the sum of all payments to be made on these certificates determined under the prepayment assumption set forth in the related prospectus supplement, with the result that the super-premium certificates would be treated as being issued with OID. The calculation of income in this manner could result in negative OID (which delays future accruals of OID rather than being immediately deductible) when prepayments on the mortgage loans exceed those estimated under the prepayment assumption. The IRS might contend, however, that the contingent payment regulations should apply to the super-premium certificates.

         Although the contingent payment regulations are not applicable to instruments governed by section 1272(a)(6) of the Code, they represent the only guidance regarding the current view of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of such regular certificates should be limited to their principal amount (subject to the discussion under "-Accrued Interest Certificates" below), so that such regular certificates would be considered for U.S. federal income tax purposes to be issued at a premium. If such position were to prevail, the rules described under "-Premium" below would apply. It is unclear when a loss may be claimed for any unrecovered basis for a super-premium certificate. It is possible that a holder of a super-premium certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments, or when the final payment is received with respect to the super-premium certificate.

         Under the REMIC Regulations, if the issue price of a regular certificate (other than regular certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, a regular certificate generally should not be treated as a super-premium certificate and the rules described below under "-Premium" below should apply. However, it is possible that holders of regular certificates issued at a premium, even if the premium is less than 25% of the certificate's actual principal balance, will be required to amortize the premium under an OID method or contingent interest method even though no election under section 171 of the Code is made to amortize such premium.

         Generally, a regular certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a regular certificate for each day the regular certificateholder holds the regular certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a regular certificate, a calculation will be made of the portion of the OID that accrues during each successive accrual period that ends on the day in the calendar year corresponding to a distribution date (or if distribution dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by adding

         o the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the regular certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the regular certificate under the Prepayment Assumption, and

         o any payments included in the stated redemption price at maturity received during the accrual period,

and subtracting from that total the "adjusted issue price" of the regular certificates at the beginning of the accrual period.

         The "adjusted issue price" of a regular certificate at the beginning of the first accrual period is its issue price; the "adjusted issue price" of a regular certificate at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.
         A subsequent purchaser of a regular certificate issued with OID who purchases the regular certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that regular certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that regular certificate exceeds the following amount:

         o the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original regular certificateholder (who purchased the regular certificate at its issue price), less

         o any prior payments included in the stated redemption price at maturity,

and the denominator of which is the sum of the daily portions for that regular certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as original issue.

         VARIABLE RATE REGULAR CERTIFICATES. Regular certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally,

        o         the interest is unconditionally payable at least annually;

         o the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

         o interest is based on a "qualified floating rate", an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates", one "qualified inverse floating rate", or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the regular certificate.

         The amount of OID with respect to a regular certificate bearing a variable rate of interest will accrue in the manner described under "-Original Issue Discount and Premium" above by assuming generally that the index used for the variable rate will remain fixed throughout the term of the certificate. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the depositor intends to treat interest on a regular certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the regular certificates will be deemed to be the index in effect through the life of the regular certificates. It is possible, however, that the IRS may treat some or all of the interest on regular certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on regular certificates.

         MARKET DISCOUNT. A purchaser of a regular certificate may be subject to the market discount provisions of sections 1276 through 1278 of the Code. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of

         o the regular certificate's stated principal amount or, in the case of a regular certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased the regular certificate from an original holder) over

         o        the price for the regular certificate paid by the purchaser.

         A holder who purchases a regular certificate at a market discount will recognize income upon receipt of each distribution representing stated redemption price. In particular, under section 1276 of the Code such a holder generally will be required to allocate each principal distribution first to accrued market discount not previously included in income and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies. In addition, the OID Regulations permit a certificateholder using the accrual method of accounting to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election is made with respect to a regular certificate with market discount, the certificateholder will be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the certificateholder owns or acquires. See "--Original Issues Discount and Premium" above. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable.

         Market discount with respect to a regular certificate will be considered to be zero if the amount allocable to the regular certificate is less than 0.25% of the regular certificate's stated redemption price at maturity multiplied by the regular certificate's weighted average maturity remaining after the date of purchase. If market discount on a regular certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the regular certificate and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code sections 1276 through 1278 of the Code.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the legislative history of the Tax Reform Act will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. For regular certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

         o        the total remaining market discount multiplied by

         o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

         For regular certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

         o        the total remaining market discount multiplied by

         o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

         For purposes of calculating market discount under any of the above methods in the case of instruments (such as the regular certificates) which provide for payments which may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply.

         A holder of a regular certificate that acquires it at a market discount also may be required to defer, until the maturity date of the regular certificate or its earlier disposition in a taxable transaction, the deduction of a portion of the amount of interest that the holder paid or accrued during the taxable year on indebtedness incurred or maintained to purchase or carry the regular certificate in excess of the aggregate amount of interest (including
OID) includible in the holder's gross income for the taxable year with respect to the regular certificate. The amount of such net interest expense deferred in a taxable year may not exceed the amount of market discount accrued on the regular certificate for the days during the taxable year on which the holder held the regular certificate and, in general, would be deductible when such market discount is includible in income. The amount of any remaining deferred deduction is to be taken into account in the taxable year in which the regular certificate matures or is disposed of in a taxable transaction. In the case of a disposition in which gain or loss is not recognized in whole or in part, any remaining deferred deduction will be allowed to the extent of gain recognized on the disposition. This deferral rule does not apply if the regular certificateholder elects to include such market discount in income currently as it accrues on all market discount obligations acquired by the regular certificateholder in that taxable year or thereafter.

         PREMIUM. A purchaser of a regular certificate who purchases the regular certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the regular certificate at a premium and may elect to amortize such premium under a constant yield method. A certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the prepayment assumption would be taken into account in determining the life of the regular certificate for this purpose. However, the legislative history of the Tax Reform Act states that the same rules that apply to accrual of market discount (which rules require use of a prepayment assumption in accruing market discount with respect to regular certificates without regard to whether the certificates have
OID) will also apply in amortizing bond premium under

section 171 of the Code. The Code provides that amortizable bond premium will be allocated among the interest payments on the regular certificates and will be applied as an offset against the interest payment.

         On June 27, 1996, the IRS published in the Federal Register proposed regulations on the amortization of bond premium. The foregoing discussion is based in part on such proposed regulations. On December 30, 1997, the IRS issued the amortizable bond premium regulations which generally are effective for bonds acquired on or after March 2, 1998 or, for holders making an election to amortize bond premium as described above, the taxable year that includes March 2, 1998 or any subsequent taxable year, will apply to bonds held on or after the first day of taxable year in which such election is made. Neither the proposed regulations nor the final regulations, by their express terms, apply to prepayable securities described in section 1272(a)(6) of the Code such as the regular certificates. Holders of regular certificates should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

         DEFERRED INTEREST. Certain classes of regular certificates will provide for the accrual of interest when one or more ARM Loans are adding deferred interest to their principal balance by reason of negative amortization. Any deferred interest that accrues with respect to a class of regular certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to deferred interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated interest or whether all or a portion of the interest payable on the certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID (which could accelerate such inclusion). Interest on regular certificates must in any event be accounted for under an accrual method by the holders of these certificates. Applying the latter analysis therefore may result only in a slight difference in the timing of the inclusion in income of interest on the regular certificates.

         EFFECTS OF DEFAULTS AND DELINQUENCIES. Certain series of certificates may contain one or more classes of subordinated certificates and, in the event there are defaults or delinquencies on the mortgage loans, amounts that would otherwise be distributed on the subordinated certificates may instead be distributed on the senior certificates. Holders of subordinated certificates nevertheless will be required to report income with respect to these certificates under an accrual method without giving effect to delays and reductions in distributions on such subordinated certificates attributable to defaults and delinquencies on the mortgage loans, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a holder of a subordinated certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage loans. However, the timing and character of such losses or reductions in income are uncertain. Accordingly, holders of subordinated certificates should consult their own tax advisors on this point.

         SALE, EXCHANGE OR REDEMPTION. If a regular certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the regular certificate. The adjusted basis generally will equal the cost of the regular certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the regular certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment which is part of the stated redemption price at maturity of a regular certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the regular certificate. The holder of a regular certificate that receives a final payment which is less than the holder's adjusted basis in the regular certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "-Market Discount" above, any such gain or loss will be capital gain or loss, provided that the regular certificate is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221 of the Code.

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         Gain from the sale or other disposition of a regular certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of:

         o the amount that would have been includible in such holder's income with respect to the regular certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in section 1274(d) of the Code determined as of the date of purchase of such regular certificate, over

         o        the amount actually includible in the holder's income.

         Gain from the sale or other disposition of a regular certificate that might otherwise be capital gain will be treated as ordinary income, (i) if the regular certificate is held as part of a "conversion transaction" as defined in section 1258(c) of the Code, up to the amount of interest that would have accrued at the applicable federal rate under section 1274(d) of the Code in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or (ii) if the regular certificate is held as part of a straddle. Potential investors should consult their tax advisors with respect to the tax consequences of ownership and disposition of an investment in regular certificates in their particular circumstances.

         Regular certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code so that gain or loss recognized from the sale of a regular certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

         The regular certificate information reports will include a statement of the adjusted issue price of the regular certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of regular certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

         ACCRUED INTEREST CERTIFICATES. Regular certificates that are "payment lag" certificates may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends prior to each distribution date. The period between the initial issue date of the payment lag certificates and their first distribution date may or may not exceed such interval. Purchasers of payment lag certificates for which the period between the initial issue date and the first distribution date does not exceed such interval could pay upon purchase of the regular certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a regular certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest"), and the regular certificate provides for a payment of stated interest on the first payment date (and the first payment date, is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the regular certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the regular certificate. However, it is unclear under this method how the proposed OID Regulations treat interest on payment lag certificates as described above. Therefore, in the case of a payment lag certificate, the REMIC intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest only to the extent such payments represent interest for the number of days that the certificateholder has held the payment lag certificate during the first accrual period.
Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of payment lag certificates.

         NON-INTEREST EXPENSES OF THE REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC", a portion of the REMIC's servicing, administrative and other noninterest expenses will be allocated as a separate item to those regular securityholders that are "pass-through interest holders". Generally, a single-class REMIC is defined as
(i) a REMIC that would be treated as a fixed investment trust under Treasury regulations but for its qualification as a REMIC or (ii) a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding this allocation requirement imposed by the temporary regulations. Such a pass-through interest holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual generally would be allowed a deduction for such expenses only as a miscellaneous itemized deduction subject to the limitations under section 67 of the Code. That section allows such deductions only to the extent that in the aggregate such expenses exceed 2% of the holder's adjusted gross income. In addition, section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "applicable amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by residual securityholders who are subject to the limitations of either section 67 or section 68 may be substantial. The REMIC is required to report to each pass- through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass- through entities including regulated investment companies, but does not include real estate investment trusts. Certificateholders that are "pass-through interest holders" should consult their own tax advisors about the impact of these rules on an investment in the regular certificates.

         TREATMENT OF REALIZED LOSSES. Although not entirely clear, it appears that holders of regular certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any regular certificates becoming wholly or partially worthless and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any regular certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of certificates may be allowed a bad debt deduction at such time that the principal balance of any regular certificate is reduced to reflect realized losses resulting from any liquidated mortgage loans. The IRS, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all mortgage loans remaining in the related trust fund have been liquidated or the certificates of the related series have been otherwise retired. Prospective investors in and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

         NON-U.S. PERSONS. Generally, payments of interest (including any payment with respect to accrued OID) on the regular certificates to a regular certificateholder who is a non-U.S. Person not engaged in a trade or business within the United States will not be subject to federal withholding tax if

         o the regular certificateholder does not actually or constructively own 10% or more of the combined voting power of all classes of equity in the issuer (which for purposes of this discussion may be defined as the trust fund or the beneficial owners of the related residual certificates);

         o the regular certificateholder is not a controlled foreign corporation (within the meaning of section 957 of the Code) related to the issuer; and

         o the regular certificateholder complies with certain identification requirements, including delivery of a statement, signed by the regular certificateholder under penalties of perjury, certifying that it is a foreign person and providing its name and address.

         If a regular certificateholder is not exempt from withholding, distributions of interest, including distributions in respect of accrued OID, the holder may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

         Further, it appears that a regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, securityholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         Regular securityholders who are non-U.S. Persons and persons related to such holders should not acquire any residual certificates, and residual securityholders and persons related to residual securityholders should not acquire any regular certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

         INFORMATION REPORTING AND BACKUP WITHHOLDING. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each regular certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist regular securityholders in preparing their federal income tax returns or to enable holders to make such information available to owners or other financial intermediaries of holders that hold regular certificates. If a holder, owner or other recipient of a payment on behalf of an owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

         NEW WITHHOLDING REGULATIONS. On October 6, 1997, the Treasury Department issued the new regulations which attempt to unify certification requirements and modify reliance standards effective for payments made after December 31, 2000.

         D.       Residual Certificates

         Allocation of the Income of the REMIC to the Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a residual certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any residual certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. The holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding residual certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the residual securityholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from residual certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses". As residual interests, the residual certificates will be subject to tax rules, described below, that differ from those that would apply if the residual certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

         A residual certificateholder may be required to include taxable income from the residual certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (i.e., a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (i.e., "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a residual certificate to a residual certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a residual certificate and the impact of such tax treatment on the after-tax yield of a residual certificate.

         A subsequent residual certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the residual certificateholder owns the residual certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original residual certificateholder, as described above. The legislative history of the Tax Reform Act indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a residual certificate that purchased the residual certificate at a price greater than (or less than) the adjusted basis the residual certificate would have in the hands of an original residual certificateholder. See "--Sale or Exchange of Residual Certificates" below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

         TAXABLE INCOME OF THE REMIC ATTRIBUTABLE TO RESIDUAL CERTIFICATES. The taxable income of the REMIC will reflect a netting of the income from the mortgage loans and the REMIC's other assets and the deductions allowed to the REMIC for interest and OID on the regular certificates and, except as described under "-Non-Interest Expenses of the REMIC" below, other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the regular and residual certificates (or, if a class of certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the mortgage loans and other assets of the REMIC in proportion to their respective fair market values. A mortgage loan will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less or greater, respectively than its principal balance. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the regular certificates. The REMIC expects to elect under section 171 of the Code to amortize any premium on the mortgage loans. Premium on any mortgage loan to which the election applies would be amortized under a constant yield method. It is likely that the yield of a mortgage loan would be calculated for this purpose taking account of the prepayment assumption. However, the election would not apply to any mortgage loan originated on or before September 27, 1985. Instead, premium on such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the regular certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to regular certificates except that the 0.25% per annum DE MINIMIS rule and adjustments for subsequent holders described therein will not apply.

         A residual certificateholder will not be permitted to amortize the cost of the residual certificate as an offset to its share of the REMIC's taxable income. However, such taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the residual certificates will be added to the issue price of the regular certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a residual certificate to reflect any difference between the actual cost of the residual certificate to such holder and the adjusted basis the residual certificate would have in the hands of an original residual certificateholder, see "--Allocation of the Income of the REMIC to the Residual Certificates" above.

         ADDITIONAL TAXABLE INCOME OF RESIDUAL INTERESTS. Any payment received by a holder of a residual certificate in connection with the acquisition of the residual certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt or accrual as ordinary income, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of residual certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

         NET LOSSES OF THE REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the residual securityholders in the same manner as the REMIC's taxable income. The net loss allocable to any residual certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in the residual certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the residual certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of residual securityholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

         MARK-TO-MARKET REGULATIONS. Prospective purchasers of a residual certificate should be aware that the IRS finalized mark-to-market regulations which provide that a residual certificate acquired after January 3, 1995 cannot be marked to market. The mark-to-market regulations replaced the temporary regulations which allowed a residual certificate to be marked to market provided that it was not a "negative value" residual interest.

         NON-INTEREST EXPENSES OF THE REMIC. The REMIC's taxable income will be determined in the same manner as if the REMIC were an individual. However, all or a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to residual securityholders that are "pass-through interest holders". Such a holder would be required to add an amount equal to its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. Individuals are generally allowed a deduction for such an investment expense only as a miscellaneous itemized deduction subject to the limitations under section 67 of the Code which allows such deduction only to the extent that, in the aggregate, all such expenses exceed 2% of an individual's adjusted gross income. In addition, the personal exemptions and itemized deductions of individuals with adjusted gross incomes above particular levels are subject to certain limitations which reduce or eliminate the benefit of such items. The REMIC is required to report to each pass- through interest holder and to the IRS the holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass- through entities, but does not include real estate investment trusts. Residual securityholders that are "pass-through interest holders" should consult their own tax advisors about the impact of these rules on an investment in the residual certificates. See "--Regular Certificates-Non-Interest Expenses of the REMIC" above.

         EXCESS INCLUSIONS. A portion of the income on a residual certificate (referred to in the Code as an "excess inclusion") for any calendar quarter will, with an exception discussed below for certain thrift institutions, be subject to federal income tax in all events. Thus, for example, an excess inclusion

         o may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a residual certificateholder;

         o will be treated as "unrelated business taxable income" within the meaning of section 512 of the Code if the residual certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "--Tax-Exempt Investors" below); and

         o is not eligible for any reduction in the rate of withholding tax in the case of a residual certificateholder that is a foreign investor.

         The exception for thrift institutions is available only to the institution holding the residual certificate and not to any affiliate of the institution, unless the affiliate is a subsidiary all the stock of which, and substantially all the indebtedness of which, is held by the institution, and which is organized and operated exclusively in connection with the organization and operation of one or more REMICs.

         Except as discussed in the following paragraph, with respect to any residual certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of

         o the income of the residual certificateholder for that calendar quarter from its residual certificate over

         o the sum of the "daily accruals" for all days during the calendar quarter on which the residual certificateholder holds the residual certificate.

         For this purpose, the daily accruals with respect to a residual certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the residual certificate at the beginning of the calendar quarter and 120% of the "Federal long-term rate" in effect at the time the residual certificate is issued. For this purpose, the "adjusted issue price" of a residual certificate at the beginning of any calendar quarter equals the issue price of the residual certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the residual certificate before the beginning of such quarter. The "Federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         In the case of any residual certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such residual certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a residual certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

         The Small Business Job Protection Act of 1996 has eliminated the special rule permitting section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995 except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

         In addition, the Small Business Job Protection Act provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a residual certificateholder. First, the alternative minimum taxable income for the residual certificateholder is determined without regard to the special rule that taxable income cannot be less than excess inclusion. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, the residual certificateholder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions. These rules are effective for tax years beginning after December 31, 1996, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         DISTRIBUTIONS. Any distribution made on a residual certificate to a residual certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the residual certificateholder's adjusted basis in the residual certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the residual certificate.

         PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the residual certificates. In the case of a "single class REMIC", however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the holders of the regular certificates and the holders of the residual certificates on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In the case of individuals (or trusts, estates or other persons who compute their income in the same manner as individuals) who own an interest in a regular certificate directly or through a pass-through entity which is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g., a partnership, an S corporation or a grantor trust), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. The reduction or disallowance of this deduction coupled with the allocation of additional income may have a significant impact on the yield of the regular certificate to such a holder. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or
(ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual certificates in their entirety and not to holders of the related regular certificates.

         SALE OR EXCHANGE OF RESIDUAL CERTIFICATES. If a residual certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the residual certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a residual certificate generally equals the cost of the residual certificate to the residual certificateholder, increased by the taxable income of the REMIC that was included in the income of the residual certificateholder with respect to the residual certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to the residual certificateholder with respect to the residual certificate and by the distributions received thereon by the residual certificateholder. In general, any such gain or loss will be capital gain or loss provided the residual certificate is held as a capital asset. However, residual certificates will be "evidences of indebtedness" within the meaning of section 582(c)(1) of the Code, so that gain or loss recognized from sale of a residual certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

         Except as provided in Treasury regulations yet to be issued, if the seller of a residual certificate reacquires the residual certificate or acquires any other residual certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in section 7701(i)) of the Code during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of section 1091 of the Code. In that event, any loss realized by the residual certificateholder on the sale will not be deductible, but instead will increase the residual certificateholder's adjusted basis in the newly acquired asset.

         Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         E.       Prohibited Transactions and Other Taxes

         The REMIC is subject to a tax at a rate equal to 100% of the net income derived from "prohibited transactions". In general, a prohibited transaction means the disposition of a mortgage loan other than pursuant to certain specified exceptions, the receipt of investment income from a source other than a mortgage loan or certain other permitted investments or the disposition of an asset representing a temporary investment of payments on the mortgage loans pending payment on the residual certificates or regular certificates. In addition, the assumption of a mortgage loan by a subsequent purchaser could cause the REMIC to recognize gain which would also be subject to the 100% tax on prohibited transactions.

         In addition, certain contributions to a REMIC made after the initial issue date of the certificates could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property.

         It is not anticipated that the REMIC will engage in any prohibited transactions or receive any contributions subject to the contributions tax. However, in the event that the REMIC is subject to any such tax, unless otherwise disclosed in the related prospectus supplement, such tax would be borne first by the residual securityholders, to the extent of amounts distributable to them, and then by the master servicer.

         F.       Liquidation and Termination

         If the REMIC adopts a plan of complete liquidation, within the meaning of section 860F(a)(4)(A)(i) of the Code, which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any prohibited transaction tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of regular and residual certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the regular certificates. If a residual certificateholder's adjusted basis in the residual certificate exceeds the amount of cash distributed to the residual certificateholder in final liquidation of its interest, it would appear that the residual certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

         G.       Administrative Matters

         Solely for the purpose of the administrative provisions of the Code, the REMIC will be treated as a partnership and the residual securityholders will be treated as the partners. Under temporary regulations, however, if there is at no time during the taxable year more than one residual certificateholder, a REMIC shall not be subject to the rules of subchapter C of chapter 63 of the Code relating to the treatment of partnership items for a taxable year. Accordingly, the REMIC will file an annual tax return on Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. In addition, certain other information will be furnished quarterly to each residual certificateholder who held the residual certificate on any day in the previous calendar quarter.

         Each residual certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the residual certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to section 6111 of the Code because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a residual certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

         H.       Tax-Exempt Investors

         Any residual certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of section 512 of the Code will be subject to such tax on that portion of the distributions received on a residual certificate that is considered an "excess inclusion." See "--Residual Certificates--Excess Inclusions" above.

         I. Non-U.S. Persons

         Amounts paid to residual securityholders who are not U.S. Persons (see "--Regular Certificates--Non-U.S. Persons" above) are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to residual securityholders should qualify as "portfolio interest", subject to the conditions described in "-Regular Certificates" above, but only to the extent that the mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a residual certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Residual Certificates-Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the residual certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (e.g., where the residual certificates do not have significant value). See "--Residual Certificates-Excess Inclusions" above. If the amounts paid to residual securityholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding tax will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to
U. S. federal income taxation at regular graduated rates. For special restrictions on the transfer of residual certificates, see "--Tax-Related Restrictions on Transfers of Residual Certificates" below.

         Regular securityholders and persons related to such holders should not acquire any residual certificates, and residual securityholders and persons related to residual securityholders should not acquire any regular certificates without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

         J.       Tax-Related Restrictions on Transfers of Residual Certificates

         DISQUALIFIED ORGANIZATIONS. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a disqualified organization. The amount of the tax equals the product of

         o an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer multiplied by

         o the highest marginal federal income tax rate applicable to corporations.

         The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middlemen) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means

         o the United States, any state, possession, or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by any such governmental agency),

         o any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income",

         o        a rural electric or telephone cooperative, and

         o        electing large partnerships.

         A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of

         o the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization, and

         o the highest marginal federal income tax rate applicable to corporations.

         The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means

         o a regulated investment company, real estate investment trust or common trust fund,

         o        a partnership, trust or estate, and

         o        certain cooperatives.

         Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass- through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988.

         In order to comply with these rules, the pooling and servicing agreement will provide that no record or beneficial ownership interest in a residual certificate may be, directly or indirectly, purchased, transferred or sold without the express written consent of the master servicer. The master servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the residual certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the residual certificate.

         NON-ECONOMIC RESIDUAL CERTIFICATES. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a non-economic residual certificate to a U.S. Person, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A "non-economic residual certificate" is any residual certificate (including a residual certificate with a positive value at issuance) unless at the time of transfer, taking into account the prepayment assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

         o the present value of the expected future distributions on the residual certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and

         o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

         A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if

         o the transferor conducted a reasonable investigation of the transferee's financial condition and found that the transferee had historically paid its debts as they come due and found no evidence to indicate that the transferee would not continue to pay its debts in the future; and

         o the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due.

         Final Treasury regulations issued on July 18, 2002 (the "New REMIC Regulations"), provide that transfers of non-economic residual interests must meet two additional requirements to qualify for the safe harbor:

         o the transferee must represent that it will not cause income from the non-economic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a "foreign branch") of the transferee or another U.S. taxpayer; and

         o the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations.

         A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if:

         o at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons;

         o the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know that the transferee will not honor these restrictions on subsequent transfers, and

         o a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the non-economic residual interest), that the taxes associated with the residual interest will not be paid.
         In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test.

         The formula test provides that the transfer of a non-economic residual interest will not qualify under the formula test unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the present value of the sum of

         o any consideration given to the transferee to acquire the interest (the inducement payment),

         o        future distributions on the interest, and

         o any anticipated tax savings associated with holding the interest as the REMIC generates losses.


         For purposes of this calculation, the present value is calculated using a discount rate equal to the lesser of the applicable federal rate and the transferee's cost of borrowing.

         If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

         The New REMIC Regulations generally apply to transfers of non-economic residual interests occurring on or after February 4, 2000. The requirement of a representation that a transfer of a non-economic residual interest is not made to a foreign branch of a domestic corporation and the requirement of using the short term applicable federal rate for purposes of the formula test apply to transfers occurring on or after August 19, 2002.

         If a transfer of a non-economic residual certificate is disregarded, the transferor would continue to be treated as the owner of the residual certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

         FOREIGN INVESTORS. The REMIC Regulations provide that the transfer of a residual certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person, unless such transferee's income in respect of the residual certificate is effectively connected with the conduct of a United States trade or business. A residual certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the residual certificate to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers to foreign persons of residual certificates that have tax avoidance potential are effective for all transfers after June 30, 1992. The pooling and servicing agreement will provide that no record or beneficial ownership interest in a residual certificate may be, directly or indirectly, transferred to a non-U.S. Person unless such person provides the trustee with a duly completed IRS Form W-8ECI and the trustee consents to such transfer in writing.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in residual certificates are advised to consult their own tax advisors with respect to transfers of the residual certificates and, in addition, passthrough entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in this prospectus under "Material Federal Income Tax Considerations" above, potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         ERISA imposes requirements on certain employee benefit plans (and the Code imposes requirements on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans) as well as on collective investment funds and separate accounts in which these plans, accounts or arrangements are invested and on persons who bear specified relationships to these types of plans or arrangements ("Parties in Interest") or are fiduciaries with respect to these types of plans and arrangements. In this prospectus we refer to these types of plans and arrangements as "Plans." Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of a Plan be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of the Plan. ERISA also imposes certain duties on persons who are fiduciaries of Plans, such as the duty to invest prudently, to diversify investments unless it is prudent not to do so, and to invest in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of that Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable federal or state law. However, any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and Parties in Interest, and impose additional prohibitions where Parties in Interest are fiduciaries with respect to a Plan. Certain Parties in Interest that participate in a prohibited transaction may be subject to excise taxes imposed pursuant to
Section 4975 of the Code, or penalties imposed pursuant to Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available.

         The DOL issued regulations concerning the definition of what constitutes the assets of a Plan (Department of Labor Reg. Section 2510.3-101). Under this Plan Assets Regulation, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment could be deemed, for purposes of ERISA, to be assets of the investing Plan in certain circumstances.

         The Plan Assets Regulation provides that, generally, the assets of an entity in which a Plan invests will not be deemed to be assets of the Plan for purposes of ERISA if the equity interest acquired by the investing Plan is a "publicly-offered security", or if equity participation by "benefit plan investors" is not "significant". In general, a publicly-offered security, as defined in the Plan Assets Regulation, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934. Equity participation in an entity by "benefit plan investors" is not significant if, after the most recent acquisition of an equity interest in the entity, less than 25% of the value of each class of equity interest in the entity is held by benefit plan investors, which include benefit plans described in ERISA or under
Section 4975 of the Code, whether or not they are subject to ERISA, as well as entities whose underlying assets include assets of a Plan by reason of a Plan's investment in the entity.

         If no exception under the Plan Assets Regulation applies and if a Plan (or a person investing assets of a Plan, such as an insurance company general account) acquires an equity interest in the trust, then the assets of the trust could be considered to be assets of the Plan. In that event, the master servicer and other persons exercising management or discretionary control over the assets of the issuer or providing services with respect to the issuer's assets could be deemed to be Parties in Interest with respect to investing Plans; this would subject the master servicer and such other persons to the fiduciary responsibility provisions of Title I of ERISA to the extent that they exercised discretionary control of Plan assets, and to the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code with respect to transactions involving the issuer's assets. Because the loans held by the trust may be deemed assets of each Plan that purchases an equity interest, an investment in an equity interest issued by the trust to a Plan might be a prohibited transaction under ERISA and subject to an excise tax under Section 4975 of the Code, and may cause transactions undertaken in the course of operating the trust to constitute prohibited transactions, unless a statutory, regulatory or administrative exemption applies.

INSURANCE COMPANY GENERAL ACCOUNTS

         The United States Department of Labor (DOL) has published final regulations under Section 401(c) of ERISA describing a safe harbor for insurers that, on or before December 31, 1998, issued certain non-guaranteed policies supported by their general accounts to Plans (Labor Reg. Section 2550.401c-1). Under this regulation, an insurer will not be considered an ERISA fiduciary with respect to its general account by virtue of a Plan's investment in such a policy.

PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 83-1

         Any fiduciary or other Plan asset investor that proposes to purchase securities on behalf of a Plan or with Plan assets should consult with its counsel on the potential applicability of ERISA and the Code to that investment and the availability of any prohibited transaction class exemption in connection therewith. In particular, in connection with a contemplated purchase of securities representing a beneficial ownership interest in a pool of single-family residential mortgages, the fiduciary should consider the availability of PTCE 83-1 for various transactions involving mortgage pool investment trusts. PTCE 83-1 permits, subject to certain conditions, transactions that might otherwise be prohibited between Plans and Parties in Interest with respect to those plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in those mortgage pools by Plans. However, PTCE 83-1 does not provide exemptive relief with respect to securities evidencing interests in trusts which include mortgage loans secured by third or more junior liens, revolving credit loans, loans on unimproved land, contracts, cooperative loans, multifamily or mixed-use mortgage loans or some types of private securities, or which contain a swap or a pre-funding arrangement. In addition, PTCE 83-1 does not provide exemptive relief for transactions involving subordinated securities. The prospectus supplement may indicate whether it is expected that PTCE 83-1 will apply to securities offered by that prospectus supplement.

UNDERWRITER EXEMPTION

         The DOL issued to Nomura Securities International Inc. an administrative exemption (PTE 93-32, as amended by PTE 97-34, PTE 2000-58 and PTE 2002-41) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, holding and subsequent resale by Plans of "securities" that are obligations of an issuer containing certain receivables, loans and other obligations, with respect to which Nomura Securities International Inc. is the underwriter, manager or co- manager of an underwriting syndicate.

         The Exemption contains a number of requirements. It does not apply to any investment pool unless, among other things, the investment pool satisfies the following conditions:

         o the investment pool consists only of assets of a type which have been included in other investment pools;

         o securities evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of securities pursuant to the exemption; and

         o securities in such other investment pools have been rated in one of the three (or four, if the investment pool contains certain types of assets) highest generic rating categories by one of the credit rating agencies noted below.

         The Exemption sets forth general conditions which must be satisfied for a transaction to be eligible for exemptive relief thereunder. Generally, the Exemption holds that the acquisition of the securities by a Plan must be on terms (including the price for the securities) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Exemption requires that the rights and interests evidenced by the securities not be "subordinated" to the rights and interests evidenced by other securities of the same trust, except when the trust holds certain types of assets and the loan-to-value ratio is 100% or less at the closing date or the issuance of the securities. The Exemption requires that securities acquired by a Plan have received a rating at the time of their acquisition that is in one of the three (or four, if the trust holds certain types of assets) highest generic rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch Ratings, Inc. ("Rating Agencies") except that the rating must be in the top two highest given rating categories if the loan-to-value ratio is greater than 100%. The Exemption specifies that the pool trustee must not be an affiliate of any other member of the "Restricted Group" (defined below), other than the underwriter. The Exemption stipulates that any Plan investing in the securities must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933, as amended which each purchaser of a security shall be deemed to represent. Finally, the Exemption requires that, depending on the type of issuer, the documents establishing the issuer and governing the transaction contain certain provisions to protect the assets of the issuer, and that the issuer receive certain legal opinions.

         If an issuer holds obligations that high loan-to-value ratios of 125% or less, the Exemption may apply to the issuer's non-subordinated securities rated in one of the two highest generic rating categories by at least one of the Rating Agencies if both of the following conditions are met:

         o        the obligations are residential or home equity loans, and

         o the fair market value of the real property collateral securing the loan on the closing date is at least 80% of the sum of the outstanding principal balance of the loan held in the investment pool and the outstanding principal balance of any other loan of higher lien priority secured by the same real property collateral.

         Moreover, the Exemption generally provides relief from certain self-dealing and conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities of an issuer holding receivables as to which the fiduciary (or its affiliate) is an obligor, provided that, among other requirements:

         o in the case of an acquisition in connection with the initial issuance of securities, at least 50% of each class of securities in which Plans have invested and at least 50% of the aggregate interest in the issuer is acquired by persons independent of the Restricted Group;

         o the fiduciary (or its affiliate) is an obligor with respect to not more than 5% of the fair market value of the obligations contained in the issuer;

         o the Plans' investment in securities of any class does not exceed 25% of all of the securities of that class outstanding at the time of the acquisition; and

         o immediately after the acquisition, no more than 25% of the assets of any Plan with respect to which the person is a fiduciary is invested in securities representing an interest in one or more issuers containing assets sold or serviced by the same entity.

         The Exemption provides only limited relief to Plans sponsored by the "Restricted Group", which consists of the seller, the underwriter, the trustee, the master servicer, any servicer, any counterparty of a permitted swap or notional principal contract or any insurer with respect to the mortgage loans, any obligor with respect to mortgage loans included in the investment pool constituting more than 5% of the aggregate principal balance of the assets in the investment pool, or any affiliate of those parties.

         If pre-funding is anticipated, the Exemption extends exemptive relief to securities issued in transactions using pre-funding accounts, whereby a portion of the loans backing the securities are transferred to the trust fund within a specified period following the closing date (the "DOL Pre-Funding Period").

         o First, the ratio of the amount allocated to the pre-funding account to the total principal amount of the Securities being offered ("Pre-Funding Limit") must not exceed twenty-five percent (25%).

         o Second, all loans transferred after the closing date (the "Additional Loans") must meet the same terms and conditions for eligibility as the original loans used to create the trust fund, which terms and conditions have been approved by the Rating Agency.

         o Third, the transfer of such Additional Loans to the trust fund during the DOL Pre-Funding Period must not result in the securities receiving a lower credit rating from the Rating Agency upon termination of the DOL Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the securities by the trust.

         o Fourth, solely as a result of the use of the pre-funding, the weighted average annual percentage interest rate (the "Average Interest Rate") for all of the loans in the trust fund at the end of the DOL Pre-Funding Period must not be more than 100 basis points lower than the Average Interest Rate for the loans which were transferred to the trust fund on the closing date.

         o Fifth, either: (i) the characteristics of the additional loans must be monitored by an insurer or other credit support provider which is independent of the depositor; or (ii) an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to the Rating Agency, the underwriter and the trustee) stating whether or not the characteristics of the additional loans conform to the characteristics described in the prospectus or related prospectus supplement or agreement.

         o Sixth, the DOL Pre-Funding Period must generally end no later than three months or 90 days after the closing date.

         o Seventh, amounts transferred to any Pre-Funding Account used in connection with the pre-funding may be invested only in investments which are permitted by the Exemption rating agency and (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by the Exemption rating agency.

         o        Eighth, certain disclosure requirements must be met.

         The Exemption extends exemptive relief to certain mortgage-backed and asset-backed securities transactions involving trusts that contain an interest rate swap, provided the swap satisfies certain requirements and the other requirements of the Exemption are met. Among other requirements, the counterparty to the swap must maintain ratings at certain levels from Exemption rating agencies, and the documentation for the swap must provide for certain remedies if the rating declines. The swap must be an interest rate swap denominated in U.S. dollars, may not be leveraged, and must satisfy several other criteria. Securities of any class affected by the swap may be sold to Plan investors only if they are "qualified plan investors" that satisfy several requirements relating to their ability to understand the terms of the swap and the effects of the swap on the risks associated with an investment in the security.

         The rating of a security may change. If a class of securities no longer satisfies the applicable rating requirement of the underwriter exemption, securities of that class will no longer be eligible for relief under the underwriter exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the security when it had an appropriate rating would not be required by the underwriter exemption to dispose of it). Each purchaser shall ascertain the rating as of the security at the time of purchase.

         The prospectus supplement for each series of securities will indicate the classes of securities, if any, offered thereby as to which it is expected that the exemption will apply. In the case of certain types of securities, transfer of the securities will not be registered unless the transferee represents that it is not, and is not purchasing on behalf of, a plan, account or other retirement arrangement or provides an opinion of counsel to the trustee for the benefit of the trustee, depositor and servicer, which opinion of counsel will not be at the expense of the trustee or depositor, satisfactory to the trustee that the purchase of the securities by or on behalf of a plan, account or other retirement arrangement is permissible under applicable law, will not give rise to a non-exempt prohibited transaction and will not subject the trustee, the master servicer or the depositor to any obligation or liability in addition to those undertaken in the operative agreements.

         Any Plan fiduciary which proposes to cause a Plan to purchase securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of the Exemption or any other available exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

         The prospectus supplement will specify which classes of the Notes or Certificates, as applicable, if any, will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). Generally, only classes of Offered Notes or Offered Certificates, as applicable, that (1) are rated in one of the two highest rating categories by one or more rating agencies and (2) are part of a series representing interests in, or secured by, a trust fund consisting of loans secured by first liens on real property and originated by particular types of originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA.

         Those classes of Offered Notes or Offered Certificates, as applicable, qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality of the United States constitute legal investments for those entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of some entities (in particular, insurance companies) to invest in mortgage related securities secured by liens on residential, or mixed residential and commercial, properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in these securities, and national banks may purchase these securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss.24 (Seventh), subject in each case to regulations that the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss.1.5), some "Type IV securities," defined in 12 C.F.R. ss.1.2(l) to include some "residential mortgage related securities." As so defined, "residential mortgage-related security" means, in relevant part, "mortgage related security" within the meaning of SMMEA. The National Credit Union Administration ("NCUA") has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under some limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss.703.140. Thrift institutions that are subject to the jurisdiction of the Office of Thrift Supervision (the "OTS") should consider the OTS' Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," before investing in any of the Offered Notes or Offered Certificates, as applicable.

         All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council ("FFIEC"), which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks (including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

         The Office of Thrift Supervision (the "OTS") has issued Thrift Bulletins 73a, entitled "Investing in Complex Securities" ("TB 73a"), which is effective as of December 18, 2001 and applies to savings associations regulated by the OTS, and 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" ("TB 13a"), which is effective as of December 1, 1998, and applies to thrift institutions regulated by the OTS.

         One of the primary purposes of TB 73a is to require savings associations, prior to taking any investment position, to determine that the investment position meets applicable regulatory and policy requirements (including those set forth TB 13a (see below)) and internal guidelines, is suitable for the institution, and is safe and sound. OTS recommends, with respect to purchases of specific securities, additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuer and any underlying assets as well as analysis of the effects of payment priority, with respect to a security which is divided into separate tranches with unequal payments, and collateral investment parameters, with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates OTS's due diligence requirements for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable regulatory requirements, the savings association's investment practices will be subject to criticism, and OTS may require divestiture of such securities. OTS also recommends, with respect to an investment in any "complex securities," that savings associations should take into account quality and suitability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a, "complex security" includes among other things any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). Accordingly, all Classes of the Offered Certificates would likely be viewed as "complex securities." With respect to quality and suitability factors, TB 73a warns (i) that a savings association's sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice, (ii) that a savings association should only use ratings and analyses from nationally recognized rating agencies in conjunction with, and in validation of, its own underwriting processes, and (iii) that it should not use ratings as a substitute for its own thorough underwriting analyses. With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

         One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position, to (i) conduct a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and (ii) conduct a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. The OTS recommends that while a thrift institution should conduct its own in-house pre- acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

         If specified in the prospectus supplement, other classes of Offered Notes or Offered Certificates, as applicable, offered pursuant to this prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of those classes under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase these Offered Notes or Offered Certificates, as applicable, may be subject to significant interpretive uncertainties.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by those authorities before purchasing any Offered Notes or Offered Certificates, as applicable, as some classes or subclasses may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies or guidelines (in some instances irrespective of SMMEA).

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying," and with regard to any Offered Notes or Offered Certificates, as applicable, issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

         Except as to the status of some classes of Offered Notes or Offered Certificates, as applicable, as "mortgage related securities," no representation is made as to the proper characterization of the Offered Notes or Offered Certificates, as applicable, for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase any Offered Notes or Offered Certificates, as applicable, under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Notes or Offered Certificates, as applicable,) may adversely affect the liquidity of the Offered Notes or Offered Certificates, as applicable.

         Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Notes or Offered Certificates, as applicable, of any class constitute legal investments for them or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                             METHODS OF DISTRIBUTION

         The Notes or Certificates, as applicable, offered by this prospectus and by the supplements to this prospectus will be offered in series. The distribution of the Notes or Certificates, as applicable, may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If specified in the prospectus supplement, the Notes or Certificates, as applicable, will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Nomura Securities International, Inc. (the "Underwriter") acting as underwriter with other underwriters, if any, named in the underwriting agreement. In that event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any Notes or Certificates, as applicable, agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of the Notes or Certificates, as applicable, underwriters may receive compensation from the depositor or from purchasers of the Notes or Certificates, as applicable, in the form of discounts, concessions or commissions. The prospectus supplement will describe any compensation paid by the depositor.

         Alternatively, the prospectus supplement may specify that the Notes or Certificates, as applicable, will be distributed by the Underwriter acting as agent or in some cases as principal with respect to Notes or Certificates, as applicable, that it has previously purchased or agreed to purchase. If the Underwriter acts as agent in the sale of Notes or Certificates, as applicable, the Underwriter will receive a selling commission for each series of Notes or Certificates, as applicable, depending on market conditions, expressed as a percentage of the total principal balance of the related mortgage loans as of the Cut-off Date. The exact percentage for each series of Notes or Certificates, as applicable, will be disclosed in the prospectus supplement. To the extent that the Underwriter elects to purchase Notes or Certificates, as applicable, as principal, the Underwriter may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement for any series offered other than through underwriters will contain information regarding the nature of that offering and any agreements to be entered into between the depositor and purchasers of Notes or Certificates, as applicable, of that series.

         The depositor will indemnify the Underwriter and any underwriters against particular civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments the Underwriter and any other underwriters may be required to make in respect of these civil liabilities.

         In the ordinary course of business, the Underwriter and the depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the depositor's mortgage loans pending the sale of those mortgage loans or interests in those mortgage loans, including the Notes or Certificates, as applicable. The Underwriter performs management services for the depositor.

         The depositor anticipates that the Notes or Certificates, as applicable, will be sold primarily to institutional investors. Purchasers of Notes or Certificates, as applicable, including dealers, may, depending on the facts and circumstances of those purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Notes or Certificates, as applicable. Securityholders should consult with their legal advisors in this regard before any reoffer or sale of Notes or Certificates, as applicable.

         As to each series of Notes or Certificates, as applicable, only those classes rated in one of the four highest rating categories by any rating agency will be offered by this prospectus. Any lower rated or unrated class may be initially retained by the depositor, and may be sold by the depositor at any time to one or more institutional investors.

                             ADDITIONAL INFORMATION

         The Depositor has filed with the Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the Notes or Certificates, as applicable, (the "Registration Statement"). This prospectus, which forms a part of the Registration Statement, omits some of the information contained in the Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement and the exhibits to the Registration Statement can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at Regional Offices in the following locations:

         o Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and

         o        New York Regional Office, 233 Broadway, New York, New York
                  10279.

Copies of these materials can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         The Commission also maintains a site on the world wide web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The Depositor has filed the Registration Statement, including all exhibits to the Registration Statement, through the EDGAR system and therefore these materials should be available by logging onto the Commission's web site. The Commission maintains computer terminals providing access to the EDGAR system at each of the offices referred to above.

         Copies of the most recent Fannie Mae prospectus for Fannie Mae certificates and Fannie Mae's annual report and quarterly financial statements as well as other financial information are available from the Director of Investor Relations of Fannie Mae, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). The Depositor did not participate in the preparation of Fannie Mae's prospectus or its annual or quarterly reports or other financial information and, accordingly, makes no representation as to the accuracy or completeness of the information in those documents.

         Copies of the most recent Offering Circular for Freddie Mac certificates as well as Freddie Mac's most recent Information Statement and Information Statement supplement and any quarterly report made available by Freddie Mac may be obtained by writing or calling the Investor Inquiry Department of Freddie Mac at 8200 Jones Branch Drive, McLean, Virginia 22102 (outside Washington, D.C. metropolitan area, telephone 800-336-3672; within Washington, D.C. metropolitan area, telephone 703-759-8160). The Depositor did not participate in the preparation of Freddie Mac's Offering Circular, Information Statement or any supplement to the Information Statement or any quarterly report of the

Information Statement and, accordingly, makes no representation as to the accuracy or completeness of the information in those documents.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by or on behalf of the trust fund referred to in the prospectus supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the Notes or Certificates, as applicable, issued by that trust fund will be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of those documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus (or in the prospectus supplement) or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or replaces that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Trustee on behalf of any trust fund will provide without charge to each person to whom this prospectus is delivered, upon request, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this prospectus (not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests for information should be directed to the corporate trust office of the Trustee specified in the prospectus supplement.

                                  LEGAL MATTERS

         Certain legal matters, including the federal income tax consequences to securityholders of an investment in the Notes or Certificates, as applicable, of a series, will be passed upon for the depositor by Thacher Proffitt & Wood.

                              FINANCIAL INFORMATION

         A new trust fund will be formed for each series of Notes or Certificates, as applicable, and no trust fund will engage in any business activities or have any assets or obligations before the issuance of the related series of Notes or Certificates, as applicable. Accordingly, financial statements for a trust fund will generally not be included in this prospectus or in the prospectus supplement.

                                     RATING

         As a condition to the issuance of any class of Offered Notes or Offered Certificates, as applicable, they must not be rated lower than investment grade; that is, they must be rated in one of the four highest rating categories, by a rating agency.

         Ratings on mortgage pass-through certificates and mortgage-backed notes address the likelihood of receipt by securityholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with the Notes or Certificates, as applicable, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates, mortgage-backed notes and other asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                             INDEX OF DEFINED TERMS

1998 Policy Statement........................................................114
Accrual Period    ............................................................16
Accrual Securities............................................................21
Accrued Security Interest.....................................................24
Adjustable Rate Assets.........................................................3
Agency Securities .............................................................3
Agreement         ............................................................34
ARM Loans         .............................................................6
Asset Group       ............................................................22
Asset Seller      .............................................................3
Available Distribution Amount.................................................22
Balloon Payment Assets.........................................................4
Beneficial Owner  ............................................................29
Bi-weekly Assets  .............................................................4
Book-Entry Securities.........................................................22
Buy Down Assets   .............................................................3
Buydown Mortgage Loans........................................................19
Buydown Period    ............................................................19
Capitalized Interest Account..................................................14
Cash Flow Agreement...........................................................15
Certificates      ............................................................21
Charter Act       ............................................................10
Collection Account............................................................38
Commission        .............................................................6
Convertible Assets.............................................................4
Cooperative Corporation.......................................................31
Cooperatives      .............................................................4
Covered Trust     ............................................................55
CPR               ............................................................18
Cut-off Date      .............................................................5
Definitive Securities.........................................................22
Determination Date............................................................22
Distribution Date ............................................................16
DTC               ............................................................29
Euroclear         ............................................................29
Euroclear Operator............................................................31
European Depositaries.........................................................31
Exchange Act      ............................................................30
Fannie Mae        .............................................................3
FDIC              ............................................................38
FHA               .............................................................5
Freddie Mac       .............................................................3
Freddie Mac Act   ............................................................11
Freddie Mac Certificate Group.................................................11
GEM Assets        .............................................................3
Ginnie Mae        .............................................................3
GPM Assets        .............................................................4
Home Equity Loans .............................................................5
Housing Act       .............................................................9
HUD               ............................................................45
Increasing Payment Asset.......................................................4
Increasing Payment Assets......................................................3
Indirect Participants.........................................................30
Insurance Proceeds............................................................23
Interest Rate     ............................................................23
Interest Reduction Assets......................................................3
Land Sale Contracts............................................................5
Level Payment Assets...........................................................3
Liquidation Proceeds..........................................................23
Lock-out Date     .............................................................7
Mortgaged Properties...........................................................4
Mortgages         .............................................................5
Nonrecoverable Advance........................................................26
Notes             ............................................................21
Offered Securities............................................................22
Participants      ............................................................29
Permitted Investments.........................................................38
Pre-Funded Amount ............................................................14
Pre-Funding Account...........................................................14
Pre-Funding Period............................................................14
Prepayment Premium.............................................................7
Purchase Price    ............................................................36
Record Date       ............................................................22
REMIC Securities  ............................................................34
REO Property      ............................................................27
Retained Interest ............................................................47
Revolving Credit Line Loans....................................................7
Rules             ............................................................32
Securities        ............................................................21
Security Balance  ............................................................24
Senior Securities ............................................................21
Servicemen's Readjustment Act.................................................14
Servicing Standard............................................................41
Single Family Property.........................................................4
SPA               ............................................................18
Special servicer  ............................................................49
Step-up Rate Assets............................................................4
Strip Securities  ............................................................21
Stripped Agency Securities....................................................12
Subordinate Securities........................................................21
Subsequent Assets ............................................................14
Terms and Conditions..........................................................31
UCC               ............................................................30
VA                .............................................................5
VA Guaranty Policy............................................................46
Value             .............................................................5
Warranting Party  ............................................................37
Yield Considerations..........................................................24

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.          Other Expenses of Issuance and Distribution.

     The expenses expected to be incurred in connection with the issuance and distribution of the Securities being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.


SEC Registration Fee..............................          $80.90
Printing and Engraving Fees.......................      100,000.00*
Legal Fees and Expenses...........................      200,000.00*
Accounting Fees and Expenses......................       75,000.00*
Trustee Fees and Expenses.........................       85,000.00*
Rating Agency Fees................................      300,000.00*
Miscellaneous.....................................       25,000.00*
         Total....................................     $785,080.90
_____________
*Based on the offering of a single series of Securities.

Item 15. Indemnification of Directors and Officers.

     Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b), or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification and advancement of expenses provided by, or granted pursuant to,
Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

     The By-Laws of the Depositor provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of Delaware, the Depositor (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Depositor against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threat ened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Depositor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Pursuant to Section 145 of the General Corporation Law of Delaware, liability insurance is maintained covering directors and principal officers of the Depositor.

     The Pooling and Servicing Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Securityholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreement with respect to each series of Certificates and the Servicing Agreement, Indenture and Owner Trust Agreement with respect to each series of Notes will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreement, Servicing Agreement, Indenture or Owner Trust Agreement and related Securities other than such expenses related to particular Mortgage Loans.

Item 16. Exhibits.

       1.1    Form of Underwriting Agreement.

       3.1    Certificate of Incorporation of the Registrant.

       3.2    By-laws of the Registrant.

       4.1 Form of Pooling and Servicing Agreement, for a series consisting of Senior and Subordinate Certificates.

       4.2 Form of Trust Agreement, for a series consisting of Mortgage-Backed Notes.

       4.3 Form of Servicing Agreement, for a series consisting of Mortgage-Backed Notes.

       4.4    Form of Indenture, for a series consisting of Mortgage-Backed
              Notes.

       5.1    Opinion of Thacher Proffitt & Wood.

       8.1 Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included as part of Exhibit 5.1).

       23.1   Consent of Thacher Proffitt & Wood (included as part of Exhibits
              5.1 and 8.1).

       24.1   Power of Attorney.

Item 17. Undertakings.

A.   Undertaking Pursuant to Rule 415.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post- effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

     provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking in Connection with Incorporation by Reference of Certain Filings under the Securities Exchange Act of 1934.

     The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.   Undertaking in Respect of Indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Nomura Asset Acceptance Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the ____ day of October, 2003.

                                        NOMURA ASSET ACCEPTANCE
                                        CORPORATION

                                        By: /s/ Jay Gracin
                                            -----------------------------
                                        Name:   Jay Gracin
                                        Title:  Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.


      SIGNATURE                          CAPACITY                                        DATE
      ---------                          --------                                        ----
         *                               Board Member                                    October 10, 2003
------------------------
Shunichi Ito


         *                               Board Member, Treasurer and Chief Financial     October 10, 2003
------------------------                 Officer
Raymond Carli


         *                               Board Member, Chief Legal Officer and           October 10, 2003
------------------------                 Executive Managing Director
David Findlay


         *                               Independent Director                            October 10, 2003
------------------------
Kenneth J. Uva


         *                               President and Chief Executive Officer           October 10, 2003
------------------------
Michael Hurdelbrink


         *                               Secretary                                       October 10, 2003
------------------------
Matthew Bromberg


/s/ Jay Gracin                           Assistant Secretary                             October 10, 2003
------------------------
Jay Gracin


By: /s/ Jay Gracin
    --------------------
    Jay Gracin
    Attorney-in-fact

EXHIBIT INDEX
-------------

Exhibit
Number
------

       1.1    Form of Underwriting Agreement.

       3.1    Certificate of Incorporation of the Registrant.

       3.2    By-laws of the Registrant.

       4.1 Form of Pooling and Servicing Agreement, for a series consisting of Senior and Subordinate Certificates.

       4.2 Form of Trust Agreement, for a series consisting of Mortgage-Backed Notes.

       4.3 Form of Servicing Agreement, for a series consisting of Mortgage-Backed Notes.

       4.4    Form of Indenture, for a series consisting of Mortgage-Backed
              Notes.

       5.1    Opinion of Thacher Proffitt & Wood.

       8.1 Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included as part of Exhibit 5.1).

       23.1   Consent of Thacher Proffitt & Wood (included as part of Exhibits
              5.1 and 8.1).

       24.1   Power of Attorney.